FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholder of

Equitable Financial Life Insurance Company

Opinion on the Financial Statements

We have audited the consolidated financial statements, including the related notes and financial statement schedules, of Equitable Financial Life Insurance Company and its subsidiaries (the “Company”) as listed in the accompanying index (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2022, in conformity with accounting principles generally accepted in the United States of America.

Change in Accounting Principle

As discussed in Note 2 to the consolidated financial statements, the Company changed the manner in which it accounts for long-duration insurance contracts in 2023.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matters communicated below are matters arising from the current period audit of the consolidated financial statements that were communicated or required to be communicated to the audit committee and that (i) relate to accounts or disclosures that are material to the consolidated financial statements and (ii) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the consolidated financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Adoption of the New Accounting Standard for Long-Duration Insurance Contracts

As described above and in Notes 2 and 8 to the consolidated financial statements, the Company has adopted the new accounting standard relating to targeted improvements to existing recognition, measurement, presentation and disclosure requirements for long-duration insurance contracts (the “LDTI standard”). The Company adopted the LDTI standard on January 1, 2023 with retroactive cumulative effect to January 1, 2021, on a modified retrospective basis, except for market risk benefits which used a full retrospective basis. As a result of the adoption, the consolidated financial statements as of and for the years ended December 31, 2022 and 2021 have been adjusted to reflect the effects of applying the LDTI standard.

The impact of adopting the LDTI standard resulted in transition date adjustments to retained earnings and accumulated other comprehensive of $(2,689) million and $(1,093) million, respectively, as of January 1, 2021, and transition period adjustments to total equity of $386 million and $(1,223) million as of December 31, 2022 and 2021, respectively, and to net income of $411 million and $2,507 million for the years ended December 31, 2022 and 2021. The transition date and transition period adjustments are principally related to the liability for future policy benefits and market risk benefits. The liability for future policy benefits is estimated by management based on the present value of future policy benefits and related claim expenses, less the present value of estimated future net premiums. Management developed a discount rate methodology used to estimate the present value of the liability for future policy benefits for the Company’s traditional insurance liabilities and constructed a discount rate curve that references upper-medium grade (low credit risk) fixed-income instrument yields. The methodology uses observable market data, where available, and uses various estimation techniques (such as interpolation and extrapolation) where data is limited. Discount rates are updated quarterly. Certain guaranteed minimum death and living benefits (collectively, the “GMxB features”) associated with variable annuity products, other general account annuities and ceded reinsurance contracts with GMxB features with other than nominal market risk are identified by management, measured at estimated fair value and presented separately on the balance sheet as market risk benefits. Market risk benefits are measured at fair value on a seriatim basis using an ascribed fee approach. The ascribed fee is determined at policy inception date so that the mean present value of claims, including any risk charge, is equal to the mean present value of the projected attributed fees which will be capped at average present value of total policyholder contractual fees. The attributed fee percentage is considered a fixed term of the MRB feature and is held static over the life of the contract. The market risk benefits estimated fair value is equal to the average present value of benefits less the average present value of ascribed fees and is determined using a discounted cash flow valuation technique. Considerable judgment is utilized by management in determining the assumptions related to lapse rates, withdrawal rates, utilization rates, non-performance risk, volatility rates, annuitization rates and mortality (collectively, the significant market risk benefit assumptions). As of December 31, 2022 the estimated fair value of purchased market risk benefits, assets for market risk benefits and liabilities for market risk benefits was $(10,490) million, $(478) million and $15,751 million, respectively.

As described above and in Notes 2 and 8 to the consolidated financial statements, the Company has adopted the new accounting standard relating to targeted improvements to existing recognition, measurement, presentation and disclosure requirements for long-duration insurance contracts (the “LDTI standard”). The Company adopted the LDTI standard on January 1, 2023 with retroactive cumulative effect to January 1, 2021, on a modified retrospective basis, except for market risk benefits which used a full retrospective basis. As a result of the adoption, the consolidated financial statements as of and for the years ended December 31, 2022 and 2021 have been adjusted to reflect the effects of applying the LDTI standard. The impact of adopting the LDTI standard resulted in transition date adjustments to retained earnings and accumulated other comprehensive of $(2,689) million and $(1,093) million, respectively, as of January 1, 2021, and transition period adjustments to total equity of $386 million and $(1,223) million as of December 31, 2022 and 2021, respectively, and to net income of $411 million and $2,507 million for the years ended December 31, 2022 and 2021. The transition date and transition period adjustments are principally related to the liability for future policy benefits and market risk benefits. The liability for future policy benefits is estimated by management based on the present value of future policy benefits and related claim expenses, less the present value of estimated future net premiums. Management developed a discount rate methodology used to estimate the present value of the liability for future policy benefits for the Company’s traditional insurance liabilities and constructed a discount rate curve that references upper-medium grade (low credit risk) fixed-income instrument yields. The methodology uses observable market data, where available, and uses various estimation techniques (such as interpolation and extrapolation) where data is limited. Discount rates are updated quarterly. Certain guaranteed minimum death and living benefits (collectively, the “GMxB features”) associated with variable annuity products, other general account annuities and ceded reinsurance contracts with GMxB features with other than nominal market risk are identified by management, measured at estimated fair value and presented separately on the balance sheet as market risk benefits. Market risk benefits are measured at fair value on a seriatim basis using an ascribed fee approach. The ascribed fee is determined at policy inception date so that the mean present value of claims, including any risk charge, is equal to the mean present value of the projected attributed fees which will be capped at average present value of total policyholder contractual fees. The attributed fee percentage is considered a fixed term of the MRB feature and is held static over the life of the contract. The market risk benefits estimated fair value is equal to the average present value of benefits less the average present value of ascribed fees and is determined using a discounted cash flow valuation technique. Considerable judgment is utilized by management in determining the assumptions related to lapse rates, withdrawal rates, utilization rates, non-performance risk, volatility rates, annuitization rates and mortality (collectively, the significant market risk benefit assumptions). As of December 31, 2022 the estimated fair value of purchased market risk benefits, assets for market risk benefits and liabilities for market risk benefits was $(10,490) million, $(478) million and $15,751 million, respectively.

Amortization and Valuation of Deferred Policy Acquisition Costs (“DAC”) related to Variable Annuity Products with Guaranteed Minimum Benefits (as accounted for in the original issuance)

As described in Note 2 (not presented herein) to the consolidated financial statements (appearing under Item 8 of the Company’s 2022 Annual Report on Form 10-K), DAC represents acquisition costs that vary with and are primarily related to the acquisition of new and renewal insurance business that are deferred. A significant portion of the $5.9 billion DAC as of December 31, 2022, is associated with the variable annuity products with guaranteed minimum benefits. DAC associated with certain variable annuity products is amortized based on estimated assessments, with DAC on the remainder of variable annuities, Universal Life and investment-type products amortized over the expected total life of the contract group as a constant percentage of estimated gross profits. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period. The DAC amortization and valuation estimates for these products are determined using models and significant assumptions related to projected future separate account performance, mortality, contract persistency, and general account investment spread. As described above and in Note 2, subsequent to the original issuance of the December 31, 2022 consolidated financial statements, the Company adopted the new accounting standard relating to targeted improvements to existing recognition, measurement, presentation and disclosure requirements for long-duration insurance contracts on a modified retrospective basis, except for market risk benefits which used a full retrospective basis. As a result of the adoption of this standard, in the reissued financial statements DAC is amortized on a constant level basis over the expected term of the contract.

The principal considerations for our determination that performing procedures relating to the amortization and valuation of DAC related to variable annuity products with guaranteed minimum benefits (as accounted for the original issuance) is a critical audit matter are (i) the significant judgment by management when determining the amortization and valuation estimates, (ii) a high degree of auditor judgment, subjectivity and effort in performing procedures and evaluating audit evidence relating to the relevant models and significant assumptions related to projected future separate account performance, mortality, contract persistency, and general account investment spread, and (iii) the audit effort involved the use of professionals with specialized skill and knowledge.

Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the consolidated financial statements. These procedures included testing the effectiveness of controls relating to amortization and valuation of DAC related to variable annuity products with guaranteed minimum benefits, including controls over the relevant models and development of the significant assumptions. These procedures also included, among others, testing management’s process for determining the amortization and valuation estimates of DAC, which included (i) testing the completeness and accuracy of the historical data used by management to develop and update the significant assumptions, (ii) testing that significant assumptions are accurately reflected in the relevant models, and (iii) the use of professionals with specialized skill and knowledge to assist in evaluating the appropriateness of the relevant models and the reasonableness of the significant assumptions related to projected future separate account performance, mortality, contract persistency, and general account investment spread based on consideration of the Company’s experience, industry trends, and market conditions, as applicable.

Valuation of Guaranteed Minimum Benefit Features related to Certain Life and Annuity Contracts included within Future Policy Benefits and Other Policyholders’ Liabilities and Amounts Due From Reinsurers (as accounted for in the original issuance)

As described in Note 2 (not presented herein) to the consolidated financial statements (appearing under Item 8 of the Company’s 2022 Annual Report on Form 10-K), future policy benefits and other policyholders’ liabilities of $33.5 billion as of December 31, 2022, includes reserves related to guaranteed minimum death benefits (“GMDB”) and guaranteed minimum income benefit (“GMIB”) features for certain life and annuity contracts, other than those accounted for as embedded derivatives (as accounted for in the original issuance). As disclosed in the original issuance, amounts due from reinsurers of $15.9 billion as of December 31, 2022, includes reinsurance recoverables related to GMDB and GMIB features for certain life and annuity contracts ceded under reinsurance contracts other than those accounted for as embedded derivatives . For certain contracts with guaranteed minimum benefit features, the benefits are accounted for as reserves and determined by estimating the expected value of death or income benefits in excess of the projected contract accumulation value and recognizing the excess over the estimated life based on expected assessments (i.e., benefit ratio). The liability equals the current benefit ratio multiplied by cumulative assessments recognized to date, plus interest, less cumulative excess payments to date. The determination of this estimated liability is based on models that involve numerous assumptions and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender and withdrawal rates, mortality experience, and, for contracts with the GMIB feature, GMIB election rates. Amounts due from reinsurers, other than those accounted for as embedded derivatives, are calculated using methodologies and assumptions that are consistent with those used to calculate the direct liabilities. As described above and in Note 2, subsequent to the original issuance of the December 31, 2022 consolidated financial statements, the Company adopted the new accounting standard relating to targeted improvements to existing recognition, measurement, presentation and disclosure requirements for long-duration insurance contracts on a modified retrospective basis, except for market risk benefits which used a full retrospective basis. As a result of the adoption of this standard, the GMDB and GMIB features described above are now measured at fair value and presented separately on the balance sheet as assets for market risk benefits or liabilities for market risk benefits.

The principal considerations for our determination that performing procedures relating to the valuation of guaranteed minimum benefit features related to certain life and annuity contracts included within future policy benefits and other policyholders’ liabilities and amounts due from reinsurers (as accounted for in the original issuance) is a critical audit matter are (i) the significant judgment by management when determining the valuation of these guaranteed minimum benefit features, (ii) a high degree of auditor judgment, subjectivity and effort in performing procedures and evaluating audit evidence relating to the relevant models and significant assumptions of expected market rates of return and volatility, contract surrender and withdrawal rates, mortality experience, and, for contracts with the GMIB feature, GMIB election rates (collectively referred to as “the significant assumptions”), and (iii) the audit effort involved the use of professionals with specialized skill and knowledge.

Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the consolidated financial statements. These procedures included testing the effectiveness of controls relating to valuation of guaranteed minimum benefit features related to certain life and annuity contracts, including controls over the relevant models and development of the significant assumptions. These procedures also included, among others, testing management’s process for determining the valuation of the guaranteed minimum benefit features, which included (i) testing the completeness and accuracy of the historical data used by management to develop and update the significant assumptions, (ii) testing that significant assumptions are accurately reflected in the relevant models, and (iii) the use of professionals with specialized skill and knowledge to assist in evaluating the appropriateness of the relevant models and the reasonableness of the significant assumptions based on consideration of the Company’s experience, industry trends, and market conditions, as applicable.

Valuation of GMIB Features accounted for as Derivatives included within Future Policy Benefits and Other Policyholders’ Liabilities, GMIB Reinsurance Contract Asset, at fair value and Amounts Due from Reinsurers (as accounted for in the original issuance)

As described in Notes 2 and 7 to the consolidated financial statements, the Company issues certain annuity contracts that contain GMIB features that are accounted for as embedded derivatives, recorded at fair value and presented within policy benefits and other policyholders’ liabilities. The reinsurance of certain of these GMIB features are accounted for as embedded derivatives and are presented at fair value within amounts due from reinsurers. Additionally, there are ceded reinsurance contracts that are net settled, accounted for as a derivative at fair value and presented within GMIB reinsurance contract asset, at fair value. As of December 31, 2022, the fair value of the GMIB features accounted for as embedded derivatives and presented within future policy benefits and other policyholders’ liabilities was $5.8 billion, GMIB reinsurance contract asset, at fair value was $1.3 billion, and amounts due from reinsurers was $4.1 billion. Management determined the fair values the of the GMIB features presented as embedded derivatives using a discounted cash flow valuation technique that incorporates significant unobservable inputs with respect to (i) non-performance risk, lapse rates, withdrawal rates, annuitization rates, and mortality rates for future policy benefits and other policyholders’ liabilities, and (ii) non-performance risk, lapse rates, withdrawal rates, utilization rates, volatility rates, and mortality rates for the GMIB reinsurance contract asset, at fair value and the amounts due from reinsurers. As described above and in Note 2, subsequent to the original issuance of the December 31, 2022 consolidated financial statements, the Company adopted the new accounting standard relating to targeted improvements to existing recognition, measurement, presentation and disclosure requirements for long-duration insurance contracts on a modified retrospective basis, except for market risk benefits which used a full retrospective basis. As a result of the adoption of this standard, the GMIB features mentioned above are measured at fair value and presented as purchased market risk benefits, assets for market risk benefits and liabilities for market risk benefits.

The principal considerations for our determination that performing procedures relating to the valuation of GMIB features accounted for as derivatives and included within future policy benefits and other policyholders’ liabilities, GMIB reinsurance contract asset, at fair value, and amounts due from reinsurers (as accounted for in the original issuance) is a critical audit matter are (i) the significant judgment by management when determining the fair values of the GMIB features accounted for as derivatives, (ii) a high degree of auditor judgment, subjectivity, and effort in performing procedures and evaluating audit evidence relating to the valuation technique and significant unobservable inputs with related to non-performance risk, lapse rates, withdrawal rates, annuitization rates, and mortality rates for the reinsurance contract asset and the amounts due from reinsurers, and non-performance risk, lapse rates, withdrawal rates, annuitization rates and mortality rates for future policyholders’ liabilities (collectively referred to as “the significant unobservable inputs”), and (iii) the audit effort involved the use of professionals with specialized skill and knowledge.

Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the consolidated financial statements. These procedures included testing the effectiveness of controls relating to determining the fair value of the GMIB features accounted for as derivatives included within future policy benefits and other policyholders’ liabilities, GMIB reinsurance contract asset, at fair value, and amounts due from reinsurers, including controls over the valuation technique and determination of significant unobservable inputs. These procedures also included, among others, testing management’s process for determining the fair value of the GMIB features accounted for as derivatives, which included (i) testing the completeness and accuracy of the historical data used by management to develop and update the significant unobservable inputs, (ii) testing that significant unobservable inputs are accurately reflected in the relevant valuation technique, and (iii) the use of professionals with specialized skill and knowledge to assist in evaluating the appropriateness of the valuation technique and the reasonableness of the significant unobservable inputs based on consideration of the Company’s experience, industry trends, and market conditions, as applicable.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 21, 2023, except with respect to our opinion on the consolidated financial statements insofar as it relates to the effects of the change in the manner in which the Company accounts for long-duration insurance contracts discussed in Note 2 of the consolidated financial statements, as to which the date is May 17, 2023

We have served as the Company’s auditor since 1993.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY

Consolidated Balance Sheets

December 31, 2022 and 2021

	December 31,
	2022	2021
	(in millions, except share data)
ASSETS
Investments:
Fixed maturities available-for-sale, at fair value (amortized cost of $68,087 and $68,636) (allowance for credit losses of $24 and $22)	$58,947	$73,076
Mortgage loans on real estate (net of allowance for credit losses of $129 and $62)	16,464	14,016
Policy loans	3,563	3,540
Other equity investments(1)	2,942	2,759
Trading securities, at fair value	283	379
Other invested assets	2,835	2,910

Total investments	85,034	96,680
Cash and cash equivalents	797	1,815
Deferred policy acquisition costs	4,814	4,585
Amounts due from reinsurers (allowance for credit losses of $10 and $5)(3)	7,131	3,255
Loans to affiliates	1,900	1,900
Current and deferred income taxes	1,376	1,167
Purchased market risk benefits	10,490	14,293
Other assets	3,917	3,032
Assets for market risk benefits	478	317
Separate Accounts assets	111,479	143,912

Total Assets	$227,416	$270,956

LIABILITIES
Policyholders’ account balances	$79,742	$75,472
Liability for market risk benefits	15,751	21,672
Future policy benefits and other policyholders’ liabilities	15,935	18,108
Broker-dealer related payables	95	630
Amounts due to reinsurers	282	135
Other liabilities	5,185	3,516
Separate Accounts liabilities	111,479	143,912

Total Liabilities	$228,469	$263,445
Redeemable noncontrolling interest(2)	$21	$28

Commitments and contingent liabilities(4)

EQUITY
Equity attributable to Equitable Financial:
Common stock, $1.25 par value; 2,000,000 shares authorized, issued and outstanding	$2	$2
Additional paid-in capital	8,536	8,546
Accumulated deficit	(1,757)	(2,381)
Accumulated other comprehensive income (loss)	(7,855)	1,316

Total Equity	(1,074)	7,483

Total Liabilities, Redeemable Noncontrolling Interest and Equity	$227,416	$270,956

(1)	See Note 2 of the Notes to these Consolidated Financial Statements for details of balances with VIEs.
(2)	See Note 20 of the Notes to these Consolidated Financial Statements for details of redeemable noncontrolling interest.
(3)

Represents the fair value of the ceded reserves to Venerable. See Note 1 of the Notes to the Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 for details of the Venerable Transaction and Note 7 of the Notes to these Consolidated Financial Statements.

(4)	See Note 18 of the Notes to these Consolidated Financial Statements for details of commitments and contingent liabilities.

Prior period amounts have been adjusted for the implementation of ASU 2018-12: Targeted Improvements to the Accounting for Long-Duration Contracts.

See Notes to Consolidated Financial Statements.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY

Consolidated Statements of Income (Loss)

Years Ended December 31, 2022, 2021 and 2020

	Year Ended December 31,
	2022	2021	2020
	(in millions)
REVENUES
Policy charges and fee income	$2,225	$2,562	$3,464
Premiums	725	750	806
Net derivative gains (losses)	879	(7,216)	(1,541)
Net investment income (loss)	3,077	3,483	3,208
Investment gains (losses), net:
Credit and intent to sell losses on available for sale debt securities and loans	(319)	2	(58)
Other investment gains (losses), net	(643)	851	845

Total investment gains (losses), net	(962)	853	787

Investment management and service fees	706	1,004	1,010
Other income	334	225	57

Total revenues	6,984	1,661	7,791

BENEFITS AND OTHER DEDUCTIONS
Policyholders’ benefits	2,327	2,407	4,951
Remeasurement of liability for future policy benefits	50	30	—
Change in market risk benefits and purchased market risk benefits	(1,107)	(5,809)	—
Interest credited to policyholders’ account balances	1,309	1,115	1,118
Compensation and benefits	202	326	309
Commissions	702	687	636
Interest expense	6	1	—
Amortization of deferred policy acquisition costs	473	439	1,333
Other operating costs and expenses	1,040	1,162	830

Total benefits and other deductions	5,002	358	9,177

Income (loss) from continuing operations, before income taxes	1,982	1,303	(1,386)
Income tax (expense) benefit	(388)	(192)	627

Net income (loss)	1,594	1,111	(759)
Less: Net income (loss) attributable to the noncontrolling interest	(3)	—	—

Net income (loss) attributable to Equitable Financial	$1,597	$1,111	$(759)

See Notes to Consolidated Financial Statements.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY

Consolidated Statements of Comprehensive Income (Loss)

Years Ended December 31, 2022, 2021 and 2020

	Year Ended December 31,
	2022	2021	2020
	(in millions)
COMPREHENSIVE INCOME (LOSS)
Net income (loss)	$1,594	$1,111	$(759)

Other comprehensive income (loss), net of income taxes:
Change in unrealized gains (losses), net of adjustments(1)	(11,460)	(2,503)	2,999
Changes in market risk benefits — instrument-specific credit risk	1,247	51	—
Changes in liability for future policy benefits — current discount rate	1,042	267	—

Other comprehensive income (loss), net of income taxes	(9,171)	(2,185)	2,999

Comprehensive income (loss)	(7,577)	(1,074)	2,240

Less: Comprehensive income (loss) attributable to the noncontrolling interest(1)	(3)	—	—

Comprehensive income (loss) attributable to Equitable Financial	$(7,574)	$(1,074)	$2,240

(1)	See Note 17 of the Notes to these Consolidated Financial Statements for details of change in unrealized gains (losses), net of adjustments.

See Notes to Consolidated Financial Statements.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY

Consolidated Statements of Equity

Years Ended December 31, 2022, 2021 and 2020

	Year Ended December 31,
	Common Stock	Additional Paid-in Capital	Accumulated Deficit	Accumulated Other Comprehensive Income (Loss)	Total	Non-controlling Interest	Total Equity
	(in millions)
January 1, 2022	$2	$8,546	$(2,381)	$1,316	$7,483	$—	$7,483
Dividend to parent company	—	—	(967)	—	(967)	—	(967)
Net income (loss)	—	—	1,594	—	1,594	—	1,594
Other comprehensive income (loss)	—	—	—	(9,171)	(9,171)	—	(9,171)
Other	—	(10)	(3)	—	(13)	—	(13)

December 31, 2022	$2	$8,536	$(1,757)	$(7,855)	$(1,074)	$—	$(1,074)

January 1, 2021	$2	$7,841	$(795)	$4,595	$11,643	$—	$11,643
Dividend to parent company	—	—	(8)	—	(8)	—	(8)
Cumulative effect of adoption of ASU 2018-02, Long Duration Targeted Improvements	—	—	(2,689)	(1,094)	(3,783)	—	(3,783)
Capital contribution from parent company	—	750	—	—	750	—	750
Net income (loss)	—	—	1,110	—	1,110	—	1,110
Other comprehensive income (loss)	—	—	—	(2,185)	(2,185)	—	(2,185)
Other	—	(45)	—	—	(45)	—	(45)

December 31, 2021	$2	$8,546	$(2,381)	$1,316	$7,483	$—	$7,483

January 1, 2020	$2	$7,809	$2,145	$1,596	$11,552	$13	$11,565
Dividend to parent company	—	—	(2,149)	—	(2,149)	—	(2,149)
Cumulative effect of adoption of ASU 2016-03, CECL	—	—	(32)	—	(32)	—	(32)
Net income (loss)	—	—	(759)	—	(759)	(1)	(760)
Other comprehensive income (loss)	—	—	—	2,999	2,999	—	2,999
Other	—	32	—	—	32	(12)	20

December 31, 2020	$2	$7,841	$(795)	$4,595	$11,643	$—	$11,643

Prior period amounts have been adjusted for the implementation of ASU 2018-12: Targeted Improvements to the Accounting for Long-Duration Contracts.

See Notes to Consolidated Financial Statements.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY

Consolidated Statements of Cash Flows

Years Ended December 31, 2022 And 2021

	Year Ended December 31,
	2022	2021	2020
	(in millions)
Cash flows from operating activities:
Net income (loss)	$1,594	$1,111	$(759)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Interest credited to policyholders’ account balances	1,309	1,115	1,118
Policy charges and fee income	(2,225)	(2,562)	(3,464)
Net derivative (gains) losses	(879)	7,216	1,541
Credit and intent to sell losses on available for sale debt securities and loans	319	(2)	58
Investment (gains) losses, net	643	(851)	(845)
Realized and unrealized (gains) losses on trading securities	41	58	(106)
Non-cash long-term incentive compensation expense	20	(16)	29
Amortization and depreciation	247	161	1,249
Equity (income) loss from limited partnerships	(186)	(489)	(74)
Remeasurement of liability for future policy benefits	50	30	—
Change in Market Risk Benefits	(1,107)	(5,809)	—
Changes in:
Reinsurance recoverable(1)	(539)	(977)	(283)
Capitalization of deferred policy acquisition costs	(702)	(741)	(565)
Future policy benefits	(494)	(380)	1,857
Current and deferred income taxes	344	185	(306)
Other, net	(151)	581	(218)

Net cash provided by (used in) operating activities	$(1,716)	$(1,370)	$(768)

Cash flows from investing activities:
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available-for-sale	$14,966	$33,815	$18,453
Mortgage loans on real estate	1,154	1,677	630
Trading account securities	266	5,062	1,913
Real estate joint ventures	—	—	55
Short-term investments	(483)	87	1,494
Other	355	1,720	973
Payment for the purchase/origination of:
Fixed maturities, available-for-sale	(17,838)	(42,573)	(26,402)
Mortgage loans on real estate	(3,683)	(2,546)	(1,747)
Trading account securities	(220)	(164)	(534)
Short-term investments	—	(6)	(1,098)
Other	(745)	(2,663)	(1,174)
Cash settlements related to derivative instruments, net	(160)	(5,981)	1,204
Issuance of loans to affiliates	—	(1,000)	—
Repayments of loans to affiliates	—	—	300
Investment in capitalized software, leasehold improvements and EDP equipment	(49)	(59)	(66)
Other, net	81	78	(406)

Net cash provided by (used in) investing activities	$(6,356)	$(12,553)	$(6,405)

See Notes to Consolidated Financial Statements.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY

Consolidated Statements of Cash Flows

Years Ended December 31, 2022 And 2021

(CONTINUED)

	Year Ended December 31,
	2022	2021	2020
	(in millions)
Cash flows from financing activities:
Policyholders’ account balances:
Deposits	$15,372	$16,930	$10,928
Withdrawals	(6,833)	(7,073)	(4,370)
Transfers (to) from Separate Accounts	1,621	2,159	2,517
Payments of MRB benefits	(601)	(564)	—
Change in collateralized pledged assets	36	34	(140)
Change in collateralized pledged liabilities	(1,572)	1,411	859
Capital contribution from parent company	—	750	—
Shareholder dividend paid	(930)	(7)	(2,149)
Purchase (redemption) of noncontrolling interests of consolidated company-sponsored investment funds	3	13	9
Other, net	(42)	42	70

Net cash provided by (used in) financing activities	$7,054	$13,695	$7,724

Change in cash and cash equivalents	(1,018)	(228)	551
Cash and cash equivalents, beginning of year	1,815	2,043	1,492

Cash and cash equivalents, end of year	$797	$1,815	$2,043

Supplemental cash flow information:
Income taxes (refunded) paid	$45	$(7)	$(323)

Non-cash transactions from investing and financing activities:
Dividend to Parent	$(37)	$—	$—

Transfer of assets to reinsurer	$(2,762)	$(9,023)	$—

(1)

Amount includes cash paid for Global Atlantic Transaction in 2022 of $7 million and for Venerable Transaction in 2021 of $494 million. See Note 1 of the Notes to these Consolidated Financial Statements.

Prior period amounts have been adjusted for the implementation of ASU 2018-12: Targeted Improvements to the Accounting for Long-Duration Contracts.

See Notes to Consolidated Financial Statements.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements

1)	ORGANIZATION

Equitable Financial’s (collectively with its consolidated subsidiaries, the “Company”) primary business is providing variable annuity, life insurance and employee benefit products to both individuals and businesses. The Company is an indirect, wholly-owned subsidiary of Holdings. Equitable Financial is a stock life insurance company organized in 1859 under the laws of the State of New York.

The Company’s two principal subsidiaries include Equitable Distributors, LLC (“Equitable Distributors”) and Equitable Investment Management Group, LLC (“EIMG”), which both are wholly-owned indirect subsidiaries of Holdings.

Global Atlantic Reinsurance Transaction

On October 3, 2022, Equitable Financial completed the transactions (the “Global Atlantic Transaction”) contemplated by the previously announced Master Transaction Agreement, dated August 16, 2022, by and between Equitable Financial and First Allmerica Financial Life Insurance Company, a Massachusetts-domiciled insurance company (the “Reinsurer”), a wholly owned subsidiary of Global Atlantic Financial Group.

At the closing of the Global Atlantic Transaction, Equitable Financial and the Reinsurer entered into a Coinsurance and Modified Coinsurance Agreement (the “EQUI-VEST Reinsurance Agreement”), pursuant to which Equitable Financial ceded to the Reinsurer, on a combined coinsurance and modified coinsurance basis, a 50% quota share of approximately 360,000 legacy Group EQUI-VEST deferred variable annuity contracts issued by Equitable Financial between 1980 and 2008, which predominately include Equitable Financial’s highest guaranteed general account crediting rates of 3%, supported by general account assets of approximately $4 billion and $5 billion of Separate Account value (the “Reinsured Contracts”). The Reinsured Contracts predominately include certain of Equitable Financial’s contracts that offer the highest guaranteed general account crediting rates of 3%. At the closing of the Global Atlantic Transaction, the Reinsurer deposited assets supporting the general account liabilities relating to the Reinsured Contracts into a trust account for the benefit of Equitable Financial, which assets will secure its obligations to Equitable Financial under the EQUI-VEST Reinsurance Agreement. Commonwealth Annuity and Life Insurance Company, an insurance company domiciled in the Commonwealth of Massachusetts and affiliate of the Reinsurer (“Commonwealth”), provided a guarantee of the Reinsurer’s payment obligation to Equitable Financial under the EQUI-VEST Reinsurance Agreement.

The Company transferred assets of $2.8 billion, including primarily available-for-sale securities, cash and policy loans as the consideration for the reinsurance transaction. In addition, the Company recorded $4.1 billion of direct insurance liabilities ceded under the reinsurance contract included in amounts due from reinsurers and $1.2 billion of deferred gain on cost of reinsurance included within other liabilities. Additionally, $5.3 billion of Separate Account liabilities were ceded under a modified coinsurance portion of the agreement.

Venerable Reinsurance Transaction

On June 1, 2021, Holdings completed the sale (the “Venerable Transaction”) of CS Life to Venerable Insurance and Annuity Company, an insurance company domiciled in Iowa (“VIAC”), pursuant to the Master Transaction Agreement, dated October 27, 2020 (the “Master Transaction Agreement”), among the Company, VIAC and, solely with respect to Article XIV thereof, Venerable Holdings, Inc., a Delaware corporation (“Venerable”). VIAC issued a surplus note in aggregate principal amount of $60 million, to Equitable Financial for cash consideration.

Immediately following the closing of the Venerable Transaction, CS Life and Equitable Financial entered into a coinsurance and modified coinsurance agreement (the “Reinsurance Agreement”), pursuant to which Equitable Financial ceded to CS Life, on a combined coinsurance and modified coinsurance basis, the Block, comprised of non-New York “Accumulator” policies containing fixed rate Guaranteed Minimum Income Benefit and/or Guaranteed Minimum Death Benefit guarantees. At the closing of the Transaction, CS Life deposited assets supporting the general account liabilities relating to the Block into a trust account for the benefit of Equitable Financial, which assets will secure its obligations to Equitable Financial under the Reinsurance Agreement. The Company transferred assets of $9.5 billion, including primarily available for sale securities and cash, to a collateral trust account as the consideration for the reinsurance transaction. In addition, the Company recorded $9.6 billion of direct insurance liabilities ceded under the reinsurance contract, of which $5.3 billion is accounted at fair value, as the reinsurance of GMxB with no lapse guarantee riders are embedded derivatives. Additionally, $16.9 billion of Separate Account liabilities were ceded under a modified coinsurance portion of the agreement.

In addition, upon the completion of the Venerable Transaction, EIMG acquired an approximate 9.09% equity interest in Venerable’s parent holding company, VA Capital Company LLC. In connection with such investment, EIMG designated a member to the Board of Managers of VA Capital Company LLC.

2)	SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation and Principles of Consolidation

The preparation of the accompanying consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions (including normal, recurring accruals) that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates.

The accompanying consolidated financial statements present the consolidated results of operations, financial condition and cash flows of the Company and its subsidiaries and those investment companies, partnerships and joint ventures in which the Company has control and a majority economic interest as well as those variable interest entities (“VIEs”) that meet the requirements for consolidation.

Financial results in the historical consolidated financial statements may not be indicative of the results of operations, comprehensive income (loss), financial position, equity or cash flows that would have been achieved had we operated as a separate, standalone entity during the reporting periods presented. We believe that the consolidated financial statements include all adjustments necessary for a fair presentation of the results of operations of the Company.

All significant intercompany transactions and balances have been eliminated in consolidation. The years “2022”, “2021” and “2020” refer to the years ended December 31, 2022, 2021 and 2020, respectively.

Certain prior year amounts have been reclassified to conform to the current year’s presentation.

Recent Accounting Pronouncements

Changes to U.S. GAAP are established by the Financial Accounting Standards Board (“FASB”) in the form of Accounting Standards Updates (“ASUs”) to the FASB Accounting Standards Codification (“ASC”). The Company considers the applicability and impact of all ASUs. ASUs listed below include those that have been adopted during the current fiscal year and/or those that have been issued but not yet adopted as of December 31, 2022, and as of the date of this filing. ASUs not listed below were assessed and determined to be either not applicable or not material.

Adoption of New Accounting Pronouncements

Description	Effect on the Financial Statement or Other Significant Matters
ASU 2018-12: Financial Services — Insurance (Topic 944)

This ASU provides targeted improvements to existing recognition, measurement, presentation, and disclosure requirements for long-duration contracts issued by an insurance entity. The ASU primarily impacts four key areas, including:

1. Measurement of the liability for future policy benefits for traditional and limited payment contracts. The ASU requires companies to review, and if necessary, update cash flow assumptions at least annually for non-participating traditional and limited-payment insurance contracts. The ASU also prescribes the discount rate to be used in measuring the liability for future policy benefits for traditional and limited payment long-duration contracts.

2. Measurement of Market Risk Benefits (“MRBs”). MRBs, as defined under the ASU, will encompass certain GMxB features associated with variable annuity products and other general account annuities with other than nominal market risk.

3. Amortization of deferred acquisition costs. The ASU simplifies the amortization of deferred acquisition costs and other balances amortized in proportion to premiums, gross profits, or gross margins, requiring such balances to be amortized on a constant level basis over the expected term of the contracts.

4. Expanded footnote disclosures. The ASU requires additional disclosures including information about significant inputs, judgements, assumptions and methods used in measurement.

On January 1, 2023, the Company adopted the new accounting standard ASU 2018-12 using the modified retrospective approach, except for MRBs which will use the full retrospective approach.

Refer to “Transition impact of ASU 2018-12, Financial Services- Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts” section within this note for further details.

Transition impact of ASU 2018-12, Financial Services—Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts

The Company has not retrospectively adjusted its consolidated financial statements for the year ended December 31, 2020 to reflect the adoption of ASU 2018-12, consistent with the Division of Corporation Finance’s Financial Reporting Manual Section 11410.1.

The Company adopted ASU 2018-12 for liability for future policy benefits (“LFPB”), additional insurance liabilities, DAC and balances amortized on a basis consistent with DAC on a modified retrospective basis. ASU 2018-12 was adopted for MRBs on a full retrospective basis.

As a result of the adoption, the consolidated financial statements as of and for the years ended December 31, 2022 and 2021 have been adjusted to reflect the effects of applying the standard. The impact of adopting the standard resulted in a transition date adjustment of $(2,689) million to retained earnings and $(1,093) million to accumulated other comprehensive income as of January 1, 2021. The impact of adopting the standard also resulted in transition period adjustments of $386 million and $(1,224) million to total equity as of December 31, 2022 and 2021 and of $411 million and $2,506 million to net income for the years then ended. The transition date and transition period adjustments are principally related to the liability for future policy benefits, and MRBs.

For the liability for future policy benefits, there is limited unfavorable retained earnings impact due to net premiums exceeding gross premiums. There is an unfavorable accumulated other comprehensive income (“AOCI”) impact due to using the current single-A rate which is lower than the locked in discount rate.

For market risk benefits, the transition adjustment to AOCI related to the effect of the changes in the instrument-specific credit risk of market risk benefits between the contract issue and transition date. The remaining transition difference was related to recording market risk benefits at fair value. This change was recorded as an adjustment to retained earnings as of the transition date.

For DAC and balances amortized on a basis consistent with DAC including sales inducement assets and unearned revenue liabilities, there is no retained earnings impact due to application of the modified transition approach. There is a favorable AOCI impact due to the removal of DAC balances recorded in AOCI, offsetting the unfavorable AOCI impact resulting from LFPB.

The following table presents the effect of transition adjustment to total equity resulting from the adoption of ASU 2018-12 as of January 1, 2021:

	Retained Earnings	Accumulated Other Comprehensive Income	Total
	(in millions)
Liability for future policy benefits	$(2)	$(819)	$(821)
Market risk benefits	(3,402)	(904)	(4,306)
DAC	—	467	467
Unearned revenue liability and sales inducement assets(1)	—	(128)	(128)

Total transition adjustment before taxes	(3,404)	(1,384)	(4,788)
Income taxes	715	291	1,006

Total adjustment (net of taxes)	$(2,689)	$(1,093)	$(3,782)

(1)

Unearned revenue liability included within liability for future policy benefits financial statement line item in the consolidated balance sheets. Sales inducement assets are included in other assets in the consolidated balance sheets.

The following table summarizes the balance of and changes in liability for future policy benefits on January 1, 2021 resulting from the adoption of ASU 2018-12:

	Life Insurance & Employee Benefit Products	Individual	Other Pension		Total
	(in millions)
Balance, December 31, 2020	$1,415	$3,047	$771	$2,100	$7,333
Adjustment for reversal of balances recorded in Accumulated Other Comprehensive Income	—	(171)	(85)	(100)	(356)
Effect of remeasurement of liability at current single A rate	559	531	94	300	1,484

Balance, January 1, 2021(1)	1,974	3,407	780	2,300	8,461
Less: Reinsurance recoverable	(372)	—	—	(1,837)	(2,209)

Balance, January 1, 2021, net of reinsurance	$1,602	$3,407	$780	$463	$6,252

(1)

LFPB transition table not inclusive of the following transition adjustments to AOCI including PFBL of $30 million, premium deficiency reserve (“PDR”) of $(146) million, Rider Reserves, Term Reinsurance of $(79) million and Other of $(111) million, which primarily consists of DI Ceded, DI Assumed and Reinsurance Assumed.

The following table summarizes the balance of and changes in the net liability position of market risk benefits on January 1, 2021 resulting from the adoption of ASU 2018-12:

	GMxB Legacy	GMxB Core	Purchased MRB	Total
	(in millions)
Balance, December 31, 2020	$19,891	$2,206	$(2,943)	$19,154
Adjustment for reversal of balances recorded in Accumulated Other Comprehensive Income	(70)	(4)	—	(74)
Adjustments for the cumulative effect of the changes in the instrument-specific credit risk between the original contract issuance date and the transition date	461	505	5	971
Adjustments for the remaining difference (exclusive of the instrument specific credit risk change and host contract adjustments) between previous carrying amount and fair value measurement for the MRB	4,122	(563)	(194)	3,365

Balance, January 1, 2021(1)	$24,404	$2,144	$(3,132)	$23,416

(1)

MRB transition table not inclusive of the following transition adjustments to retained earnings and AOCI including EQUI-VEST of $43 million, SCS of $21 million and Group Retirement EQUI-VEST of $(20) million.

The following table summarizes the balance of and changes in DAC on January 1, 2021 resulting from the adoption of ASU 2018-12:

	Term	UL(1)	VUL(2)	IUL(3)	GMxB Legacy	GMxB Core	EI(4)	IE(5)	SCS	EG(6)	Momentum	Total
	(in millions)
Balance, December 31, 2020	$403	$—	$—	$—	$192	$1,635	$141	$95	$645	$581	$79	$3,771
Adjustment for reversal of balances recorded in Accumulated Other Comprehensive Income	—	5	6	—	8	11	13	(1)	210	53	22	327

Balance, January 1, 2020(7)	$403	$5	$6	$—	$200	$1,646	$154	$94	$855	$634	$101	$4,098

(1)	“UL” defined as Universal Life
(2)	“VUL” defined as Variable Universal Life
(3)	“IUL” defined as Indexed Universal Life
(4)	“EI” defined as EQUI-VEST Individual
(5)	“IE” defined as Investment Edge
(6)	“EG” defined as EQUI-VEST Group
(7)	DAC transition table not inclusive of Closed Block of $136 million. and Protection Solutions of $3 million transition adjustment.

The following tables summarize the balance of and changes in sales inducement assets and unearned revenue liability on January 1, 2021 resulting from the adoption of ASU 2018-12:

	Unearned Revenue Liability			Total
	UL	VUL	IUL
Balance, December 31, 2020	$31	$382	$—	$413
Adjustment for reversal of balances recorded in Accumulated Other Comprehensive Income	29	99	—	128

Balance, January 1, 2021	$60	$481	$—	$541

	Sales Inducement Assets		Total
	GMxB Legacy	GMxB Core
	(in millions)
Balance, December 31, 2020	$246	$158	$404
Adjustment for reversal of balances recorded in Accumulated Other Comprehensive Income	—	—	—

Balance, January 1, 2021	$246	$158	$404

Investments

The carrying values of fixed maturities classified as AFS are reported at fair value. Changes in fair value are reported in OCI, net of allowance for credit losses, policy related amounts and deferred income taxes. Changes in credit losses are recognized in Investment gains (losses), net. The redeemable preferred stock investments that are reported in fixed maturities include REIT, perpetual preferred stock and redeemable preferred stock. These securities may not have a stated maturity, may not be cumulative and do not provide for mandatory redemption by the issuer. Effective January 1, 2021, the Company began classifying certain preferred stock as equity securities to better reflect the economics and nature of these securities. These preferred stock securities are reported in other equity investments.

The Company determines the fair values of fixed maturities and equity securities based upon quoted prices in active markets, when available, or through the use of alternative approaches when market quotes are not readily accessible or available. These alternative approaches include matrix or model pricing and use of independent pricing services, each supported by reference to principal market trades or other observable market assumptions for similar securities. More specifically, the matrix pricing approach to fair value is a discounted cash flow methodology that incorporates market interest rates commensurate with the credit quality and duration of the investment. The Company’s management, with the assistance of its investment advisors, evaluates AFS debt securities that experienced a decline in fair value below amortized cost for credit losses which are evaluated in accordance with the new financial instruments credit losses guidance. Integral to this review is an assessment made each quarter, on a security-by-security basis, by the Company’s IUS Committee, of various indicators of credit deterioration to determine whether the investment security has experienced a credit loss. This assessment includes, but is not limited to, consideration of the severity of the unrealized loss, failure, if any, of the issuer of the security to make scheduled payments, actions taken by rating agencies, adverse conditions specifically related to the security or sector, and the financial strength, liquidity and continued viability of the issuer.

The Company recognizes an allowance for credit losses on AFS debt securities with a corresponding adjustment to earnings rather than a direct write down that reduces the cost basis of the investment, and credit losses are limited to the amount by which the security’s amortized cost basis exceeds its fair value. Any improvements in estimated credit losses on AFS debt securities are recognized immediately in earnings. Management does not use the length of time a security has been in an unrealized loss position as a factor, either by itself or in combination with other factors, to conclude that a credit loss does not exist.

When the Company determines that there is more than 50% likelihood that it is not going to recover the principal and interest cash flows related to an AFS debt security, the security is placed on nonaccrual status and the Company reverses accrued interest receivable against interest income. Since the nonaccrual policy results in a timely reversal of accrued interest receivable, the Company does not record an allowance for credit losses on accrued interest receivable.

If there is no intent to sell or likely requirement to dispose of the fixed maturity security before its recovery, only the credit loss component of any resulting allowance is recognized in income (loss) and the remainder of the fair value loss is recognized in OCI. The amount of credit loss is the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security. The present value is calculated by discounting management’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security at the date of acquisition. Projections of future cash flows are based on assumptions regarding probability of default and estimates regarding the amount and timing of recoveries. These assumptions and estimates require use of management judgment and consider internal credit analyses as well as market observable data relevant to the collectability of the security. For mortgage and asset-backed securities, projected future cash flows also include assumptions regarding prepayments and underlying collateral value.

Write-offs of AFS debt securities are recorded when all or a portion of a financial asset is deemed uncollectible. Full or partial write-offs are recorded as reductions to the amortized cost basis of the AFS debt security and deducted from the allowance in the period in which the financial assets are deemed uncollectible. The Company elected to reverse accrued interest deemed uncollectible as a reversal of interest income. In instances where the Company collects cash that it has previously written off, the recovery will be recognized through earnings or as a reduction of the amortized cost basis for interest and principal, respectively.

Policy loans represent funds loaned to policyholders up to the cash surrender value of the associated insurance policies and are carried at the unpaid principal balances due to the Company from the policyholders. Interest income on policy loans is recognized in net investment income at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of the associated insurance policies.

Partnerships, investment companies and joint venture interests that the Company has control of and has an economic interest in or those that meet the requirements for consolidation under accounting guidance for consolidation of VIEs are consolidated. Those that the Company does not have control of and does not have a majority economic interest in and those that do not meet the VIE requirements for consolidation are reported on the equity method of accounting and are reported in other equity investments. The Company records its interests in certain of these partnerships on a month or one quarter lag.

Trading securities, which include equity securities and fixed maturities, are carried at fair value based on quoted market prices, with realized and unrealized gains (losses) reported in net investment income (loss) in the consolidated statements of income (loss).

COLI has been purchased by the Company and certain subsidiaries on the lives of certain key employees and the Company and these subsidiaries are named as beneficiaries under these policies. COLI is carried at the cash surrender value of the policies. As of December 31, 2022 and 2021, the carrying value of COLI was $888 million and $1.0 billion, respectively, and is reported in other invested assets in the consolidated balance sheets.

Cash and cash equivalents includes cash on hand, demand deposits, money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less. Due to the short-term nature of these investments, the recorded value is deemed to approximate fair value.

Derivatives

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk used in valuation models. Derivative financial instruments generally used by the Company include equity, currency, and interest rate futures, total return and/or other equity swaps, interest rate swaps and floors, swaptions, variance swaps and equity options, all of which may be exchange-traded or contracted in the OTC market. All derivative positions are carried in the consolidated balance sheets at fair value, generally by obtaining quoted market prices or through the use of valuation models.

Freestanding derivative contracts are reported in the consolidated balance sheets either as assets within “other invested assets” or as liabilities within “other liabilities”. The Company nets the fair value of all derivative financial instruments with counterparties for which an ISDA Master Agreement and related CSA have been executed. All changes in the fair value of the Company’s freestanding derivative positions not designated to hedge accounting relationships, including net receipts and payments, are included in “net derivative gains (losses)” without considering changes in the fair value of the economically associated assets or liabilities.

The Company has designated certain derivatives it uses to economically manage asset/liability risk in relationships which qualify for hedge accounting. To qualify for hedge accounting, we formally document our designation at inception of the hedge relationship as a cash flow, fair value or net investment hedge. This documentation includes our risk management objective and strategy for undertaking the hedging transaction. The Company identifies how the hedging instrument is expected to offset the designated risks related to the hedged item and the method that will be used to retrospectively and prospectively assess the hedge effectiveness. To qualify for hedge accounting, a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed and documented at inception and periodically throughout the life of the hedge accounting relationship.

The Company does not exclude any components of the hedging instrument from the effectiveness assessments and therefore does not separately measure or account for any excluded components of the hedging instrument.

While in cash flow hedge relationships, any periodic net receipts and payments from the hedging instrument are included in the income or expense line that the hedged item’s periodic income or expense is recognized. Other changes in the fair value of the hedging instrument while in a cash flow hedging relationship are reported within OCI. These amounts are deferred in AOCI until they are reclassified to Net income (loss). The reclassified amount offsets the effect of the cash flows on Net income (loss) in the same period when the hedged item affects earnings and on the same line as the hedged item.

We discontinue cash flow hedge accounting prospectively when the Company determines: (1) the hedging instrument is no longer highly effective in offsetting changes in the cash flow from the hedged risk, (2) the hedged item is no longer probable of occurring within two months of their forecast, or (3) the hedging instrument is otherwise redesignated from the hedging relationship. Changes in the fair value of the derivative after discontinuation of cash flow hedge accounting are accounted for as freestanding derivative positions not designated to hedge accounting relationships unless and until the derivative is redesignated to a hedge accounting relationship. When cash flow hedge accounting is discontinued the amounts deferred in AOCI during the hedge relationship continue to be deferred in AOCI, as long as the hedged items continue to be probable of occurring within two months of their forecast, until the hedged item affects Net income (loss). Any amount deferred in AOCI for hedged items which are no longer probable of occurring within two months of their forecast will be reclassified to “net derivative gains (losses)” at that time.

The Company is a party to financial instruments and other contracts that contain “embedded” derivative instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are “clearly and closely related” to the economic characteristics of the remaining component of the “host contract” and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. Once those criteria are met, the resulting embedded derivative is bifurcated from the host contract, carried in the consolidated balance sheets at fair value, and changes in its fair value are recognized immediately and captioned in the consolidated statements of income (loss) according to the nature of the related host contract. For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company instead may elect to carry the entire instrument at fair value.

Mortgage Loans on Real Estate

Mortgage loans are stated at unpaid principal balances, net of unamortized discounts and the allowance for credit losses. The Company calculates the allowance for credit losses in accordance with the CECL model in order to provide for the risk of credit losses in the lending process.

Expected credit losses for loans with similar risk characteristics are estimated on a collective (i.e., pool) basis in order to meet CECL’s risk of loss concept which requires the Company to consider possibilities of loss, even if remote.

For collectively evaluated mortgages, the Company estimates the allowance for credit losses based on the amortized cost basis of its mortgages over their expected life using a PD / LGD model. The PD / LGD model incorporates the Company’s reasonable and supportable forecast of macroeconomic information over a specified period. The length of the reasonable and supportable forecast period is reassessed on a quarterly basis and may be adjusted as appropriate over time to be consistent with macroeconomic conditions and the environment as of the reporting date. For periods beyond the reasonable and supportable forecast period, the model reverts to historical loss information. The PD and LGD are estimated at the loan-level based on loans’ current and forecasted risk characteristics as well as macroeconomic forecasts. The PD is estimated using both macroeconomic conditions as well as individual loan risk characteristics including LTV ratios, DSC ratios, seasoning, collateral type, geography, and underlying credit. The LGD is driven primarily by the type and value of collateral, and secondarily by expected liquidation costs and time to recovery.

For individually evaluated mortgages, the Company continues to recognize a valuation allowance on the present value of expected future cash flows discounted at the loan’s original effective interest rate or on its collateral value.

The CECL model is configured to the Company’s specifications and takes into consideration the detailed risk attributes of each discrete loan in the mortgage portfolio which include, but are not limited to the following:

•	LTV ratio — Derived from current loan balance divided by the fair market value of the property. An LTV ratio in excess of 100% indicates an underwater mortgage.

•	DSC ratio — Derived from actual operating earnings divided by annual debt service. If the ratio is below 1.0x, then the income from the property does not support the debt.

•	Occupancy — Criteria varies by property type but low or below market occupancy is an indicator of sub-par property performance.

•	Lease expirations — The percentage of leases expiring in the upcoming 12 to 36 months are monitored as a decline in rent and/or occupancy may negatively impact the debt service coverage ratio. In the case of single-tenant properties or properties with large tenant exposure, the lease expiration is a material risk factor.

•	Other — Any other factors such as maturity, borrower/tenant related issues, payment status, property condition, or current economic conditions may call into question the performance of the loan.

Mortgage loans that do not share similar risk characteristics with other loans in the portfolio are individually evaluated quarterly by the Company’s IUS Committee. The allowance for credit losses on these individually evaluated mortgages is a loan-specific reserve as a result of the loan review process that is recorded based on the present value of expected future cash flows discounted at the loan’s effective interest rate or based on the fair value of the collateral. The individually assessed allowance for mortgage loans can increase or decrease from period to period based on such factors.

Individually assessed loans may include, but are not limited to, mortgages that have deteriorated in credit quality such as a TDR and reasonably expected TDRs, mortgages for which foreclosure is probable, and mortgages which have been classified as “potential problem” or “problem” loans within the Company’s IUS Committee processes as described below.

Within the IUS process, commercial mortgages 60 days or more past due and agricultural mortgages 90 days or more past due, as well as all mortgages in the process of foreclosure, are identified as problem mortgage loans. Based on its monthly monitoring of mortgages, a class of potential problem mortgage loans are also identified, consisting of mortgage loans not currently classified as problem mortgage loans but for which management has doubts as to the ability of the borrower to comply with the present loan payment terms and which may result in the loan becoming a problem or being modified. The decision whether to classify a performing mortgage loan as a potential problem involves judgments by management as to likely future industry conditions and developments with respect to the borrower or the individual mortgaged property.

Individually assessed mortgage loans without provision for losses are mortgage loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on mortgage loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on mortgage loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows.

Mortgage loans are placed on nonaccrual status once management believes the collection of accrued interest is not probable. Once mortgage loans are classified as nonaccrual mortgage loans, interest income is recognized under the cash basis of accounting and the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan has been restructured to where the collection of interest is considered likely. The Company charges off loan balances and accrued interest that are deemed uncollectible.

The components of amortized cost for mortgage loans on the consolidated balance sheets excludes accrued interest amounts because the Company presents accrued interest receivables within other assets. Once mortgage loans are placed on nonaccrual status, the Company reverses accrued interest receivable against interest income. Since the nonaccrual policy results in the timely reversal of accrued interest receivable, the Company does not record an allowance for credit losses on accrued interest receivable.

Troubled Debt Restructuring

The Company invests in commercial and agricultural mortgage loans included in the balance sheet as mortgage loans on real estate and privately negotiated fixed maturities included in the balance sheet as fixed maturities AFS. Under certain circumstances, modifications are granted to these contracts. Each modification is evaluated as to whether a TDR has occurred. A modification is a TDR when the borrower is in financial difficulty and the creditor makes concessions. Generally, the types of concessions may include reducing the face amount or maturity amount of the debt as originally stated, reducing the contractual interest rate, extending the maturity date at an interest rate lower than current market interest rates and/or reducing accrued interest. The Company considers the amount, timing and extent of the concession granted in determining any impairment or changes in the specific credit allowance recorded in connection with the TDR. A credit allowance may have been recorded prior to the period when the loan is modified in a TDR. Accordingly, the carrying value (net of the allowance) before and after modification through a TDR may not change significantly, or may increase if the expected recovery is higher than the pre-modification recovery assessment.

Net Investment Income (Loss), Investment Gains (Losses) Net, and Unrealized Investment Gains (Losses)

Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the allowance for credit losses are included in investment gains (losses), net.

Realized and unrealized holding gains (losses) on trading and equity securities are reflected in net investment income (loss).

Unrealized investment gains (losses) on fixed maturities designated as AFS held by the Company are accounted for as a separate component of AOCI, net of related deferred income taxes, as are amounts attributable to certain pension operations, Closed Block’s policyholders’ dividend obligation, insurance liability loss recognition, DAC related to UL policies, investment-type products and participating traditional life policies.

Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities classified as AFS and do not reflect any change in fair value of policyholders’ account balances and future policy benefits.

Fair Value of Financial Instruments

See Note 7 of the Notes to these Consolidated Financial Statements for additional information regarding determining the fair value of financial instruments.

Recognition of Insurance Income and Related Expenses

Deposits related to UL and investment-type contracts are reported as deposits to policyholders’ account balances. Revenues from these contracts consist of fees assessed during the period against policyholders’ account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders’ account balances.

Securities Sold under Agreements to Repurchase

Securities sold under agreements to repurchase involve the temporary exchange of securities for cash or other collateral of equivalent value, with agreement to redeliver a like quantity of the same or similar securities at a future date prior to maturity at a fixed and determinable price. Securities sold under agreements to repurchase transactions are conducted by the Company under a standardized securities industry master agreement, amended to suit the requirements of each respective counterparty. Transfers of securities under these agreements to repurchase are evaluated by the Company to determine whether they satisfy the criteria for accounting treatment as secured borrowing arrangements. Agreements not meeting the criteria would require recognition of the transferred securities as sales with related forward repurchase commitments. All of the Company’s securities repurchase transactions are accounted for as secured borrowings with the related obligations distinctly captioned in the consolidated balance sheets on a gross basis. Income and expenses associated with repurchase agreements are recognized as investment income and investment expense, respectively, within net investment income (loss). As of December 31, 2022 and 2021, the Company had no Securities sold under agreements to repurchase outstanding. During the year ended December 31, 2021 there was no activity on Securities sold under agreements to repurchase.

DAC

Acquisition costs that vary with and are primarily related to the acquisition of new and renewal insurance business, reflecting incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including employee fringe benefits and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts including commissions, underwriting, agency and policy issue expenses, are deferred.

Contracts are measured on a grouped basis utilizing cohorts consistent with those used in the calculation of future policy benefit reserves. DAC is amortized on a constant level basis for the grouped contracts over the expected term of the contract. For life insurance products, DAC is amortized in proportion to the face amount in force. For annuity products DAC is amortized in proportion to policy counts. The constant level basis used for amortization determines the current period amortization considering both the current period’s actual experience and future projections. The amortization pattern is revised quarterly on a prospective basis. Amortization of DAC is included in Amortization of DAC, part of total benefits and other deductions.

For some products, policyholders can elect to modify product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. These transactions are known as internal replacements. If such modification substantially changes the contract, the associated DAC is written off immediately through income and any new acquisition costs associated with the replacement contract are deferred.

DAC — Prior to the adoption of ASU 2018-12 effective January 1, 2021

In each reporting period, DAC amortization, net of the accrual of imputed interest on DAC balances, was recorded to amortization of deferred policy acquisition costs. DAC was subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period. The determination of DAC, including amortization and recoverability estimates, was based on models that involve numerous assumptions and subjective judgments, including those regarding policyholder behavior, surrender and withdrawal rates, mortality experience, and other inputs including financial market volatility and market rates of return.

After the initial establishment of reserves, premium deficiency and loss recognition tests were performed each period end using best estimate assumptions as of the testing date without provisions for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for the aggregate product group were insufficient to provide for expected future policy benefits and expenses for that line of business (i.e., reserves net of any DAC asset), DAC would first be written off and thereafter, if required, a premium deficiency reserve would be established by a charge to earnings.

Amortization Policy

In accordance with the guidance for the accounting and reporting by insurance enterprises for certain long-duration contracts and participating contracts and for realized gains and losses from the sale of investments, current and expected future profit margins for products covered by this guidance were examined regularly in determining the amortization of DAC.

DAC associated with certain variable annuity products was amortized based on estimated assessments, with DAC on the remainder of variable annuities, UL and investment-type products amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, Separate Accounts fees, mortality and expense margins and surrender charges based on historical and anticipated future experience, embedded derivatives and changes in the reserve of products that have indexed features such as SCS IUL and MSO, updated at the end of each accounting period. When estimated gross profits were expected to be negative for multiple years of a contract life, DAC was amortized using the present value of estimated assessments. The effect on the amortization of DAC of revisions to estimated gross profits or assessments was reflected in earnings (loss) in the period such estimated gross profits or assessments were revised. A decrease in expected gross profits or assessments would accelerate DAC amortization. Conversely, an increase in expected gross profits or assessments would slow DAC amortization. The effect on the DAC assets that would result from realization of unrealized gains (losses) was recognized with an offset to AOCI in consolidated equity as of the balance sheet date.

A significant assumption in the amortization of DAC on variable annuities and, to a lesser extent, on variable and interest-sensitive life insurance related to projected future separate account performance. Management set estimated future gross profit or assessment assumptions related to separate account performance using a long-term view of expected average market returns by applying a RTM approach, a commonly used industry practice. This future return approach influenced the projection of fees earned, as well as other sources of estimated gross profits. Returns that were higher than expectations for a given period produce higher than expected account balances, increased the fees earned resulting in higher expected future gross profits and lower DAC amortization for the period. The opposite occurred when returns were lower than expected.

In applying this approach to develop estimates of future returns, it was assumed that the market would return to an average gross long-term return estimate, developed with reference to historical long-term equity market performance. Management set limitations as to maximum and minimum future rate of return assumptions, as well as a limitation on the duration of use of these maximum or minimum rates of return. As of December 31, 2020, the average gross short-term and long-term annual return estimate on variable and interest-sensitive life insurance and variable annuities was 7.0% (4.9% net of product weighted average Separate Accounts fees), and the gross maximum and minimum short-term annual rate of return limitations were 15.0% (12.9% net of product weighted average Separate Accounts fees and Investment Advisory fees) and 0.0% ((2.1)% net of product weighted average Separate Accounts fees and Investment Advisory fees), respectively. The maximum duration over which these rate limitations may be applied is five years. These assumptions of long-term growth were subject to assessment of the reasonableness of resulting estimates of future return assumptions.

In addition, projections of future mortality assumptions related to variable and interest-sensitive life products were based on a long-term average of actual experience. This assumption was updated periodically to reflect recent experience as it emerges. Improvement of life mortality in future periods from that currently projected would result in future deceleration of DAC amortization. Conversely, deterioration of life mortality in future periods from that currently projected would result in future acceleration of DAC amortization.

Other significant assumptions underlying gross profit estimates for UL and investment type products related to contract persistency and General Account investment spread.

For participating traditional life policies (substantially all of which are in the Closed Block), DAC was amortized over the expected total life of the contract group as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. As of December 31, 2020, the average rate of assumed investment yields, excluding policy loans, for the Company was 4.4% grading to 4.3% in 2025. Estimated gross margins included anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the accumulated amortization of DAC of revisions to estimated gross margins was reflected in earnings in the period such estimated gross margins were revised. The effect on the DAC assets that would result from realization of unrealized gains (losses) was recognized with an offset to AOCI in consolidated equity as of the balance sheet date. Many of the factors that affect gross margins were included in the determination of the Company’s dividends to these policyholders. DAC adjustments related to participating traditional life policies did not create significant volatility in results of operations as the Closed Block recognized a cumulative policyholder dividend obligation expense in policyholders’ benefits for the excess of actual cumulative earnings over expected cumulative earnings as determined at the time of demutualization.

DAC associated with non-participating traditional life policies was amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums were estimated at the date of policy issue and were consistently applied during the life of the contracts. Deviations from estimated experience were reflected in income (loss) in the period such deviations occur. For these contracts, the amortization periods generally were for the total life of the policy. DAC related to these policies was subject to recoverability testing as part of the Company’s premium deficiency testing. If a premium deficiency existed, DAC was reduced by the amount of the deficiency or to zero through a charge to current period earnings (loss). If the deficiency exceeded the DAC balance, the reserve for future policy benefits was increased by the excess, reflected in earnings (loss) in the period such deficiency occurs.

Amount due to and from Reinsurers

For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. Cessions under reinsurance agreements do not discharge the Company’s obligations as the primary insurer. The Company reviews all contractual features, including those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as premiums ceded (assumed); and amounts due from reinsurers (amounts due to reinsurers) are established.

Assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance recoverable balances could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance.

Premiums, policy charges and fee income, and policyholders’ benefits include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues.

For reinsurance contracts, reinsurance recoverable balances are generally calculated using methodologies and assumptions that are consistent with those used to calculate the direct liabilities.

Ceded reinsurance transactions are recognized and measured in a manner consistent with underlying reinsured contracts, including using consistent assumptions. Assumed and ceded reinsurance contract rights and obligations are accounted for on a basis consistent with our direct contract. The reinsurance cost or benefit for traditional life non-participating and limited-payment contracts is recognized in proportion to the gross premiums of the underlying direct cohorts. The locked-in single A discount rate used to calculate the reinsurance cost or benefit is established at inception of the reinsurance contract. Changes to the single A discount rate are reflected in comprehensive income at each reporting date.

If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within other assets. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other income or other operating costs and expenses, as appropriate.

Amount due to and from Reinsurers — Prior to the adoption of ASU 2018-12 effective January 1, 2021

With respect to GMIBs, a portion of the directly written GMIBs were accounted for as insurance liabilities, but the associated reinsurance agreements contained embedded derivatives as they were net settled. These embedded derivatives were included in GMIB reinsurance contract asset, at fair value with changes in estimated fair value reported in net derivative gains (losses). Separate Account liabilities that had been ceded on a Modified coinsurance (Modco) basis, receivable and payable were recognized on a net basis as right of offset exists.

For reinsurance contracts other than those accounted for as derivatives, reinsurance recoverable balances were calculated using methodologies and assumptions that were consistent with those used to calculate the direct liabilities.

Sales Inducement Assets

Sales inducement assets are offered on certain deferred annuity products in the form of either immediate bonus interest credited or enhanced interest crediting rates for a period of time. The interest crediting expense associated with these sales inducement assets is deferred and amortized over the lives of the underlying contracts in a manner consistent with the amortization of DAC. Unamortized balances are included in other assets in the consolidated balance sheets and amortization is included in interest credited to policyholders’ account balances in the consolidated statements of income (loss).

Policyholders’ Account Balances

Policyholders’ account balances relate to contracts or contract features where the Company has no significant insurance risk. This liability represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date.

Obligations arising from funding agreements are also reported in policyholders’ account balances in the consolidated balance sheets. As a member of the FHLB, the Company has access to collateralized borrowings. The Company may also issue funding agreements to the FHLB. Both the collateralized borrowings and funding agreements would require the Company to pledge qualified mortgage-backed assets and/or government securities as collateral.

Future Policy Benefits and Other Policyholders’ Liabilities

The liability for future policy benefits is estimated based upon the present value of future policy benefits and related claim expenses less the present value of estimated future net premiums where net premium equals gross premium under the contract multiplied by the net premium ratio. Related claim expenses include termination and settlement costs and exclude acquisition costs and non-claim related costs. The liability is estimated using current assumptions that include discount rate, mortality, and lapses. Assumptions are based on judgments that consider the Company’s historical experience, industry data, and other factors.

For participating traditional life insurance policies, future policy benefit liabilities are calculated using a net level premium method based on guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to face amount over the life of the contract.

For non-participating traditional life insurance policies (Term) and limited pay contracts (Payout, Pension), contracts are grouped into cohorts by contract type and issue year. The Company quarterly updates its estimate of cash flows using actual experience and current future cash flow assumptions, which is reflected in an updated net premium ratio used to calculate the liability. The ratio of actual and future expected claims to actual and future expected premiums determines the net premium ratio. The policy administration expense assumption is not updated after policy issuance. If actual expenses differ from the original expense assumptions, the differences are recognized in the period identified. The revised net premium ratio is used to determine the updated liability for future policy benefits as of the beginning of the reporting period, discounted at the original contract issuance rate. Changes in the liability due to current discount rates differing from original rates are included in other comprehensive income within the consolidated statement of comprehensive income.

For non-participating traditional life insurance policies and limited pay contracts, the discount rate assumption used is corporate A rated forward curve. We use a forward curve based upon a Bloomberg index. The liability is remeasured each quarter with the remeasurement change reported in other comprehensive income. The locked-in discount rate is generally based on expected investment returns at contract inception for contracts issued prior to January 1, 2021 and the upper medium grade fixed income corporate instrument yield (i.e., single A) at contract inception for contracts issued after January 1, 2021. The Company developed an LDTI discount rate methodology used to calculate the LFPB for its traditional insurance liabilities and constructed a discount rate curve that references upper-medium grade (low credit risk) fixed-income instrument yields (i.e. Single-A rated Corporate bond yields) which are meant to reflect the duration characteristics of the corresponding insurance liabilities. The methodology uses observable market data, where available, and uses various estimation techniques in line with fair value guidance (such as interpolation and extrapolation) where data is limited. Discount rates are updated quarterly.

For limited-payment products, gross premiums received in excess of net premiums are deferred at initial recognition as a deferred profit liability (“DPL”). DPL will be amortized in relation to the expected future benefit payments. As the calculation of the DPL is based on discounted cash flows, interest accrues on the unamortized DPL balance using the discount rate determined at contract issuance. The DPL is updated at the same time as the estimates for cash flows for the liability for future policy benefits. Any difference between the recalculated and beginning of period DPL is recognized in remeasurement gain or loss in the consolidated statements of income (loss), Remeasurement of Liability for Future Policy Benefits, part of total benefits and other deductions. On the consolidated balance sheet the DPL is recorded in the liability for future policy benefits.

Additional liabilities for contract or contract feature that provide for additional benefits in addition to the account balance but are not market risk benefits or embedded derivatives (“additional insurance liabilities”) are established by estimating the expected value of death or other insurance benefits in excess of the projected contract accumulation value and recognizing the excess over the estimated life based on expected assessments (i.e., benefit ratio). The liability equals the current benefit ratio multiplied by cumulative assessments recognized to date, plus interest, less cumulative excess payments to date. These reserves are recorded within future policy benefits and other policyholders’ liabilities. The determination of this estimated future policy benefits liability is based on models that involve numerous assumptions and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender and withdrawal rates, and mortality experience. There can be no assurance that actual experience will be consistent with management’s estimates. Assumptions are reviewed annually and updated with the remeasurement gain or loss reflected in total benefit expense.

The Company recognizes an adjustment in other comprehensive income for the additional insurance liabilities for unrealized gains and losses not included when calculating the present value of expected assessments for the benefit ratios.

The Company conducts annual premium deficiency testing except for liability for future policy benefits for non- participating traditional and limited payment contracts. The Company reviews assumptions and determines whether the sum of existing liabilities and the present value of future gross premiums is sufficient to cover the present value of future benefits to be paid and settlement costs. Anticipated investment income is considered when performing premium deficiency for long duration contracts. The anticipated investment income is projected based on current investment portfolio returns grading to long term reinvestment rates over the projection periods, based on anticipated gross reinvestment spreads, defaults and investment expenses. Premium deficiency reserves are recorded in certain instances where the policyholder liability for a particular line of business may not be deficient in the aggregate to trigger loss recognition, but the pattern of earnings may be such that profits are expected to be recognized in earlier years followed by losses in later years. This pattern of profits followed by losses is exhibited in our VISL business and is generated by the cost structure of the product or secondary guarantees in the contract. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges. We accrue for these PFBL using a dynamic approach that changes over time as the projection of future losses change.

Policyholders’ Account Balances and Future Policy Benefits and Other Policyholders’ Liabilities—Prior to the adoption of ASU 2018-12 effective January 1, 2021

For participating traditional life insurance policies, future policy benefit liabilities were calculated using a net level premium method on the basis of actuarial insurance assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represented the accrual of annual dividends earned. Terminal dividends were accrued in proportion to gross margins over the life of the contract.

For non-participating traditional life insurance policies, future policy benefit liabilities were estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency were based on the Company’s experience that, together with interest and expense assumptions, included a margin for adverse deviation. Benefit liabilities for traditional annuities during the accumulation period were equal to accumulated policyholders’ fund balances and, after annuitization, were equal to the present value of expected future payments. Interest rates used in establishing such liabilities ranged from 3.5% to 7.3% (weighted average of 5.0%) for approximately 99.5% of life insurance liabilities and from 1.5% to 5.4% (weighted average of 3.6%) for annuity liabilities.

Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. While management believes its DI reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

The Company has issued and continues to offer certain variable annuity products with GMDB and/or contain a GMLB (collectively, the “GMxB features”) which, if elected by the policyholder after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates that may be in excess of what the contract account value can purchase at then-current annuity purchase rates. This minimum lifetime annuity is based on predetermined annuity purchase rates applied to a GMIB base. The Company previously issued certain variable annuity products with GIB, GWBL, GMWB, and GMAB features. The Company has also assumed reinsurance for products with GMxB features.

Reserves for products that have GMIB features, but do not have no-lapse guarantee features, and products with GMDB features were determined by estimating the expected value of death or income benefits in excess of the projected contract accumulation value and recognizing the excess over the estimated life based on expected assessments (i.e., benefit ratio). The liability equaled the current benefit ratio multiplied by cumulative assessments recognized to date, plus interest, less cumulative excess payments to date. These reserves were recorded within future policy benefits and other policyholders’ liabilities. The determination of this estimated future policy benefits liability was based on models that involved numerous assumptions and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender and withdrawal rates, mortality experience, and, for contracts with the GMIB feature, GMIB election rates. Assumptions regarding separate account performance used for purposes of this calculation were set using a long-term view of expected average market returns by applying a RTM approach, consistent with that used for DAC amortization. There can be no assurance that actual experience will be consistent with management’s estimates.

Products that have a GMIB feature with a no-lapse guarantee rider (“GMIBNLG”), GIB, GWBL, GMWB and GMAB features and the assumed products with GMIB features (collectively “GMxB derivative features”) were considered either freestanding or embedded derivatives and discussed below under (“Embedded and Freestanding Insurance Derivatives”).

After the initial establishment of reserves, premium deficiency and loss recognition tests were performed each period end using best estimate assumptions as of the testing date without provisions for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for the aggregate product group were insufficient to provide for expected future policy benefits and expenses for that line of business (i.e., reserves net of any DAC asset), DAC would first be written off and thereafter, if required, a premium deficiency reserve would be established by a charge to earnings.

Market Risk Benefits

Market risk benefits (“MRBs”) are contracts or contract features that provide protection to the contract holder from other than nominal capital market risk and expose the Company to other than nominal capital market risk. Market risk benefits include contract features that provide minimum guarantees to policyholders and include GMIB, GMDB, GMWB, GMAB, and ROP DB benefits. MRBs are identified and measured at fair value on a seriatim basis using an ascribed fee approach based upon policyholder behavior projections and risk neutral economic scenarios adjusted based on the facts and circumstances of the Company’s product features. The MRB Asset and MRB Liability will be equal to the average present value of benefits and risk margins less the average present value of ascribed fees. Ascribed fees will consist of the fee needed at policy inception date, under a stochastically generated set of risk-neutral scenarios, so that the mean present value of claims, including any risk charge, is equal to the mean present value of the projected attributed fees which will be capped at average present value of total policyholder contractual fees. The attributed fee percentage is considered a fixed term of the MRB feature and is held static over the life of the contract. Discount rates are updated quarterly. Changes in fair value are recognized as a remeasurement gain/loss in the Change in market risk benefits and purchased market risk benefits, part of total benefits and other deductions except for the portion of the change in the fair value due to change in the Company’s own credit risk, which is recognized in other than comprehensive income. Additionally, when an annuitization occurs (for annuitization benefits) or upon extinguishment of the account balance (for withdrawal benefits) the balance related to the MRB will be derecognized and the amount deducted (after derecognition of any related amount included in accumulated other comprehensive income) shall be used in the calculation of the liability for future policy benefits for the payout annuity. Upon derecognition, any related balance will be removed from AOCI.

The Company has issued and continues to offer certain variable annuity products with GMDB and/or contain a GMLB (collectively, the “GMxB features”) which, if elected by the policyholder after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates that may be in excess of what the contract account value can purchase at then-current annuity purchase rates. This minimum lifetime annuity is based on predetermined annuity purchase rates applied to a GMIB base. The Company previously issued certain variable annuity products with GIB, GWBL, GMWB and GMAB features. The Company has also assumed reinsurance for products with GMxB features.

Features in ceded reinsurance contracts that meet the definition of MRBs are accounted for at fair value. The fees used to determine the fair value of the reinsured market risk benefit are those defined in the reinsurance contract. The expected periodic future premiums would represent cash outflows and the expected future benefits would represent cash inflows in the fair value calculation. On the ceded side, the Purchased MRB will be measured considering the counterparty credit risk of the reinsurer, while the direct contract liabilities will be measured considering the instrument-specific credit risk of the insurer. As a result of the difference in the treatment of the counterparty credit risk, the fair value of the direct and ceded contracts may be different even if the contractual fees and benefits are the same. Changes in instrument-specific credit risk of the Company is included in the fair value of its market risk benefit, whether in an asset or liability position, and whether related to an issued or purchased MRB, is recognized in OCI. The counterparty credit risk of the reinsurer is recorded in the consolidated statements of income (loss).

Policyholders’ Dividends

The amount of policyholders’ dividends to be paid (including dividends on policies included in the Closed Block) is determined annually by the board of directors of the issuing insurance company. The aggregate amount of policyholders’ dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by the Company.

Embedded and Freestanding Insurance Derivatives — Prior to the adoption of ASU 2018-12 effective January 1, 2021

Reserves for products or features within products that are considered either embedded or freestanding derivatives are measured at estimated fair value separately from the host variable annuity product, with changes in estimated fair value reported in net derivative gains (losses). The estimated fair values of these derivatives are determined based on the present value of projected future benefits minus the present value of projected future fees attributable to the guarantee. The projections of future benefits and future fees require capital markets and actuarial assumptions, including expectations concerning policyholder behavior. A risk-neutral valuation methodology is used under which the cash flows from the guarantees are projected under multiple capital market scenarios using observable risk-free rates.

Additionally, the Company cedes and assumes reinsurance of products with GMxB features, which are considered either an embedded or freestanding derivative and measured at fair value. The GMxB reinsurance contract asset and liabilities’ fair values reflect the present value of reinsurance premiums, net of recoveries, and risk margins over a range of market-consistent economic scenarios.

Changes in the fair value of embedded and freestanding derivatives are reported in net derivative gains (losses). Embedded derivatives in direct and assumed reinsurance contracts are reported in future policyholders’ benefits and other policyholders’ liabilities. Amounts due from reinsurers contains the reinsurance of underlying GMIB contracts that are embedded derivatives, so the reinsurance has the same risk attributes as the underlying contracts and is an embedded derivatives carried at fair value. There are also embedded derivatives reported in the GMIB reinsurance contract asset related to ceded reinsurance contracts that are net settled, recorded at fair value in the consolidated balance sheets.

Embedded derivatives fair values are determined based on the present value of projected future benefits minus the present value of projected future fees. At policy inception, a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits is attributed to the embedded derivative. The percentage of fees included in the fair value measurement is locked-in at inception. Fees above those amounts represent “excess” fees and are reported in policy charges and fee income.

Separate Accounts

Generally, Separate Accounts established under New York State Insurance Law are not chargeable with liabilities that arise from any other business of the Company. Separate Accounts assets are subject to General Account claims only to the extent Separate Accounts assets exceed separate accounts liabilities. Assets and liabilities of the Separate Account represent the net deposits and accumulated net investment earnings (loss) less fees, held primarily for the benefit of policyholders, and for which the Company does not bear the investment risk. Separate Accounts assets and liabilities are shown on separate lines in the consolidated balance sheets. Assets held in Separate Accounts are reported at quoted market values or, where quoted values are not readily available or accessible for these securities, their fair value measures most often are determined through the use of model pricing that effectively discounts prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security’s duration, also taking into consideration issuer-specific credit quality and liquidity. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to policyholders of such Separate Accounts are offset within the same line in the consolidated statements of income (loss).

Deposits to Separate Accounts are reported as increases in Separate Accounts assets and liabilities and are not reported in the consolidated statements of income (loss). Mortality, policy administration and surrender charges on all policies including those funded by Separate Accounts are included in revenues.

The Company reports the General Account’s interests in Separate Accounts as trading securities, at fair value in the consolidated balance sheets.

Leases

The Company does not record leases with an initial term of 12 months or less in its consolidated balance sheets, but instead recognizes lease expense for these leases on a straight-line basis over the lease term. For leases with a term greater than one year, the Company records in its consolidated balance sheets at the time of lease commencement or modification a RoU operating lease asset and a lease liability, initially measured at the present value of the lease payments. Lease costs are recognized in the consolidated statements of income (loss) over the lease term on a straight-line basis. RoU operating lease assets represent the Company’s right to use an underlying asset for the lease term and RoU operating lease liabilities represent the Company’s obligation to make lease payments arising from the lease.

Broker-Dealer Revenues, Receivables and Payables

Certain of the Company’s subsidiaries provide investment management, brokerage and distribution services for affiliates and third parties. Third-party revenues earned from these services are reported in other income in the Company’s consolidated statement of income (loss).

Receivables from and payables to clients include amounts due on cash and margin transactions. Securities owned by customers are held as collateral for receivables; such collateral is not reflected in the consolidated financial statements.

Capitalized Computer Software and Hosting Arrangements

Capitalized computer software and hosting arrangements include certain internal and external costs used to implement internal-use software and cloud computing hosting arrangements. These capitalized computer costs are included in other assets in the consolidated balance sheets and amortized on a straight-line basis over the estimated useful life of the software or term of the hosting arrangement that ranges between three and five years. Capitalized amounts are periodically tested for impairment in accordance with the guidance on impairment of long-lived assets. An immediate charge to earnings is recognized if capitalized computer costs no longer are deemed to be recoverable. In addition, service potential is periodically reassessed to determine whether facts and circumstances have compressed the software’s useful life or a significant change in the term of the hosting arrangement such that acceleration of amortization over a shorter period than initially determined would be required.

Capitalized computer software and hosting arrangements, net of accumulated amortization, amounted to $162 million and $133 million as of December 31, 2022 and 2021, respectively. Amortization of capitalized computer software and hosting arrangements in 2022, 2021 and 2020 was $0 million, $46 million and $47 million, respectively, recorded in other operating costs and expenses in the consolidated statements of income (loss).

Income Taxes

The Company files as part of a consolidated Federal income tax return. The Company provides for federal and state income taxes currently payable, as well as those deferred due to temporary differences between the financial reporting and tax bases of assets and liabilities. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred tax assets will not be realized.

Under accounting for uncertainty in income taxes guidance, the Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the consolidated financial statements. Tax positions are then measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement.

Recognition of Investment Management and Service Fees and Related Expenses

Investment management, advisory and service fees

Reported as investment management and service fees in the Company’s consolidated statements of income (loss) are investment management fees earned by EIMG as well as certain asset-based fees associated with insurance contracts.

EIMG provides investment management services, to EQ Premier VIP Trust, EQAT and 1290 Funds as well as two private investment trusts established in the Cayman Islands, AXA Allocation Funds Trust and AXA Offshore Multimanager Funds Trust (collectively, the “Other AXA Trusts”). The contracts supporting these revenue streams create a distinct, separately identifiable performance obligation for each day the assets are managed for the performance of a series of services that are substantially the same and have the same pattern of transfer to the customer. Accordingly, these investment management, advisory, and administrative service base fees are recorded over time as services are performed and entitle the Company to variable consideration. Base fees, generally calculated as a percentage of AUM, are recognized as revenue at month-end when the transaction price no longer is variable and the value of the consideration is determined. These fees are not subject to claw back and there is minimal probability that a significant reversal of the revenue recorded will occur.

Sub-advisory and sub-administrative expenses associated with these services are calculated and recorded as the related services are performed in other operating costs and expense in the consolidated statements of income (loss) as the Company is acting in a principal capacity in these transactions and, as such, reflects these revenues and expenses on a gross basis.

Distribution services

Revenues from distribution services include fees received as partial reimbursement of expenses incurred in connection with the sale of certain mutual funds and the 1290 Funds and for the distribution primarily of EQAT and EQ Premier VIP Trust shares to separate accounts in connection with the sale of variable life and annuity contracts. The amount and timing of revenues recognized from performance of these distribution services often is dependent upon the contractual arrangements with the customer and the specific product sold as further described below.

Most open-end management investment companies, such as U.S. funds and the EQAT and EQ Premier VIP Trusts and the 1290 Funds, have adopted a plan under Rule 12b-1 of the Investment Company Act that allows for certain share classes to pay out of assets, distribution and service fees for the distribution and sale of its shares (“12b-1 Fees”). These open-end management investment companies have such agreements with the Company, and the Company has selling and distribution agreements pursuant to which it pays sales commissions to the financial intermediaries that distribute the shares. These agreements may be terminated by either party upon notice (generally 30 days) and do not obligate the financial intermediary to sell any specific amount of shares.

The Company records 12b-1 fees monthly based upon a percentage of the NAV of the funds. At month-end, the variable consideration of the transaction price is no longer constrained as the NAV can be calculated and the value of consideration is determined. These services are separate and distinct from other asset management services as the customer can benefit from these services independently of other services. The Company accrues the corresponding 12b-1 fees paid to sub-distributors monthly as the expenses are incurred. The Company is acting in a principal capacity in these transactions; as such, these revenues and expenses are recorded on a gross basis in the consolidated statements of income (loss).

Other revenues

Also reported as investment management and service fees in the Company’s consolidated statements of income (loss) are other revenues from contracts with customers, primarily consisting of mutual fund reimbursements and other brokerage income.

Other income

Revenues from contracts with customers reported as other income in the Company’s consolidated statements of income (loss) primarily consist of advisory account fees and brokerage commissions from the Company’s broker-dealer operations and sales commissions from the Company’s general agents for the distribution of non-affiliate insurers’ life insurance and annuity products. These revenues are recognized at month-end when constraining factors, such as AUM and product mix, are resolved and the transaction pricing no longer is variable such that the value of consideration can be determined. The change in deposit asset/liability accounts arising from reinsurance agreements which do not expose the reinsurer to a reasonable possibility of significant loss from insurance risk is included in other income.

Accounting and Consolidation of VIEs

For all new investment products and entities developed by the Company, the Company first determines whether the entity is a VIE, which involves determining an entity’s variability and variable interests, identifying the holders of the equity investment at risk and assessing the five characteristics of a VIE. Once an entity has been determined to be a VIE, the Company then determines whether it is the primary beneficiary of the VIE based on its beneficial interests. If the Company is deemed to be the primary beneficiary of the VIE, then the Company consolidates the entity.

Management of the Company reviews quarterly its investment management agreements and its investments in, and other financial arrangements with, certain entities that hold client AUM to determine the entities that the Company is required to consolidate under this guidance. These entities include certain mutual fund products, hedge funds, structured products, group trusts, collective investment trusts and limited partnerships.

The analysis performed to identify variable interests held, determine whether entities are VIEs or VOEs, and evaluate whether the Company has a controlling financial interest in such entities requires the exercise of judgment and is updated on a continuous basis as circumstances change or new entities are developed. The primary beneficiary evaluation generally is performed qualitatively based on all facts and circumstances, including consideration of economic interests in the VIE held directly and indirectly through related parties and entities under common control, as well as quantitatively, as appropriate.

Consolidated VIEs

As of December 31, 2022 and 2021, the Company consolidated limited partnerships and LLCs for which it was identified as the primary beneficiary under the VIEs model. Included in Other invested assets and Mortgage loans on real estate in the Company’s consolidated balance sheets at December 31, 2022 and 2021 are total assets of $410 million and $169 million, respectively related to these VIEs.

Non-Consolidated VIEs

As of December 31, 2022 and 2021, respectively, the Company held approximately $2.3 billion and $2.1 billion of investment assets in the form of equity interests issued by non-corporate legal entities determined under the guidance to be VIEs, such as limited partnerships and limited liability companies, including CLOs, hedge funds, private equity funds and real estate-related funds. As an equity investor, the Company is considered to have a variable interest in each of these VIEs as a result of its participation in the risks and/or rewards these funds were designed to create by their defined portfolio objectives and strategies. Primarily through qualitative assessment, including consideration of related party interests or other financial arrangements, if any, the Company was not identified as primary beneficiary of any of these VIEs, largely due to its inability to direct the activities that most significantly impact their economic performance. Consequently, the Company continues to reflect these equity interests in the consolidated balance sheets as other equity investments and applies the equity method of accounting for these positions. The net assets of these non-consolidated VIEs are approximately $282.3 billion and $245.7 billion as of December 31, 2022 and 2021, respectively. The Company’s maximum exposure to loss from its direct involvement with these VIEs is the carrying value of its investment of $2.3 billion and $2.1 billion and approximately $1.3 billion and $1.2 billion of unfunded commitments as of December 31, 2022 and 2021, respectively. The Company has no further economic interest in these VIEs in the form of guarantees, derivatives, credit enhancements or similar instruments and obligations.

Assumption Updates and Model Changes

The Company conducts its annual review of its assumptions and models during the third quarter of each year. The annual review encompasses assumptions underlying the valuation of unearned revenue liabilities, embedded derivatives for our insurance business, liabilities for future policyholder benefits, DAC and DSI assets.

However, the Company updates its assumptions as needed in the event it becomes aware of economic conditions or events that could require a change in assumptions that it believes may have a significant impact to the carrying value of product liabilities and assets and consequently materially impact its earnings in the period of the change.

Due to the extraordinary economic conditions driven by the COVID-19 pandemic in the first quarter of 2020, the Company updated its interest rate assumption to grade from the current interest rate environment to an ultimate five-year historical average over a 10-year period. As such, the 10-year U.S. Treasury yield grades from the current level to an ultimate 5-year average of 2.25%.

The low interest rate environment and update to the interest rate assumption caused a loss recognition event for the Company’s life interest-sensitive products, as well as to certain run-off business. This loss recognition event caused an acceleration of DAC amortization on the life interest-sensitive products and an increase in the premium deficiency reserve on the run-off business in the first quarter of 2020.

Impact of Assumption Updates

The net impact of assumption changes during 2022 increased remeasurement of liability for future policy benefits by $8 million, decreased policyholders’ benefits by $2 million, increased change in market risk benefits and purchased market risk benefits by $206 million and increased interest credited to policyholder’s account balances by $1 million. This resulted in a decrease in income (loss) from operations, before income taxes of $213 million and decreased net income (loss) by $168 million

The net impact of assumption changes during 2021 increased remeasurement of liability for future policy benefits by $37 million, decreased policyholders’ benefits by $30 million, decreased change in market risk benefits and purchased market risk benefits by $414 million, increased interest credited to policyholder’s account balances by $1 million and increased amortization of DAC by $2 million. This resulted in an increase in income (loss) from operations, before income taxes of $404 million and increased net income (loss) by $319 million.

The net impact of assumption changes during 2020 increased policy charges and fee income by $33 million, decreased policyholders’ benefits by $1.5 billion, decreased interest credited to policyholders’ account balances by $2 million, increased net derivative gains (losses) by $106 million, and decreased amortization of DAC by $866 million. This resulted in a decrease in income (loss) from operations, before income taxes of $2.2 billion and decreased net income (loss) by $1.8 billion. The 2020 impacts related to assumption updates were primarily driven by the first quarter updates.

MRB Annual Update

During the third quarter of 2022 and 2021 we completed our annual assumption update to reflect emerging experience for withdrawals, mortality and lapse election. The actuarial balance assumption process is very similar to the process used in prior years and includes actuarial judgement informed by actual experience of how policy holders are expected to use these policies in the future. In addition, as part of the 2021 assumption update, the reference interest rate utilized in our GAAP fair value calculations was updated from the LIBOR swap curve to the US Treasury curve due to the impending cessation of LIBOR and our GAAP fair value liability risk margins. There were no other significant change to the process used to calculate the MRB balances.

LFPB Annual Update

During the third quarter of 2022 and 2021 we completed our annual assumption update. The significant assumptions for the LFPB balances include mortality and lapses for our Term business. The primary assumption for the payout block of business is mortality. Impacts to expected net premiums and expected future policy benefits due to assumption changes in 2021 can be observed in the liability for future policy benefit rollforward tables.

Additional Liability Annual Update

During the third quarter of 2022 and 2021, we completed our annual assumption update. The significant assumptions for the additional insurance liability balances include mortality, lapses, premium payment pattern, interest crediting assumption.

The current period change in reserve is reviewed in the rollforward as shown in the Effect of changes in interest rate and cash flow assumptions and model changes row in the rollforward based on current inforce and the expected inforce based on the policy runoff from the Company’s best estimate policy holder assumptions.

Model Changes

There were no material model changes in 2022 and 2021.

In the first quarter of 2020, the Company adopted a new economic scenario generator to calculate the fair value of the GMIB reinsurance contract asset and GMxB derivative features liability, eliminating reliance on AXA for scenario production. The new economic scenario generator allows for a tighter calibration of U.S. indices, better reflecting the

Company’s actual portfolio. The net impact of the new economic scenario generator resulted in an increase in income (loss) from continuing operations, before income taxes of $165 million, and an increase to net income (loss) of $130 million during 2020.

3)	INVESTMENTS

Fixed Maturities AFS

The components of fair value and amortized cost for fixed maturities classified as AFS on the consolidated balance sheets excludes accrued interest receivable because the Company elected to present accrued interest receivable within other assets. Accrued interest receivable on AFS fixed maturities as of December 31, 2022 and 2021 was $550 million and $470 million, respectively. There was no accrued interest written off for AFS fixed maturities for the years ended December 31, 2022, 2021 and 2020.

The following tables provide information relating to the Company’s fixed maturities classified as AFS.

AFS Fixed Maturities by Classification

	Amortized Cost	Allowance for Credit Losses	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in millions)
December 31, 2022
Fixed Maturities:
Corporate(1)	$46,053	$24	$89	$6,655	$39,463
U.S. Treasury, government and agency	7,049	—	1	1,312	5,738
States and political subdivisions	540	—	7	76	471
Foreign governments	985	—	2	151	836
Residential mortgage-backed(2)	860	—	1	84	777
Asset-backed(3)	8,817	—	3	371	8,449
Commercial mortgage-backed	3,742	—	—	572	3,170
Redeemable preferred stock	41	—	2	—	43

Total at December 31, 2022	$68,087	$24	$105	$9,221	$58,947

December 31, 2021:
Fixed Maturities:
Corporate(1)	$45,578	$22	$2,382	$214	$47,724
U.S. Treasury, government and agency	13,032	—	2,196	14	15,214
States and political subdivisions	527	—	73	3	597
Foreign governments	1,124	—	42	14	1,152
Residential mortgage-backed(2)	82	—	8	—	90
Asset-backed(3)	5,904	—	20	19	5,905
Commercial mortgage-backed	2,348	—	19	26	2,341
Redeemable preferred stock	41	—	12	—	53

Total at December 31, 2021	$68,636	$22	$4,752	$290	$73,076

(1)	Corporate fixed maturities include both public and private issues.
(2)	Includes publicly traded agency pass-through securities and collateralized obligations.
(3)	Includes credit-tranched securities collateralized by sub-prime mortgages, credit risk transfer securities and other asset types.

The contractual maturities of AFS fixed maturities as of December 31, 2022 are shown in the table below. Bonds not due at a single maturity date have been included in the table in the final year of maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

Contractual Maturities of AFS Fixed Maturities

	Amortized Cost (Less Allowance for Credit Losses)	Fair Value
	(in millions)
December 31, 2022:
Contractual maturities:
Due in one year or less	$1,516	$1,497
Due in years two through five	13,452	12,727
Due in years six through ten	14,632	12,979
Due after ten years	25,003	19,305

Subtotal	54,603	46,508
Residential mortgage-backed	860	777
Asset-backed	8,817	8,449
Commercial mortgage-backed	3,742	3,170
Redeemable preferred stock	41	43

Total at December 31, 2022	$68,063	$58,947

The following table shows proceeds from sales, gross gains (losses) from sales and allowance for credit losses for AFS fixed maturities for the years ended December 31, 2022, 2021 and 2020:

Proceeds from Sales, Gross Gains (Losses) from Sales and Allowance for Credit and Intent to Sell Losses for AFS Fixed Maturities

	Year Ended December 31,
	2022	2021	2020
	(in millions)
Proceeds from sales	$11,683	$26,678	$12,670

Gross gains on sales	$38	$1,141	$854

Gross losses on sales	$(668)	$(189)	$(34)

Net (increase) decrease in Allowance for Credit and Intent to Sell losses(1)	$(253)	$(16)	$(13)

(1)

Amounts reflect an impairment on AFS Securities of $245 million related to the Global Atlantic Transaction. See Note 13 of the Notes to these Consolidated Financial Statements for additional details on the Global Atlantic Transaction.

The following table sets forth the amount of credit loss impairments on AFS fixed maturities held by the Company at the dates indicated and the corresponding changes in such amounts.

AFS Fixed Maturities — Credit and Intent to Sell Loss Impairments

	Year Ended December 31,
	2022	2021	2020
	(in millions)
Balance, beginning of period	$42	$28	$15
Previously recognized impairments on securities that matured, paid, prepaid or sold	(261)	(2)	—
Recognized impairments on securities impaired to fair value this period(1)(2)	246	—	—
Credit losses recognized this period on securities for which credit losses were not previously recognized	—	9	6
Additional credit losses this period on securities previously impaired	9	7	7
Increases due to passage of time on previously recorded credit losses	—	—	—
Accretion of previously recognized impairments due to increases in expected cash flows (for OTTI securities 2019 and prior)	—	—	—

Balance at December 31,	$36	$42	$28

(1)

Represents circumstances where the Company determined in the current period that it intends to sell the security, or it is more likely than not that it will be required to sell the security before recovery of the security’s amortized cost.

(2)

Amounts reflect an impairment on AFS Securities of $245 million related to the Global Atlantic Transaction. See Note 13 of the Notes to these Consolidated Financial Statements for additional details on the Global Atlantic Transaction.

The tables that follow below present a roll-forward of net unrealized investment gains (losses) recognized in AOCI.

Net Unrealized Gains (Losses) on AFS Fixed Maturities

	Net Unrealized Gains (Losses) on Investments	DAC	Policyholders’ Liabilities	Deferred Income Tax Asset (Liability)	AOCI Gain (Loss) Related to Net Unrealized Investment Gains (Losses)
	(in millions)
Balance, January 1, 2022	$4,462	$—	$(703)	$(790)	$2,969
Net investment gains (losses) arising during the period	(14,456)	—	—	—	(14,456)
Reclassification adjustment:					—
Included in net income (loss)	885	—	—	—	885
Other(1)	—	—	—	(1,489)	(1,489)
Impact of net unrealized investment gains (losses)	—	—	724	2,698	3,422

Net unrealized investment gains (losses) excluding credit losses	(9,109)	—	21	419	(8,669)
Net unrealized investment gains (losses) with credit losses	(7)	—	—	1	(6)

Balance, December 31, 2022	$(9,116)	$—	$21	$420	$(8,675)

Balance, January 1, 2021	$8,230	$(466)	$(1,814)	$(1,250)	$4,700
Transition adjustment(3)	—	466	426	—	892
Net investment gains (losses) arising during the period	(2,902)	—	—	—	(2,902)
Reclassification adjustment:					—
Included in net income (loss)	(835)	—	—	—	(835)
Other(2)	(31)	—	—	—	(31)
Impact of net unrealized investment gains (losses)	—	—	686	460	1,146

Net unrealized investment gains (losses) excluding credit losses	4,462	—	(702)	(790)	2,970
Net unrealized investment gains (losses) with credit losses	—	—	(1)	—	(1)

Balance, December 31, 2021	$4,462	$—	$(703)	$(790)	$2,969

Balance, January 1, 2020	$3,084	$(826)	$(192)	$(433)	$1,633
Net investment gains (losses) arising during the period	5,953	—	—	—	5,953
Reclassification adjustment:
Included in Net income (loss)	(802)	—	—	—	(802)
Impact of net unrealized investment gains (losses)	—	360	(1,623)	(818)	(2,081)

Net unrealized investment gains (losses) excluding credit losses	8,235	(466)	(1,815)	(1,251)	4,703
Net unrealized investment gains (losses) with credit losses	(5)	—	1	1	(3)

Balance, December 31, 2020	$8,230	$(466)	$(1,814)	$(1,250)	$4,700

(1)

Reflects a Deferred Tax Asset valuation allowance of $1.5 billion recorded during the fourth quarter of 2022. See Note 16 of the Notes to these Consolidated Financial Statements for additional details.

(2)	Effective January 1, 2021, certain preferred stock have been reclassified to other equity investments.
(3)	Reflects transition adjustment of DAC and Policyholder Liabilities under the adoption of ASU 2018-12 effective January 1, 2021.

The following tables disclose the fair values and gross unrealized losses of the 4,798 issues as of December 31, 2022 and the 1,896 issues as of December 31, 2021 that are not deemed to have credit losses, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position for the specified periods at the dates indicated:

AFS Fixed Maturities in an Unrealized Loss Position for Which No Allowance Is Recorded

	Less Than 12 Months		12 Months or Longer		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in millions)
December 31, 2022
Fixed Maturities:
Corporate	$22,034	$2,431	$15,014	$4,222	$37,048	$6,653
U.S. Treasury, government and agency	5,465	1,294	204	18	5,669	1,312
States and political subdivisions	91	18	158	58	249	76
Foreign governments	349	42	418	109	767	151
Residential mortgage-backed	665	49	79	35	744	84
Asset-backed	6,262	228	1,759	143	8,021	371
Commercial mortgage-backed	1,572	200	1,580	372	3,152	572

Total at December 31, 2022	$36,438	$4,262	$19,212	$4,957	$55,650	$9,219

December 31, 2021:
Fixed Maturities:
Corporate	$9,497	$150	$1,301	$62	$10,798	$212
U.S. Treasury, government and agency	947	10	103	4	1,050	14
States and political subdivisions	112	2	11	1	123	3
Foreign governments	349	6	92	8	441	14
Asset-backed	3,843	19	38	—	3,881	19
Commercial mortgage-backed	1,515	22	96	4	1,611	26

Total at December 31, 2021	$16,263	$209	$1,641	$79	$17,904	$288

The Company’s investments in fixed maturities do not include concentrations of credit risk of any single issuer greater than 10% of the consolidated equity of the Company, other than securities of the U.S. government, U.S. government agencies, and certain securities guaranteed by the U.S. government. The Company maintains a diversified portfolio of corporate securities across industries and issuers and does not have exposure to any single issuer in excess of 0.8% of total corporate securities. The largest exposures to a single issuer of corporate securities held as of December 31, 2022 and 2021 were $327 million and $280 million, respectively, representing 30.4% and 3.2% of the consolidated equity of the Company.

Corporate high yield securities, consisting primarily of public high yield bonds, are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa3/BBB- or the NAIC designation of 3 (medium investment grade), 4 or 5 (below investment grade) or 6 (in or near default). As of December 31, 2022 and 2021, respectively, approximately $2.9 billion and $2.8 billion, or 4.3% and 4.1%, of the $68.1 billion and $68.6 billion aggregate amortized cost of fixed maturities held by the Company were considered to be other than investment grade. These securities had gross unrealized losses of $208 million and $18 million as of December 31, 2022 and 2021, respectively.

As of December 31, 2022 and 2021, respectively, the $5.0 billion and $79 million of gross unrealized losses of twelve months or more were primarily concentrated in corporate securities. In accordance with the policy described in Note 2 of the Notes to these Consolidated Financial Statements, the Company concluded that an adjustment to allowance for credit losses for these securities was not warranted at either December 31, 2022 or December 31, 2021. As of December 31, 2022 and 2021, the Company did not intend to sell the securities nor will it likely be required to dispose of the securities before the anticipated recovery of their remaining amortized cost basis.

Based on the Company’s evaluation both qualitatively and quantitatively of the drivers of the decline in fair value of fixed maturity securities as of December 31, 2022, the Company determined that the unrealized loss was primarily due to increases in interest rates and credit spreads.

Mortgage Loans on Real Estate

Accrued interest receivable on commercial and agricultural mortgage loans as of December 31, 2022 and 2021 was $71 million and $57 million, respectively. There was no accrued interest written off for commercial and agricultural mortgage loans for the years ended December 31, 2022 and 2021.

As of December 31, 2022, the Company had no loans for which foreclosure was probable included within the individually assessed mortgage loans, and accordingly had no associated allowance for credit losses.

Allowance for Credit Losses on Mortgage Loans

The change in the allowance for credit losses for commercial mortgage loans and agricultural mortgage loans during the years ended December 31, 2022, 2021 and 2020 were as follows:

	Year Ended December 31,
	2022	2021	2020
	(in millions)
Allowance for credit losses on mortgage loans:
Commercial mortgages:
Balance, beginning of period	$57	$77	$33
Current-period provision for expected credit losses	66	(20)	44
Write-offs charged against the allowance	—	—	—
Recoveries of amounts previously written off		—	—

Net change in allowance	66	(20)	44

Balance, end of period	$123	$57	$77

Agricultural mortgages:
Balance, beginning of period	$5	$4	$3
Current-period provision for expected credit losses	1	1	1
Write-offs charged against the allowance	—	—	—
Recoveries of amounts previously written off		—	—

Net change in allowance	1	1	1

Balance, end of period	$6	$5	$4

Total allowance for credit losses	$129	$62	$81

The change in the allowance for credit losses is attributable to:

•	increases/decreases in the loan balance due to new originations, maturing mortgages, and loan amortization and

•	changes in credit quality and economic assumptions.

Credit Quality Information

The following tables summarize the Company’s mortgage loans segregated by risk rating exposure as of December 31, 2022 and 2021.

Loan to Value (“LTV”) Ratios(1)

	December 31, 2022
	Amortized Cost Basis by Origination Year
	2022	2021	2020	2019	2018	Prior	Revolving Loans Amortized Cost Basis	Revolving Loans Converted to Term Loans Amortized Cost Basis	Total
	(in millions)
Mortgage loans:
Commercial:
0% - 50%	$624	$130	$—	$—	$119	$1,242	$—	$—	$2,115
50% - 70%	2,285	1,569	906	313	623	2,254	328	—	8,278
70% - 90%	363	415	463	329	424	1,314	—	34	3,342
90% plus	—	—	—	—	35	233	—	—	268

Total commercial	$3,272	$2,114	$1,369	$642	$1,201	$5,043	$328	$34	$14,003

Agricultural:
0% - 50%	$163	$182	$228	$129	$132	$725	$—	$—	$1,559
50% - 70%	190	185	222	68	83	267	—	—	1,015
70% - 90%	—	—	—	—	—	16	—	—	16
90% plus	—	—	—	—	—	—	—	—	—

Total agricultural	$353	$367	$450	$197	$215	$1,008	$—	$—	$2,590

Total mortgage loans:
0% - 50%	$787	$312	$228	$129	$251	$1,967	$—	$—	$3,674
50% - 70%	2,475	1,754	1,128	381	706	2,521	328	—	9,293
70% - 90%	363	415	463	329	424	1,330	—	34	3,358
90% plus	—	—	—	—	35	233	—	—	268

Total mortgage loans	$3,625	$2,481	$1,819	$839	$1,416	$6,051	$328	$34	$16,593

Debt Service Coverage (“DSC”) Ratios(2)

	December 31, 2022
	Amortized Cost Basis by Origination Year
	2022	2021	2020	2019	2018	Prior	Revolving Loans Amortized Cost Basis	Revolving Loans Converted to Term Loans Amortized Cost Basis	Total
	(in millions)
Mortgage loans:
Commercial:
Greater than 2.0x	$771	$1,159	$1,113	$102	$571	$1,911	$—	$—	$5,627
1.8x to 2.0x	158	215	164	197	186	477	279	—	1,676
1.5x to 1.8x	337	390	32	153	176	1,175	4	—	2,267
1.2x to 1.5x	1,041	259	—	92	73	917	—	—	2,382
1.0x to 1.2x	507	43	60	98	160	492	45	34	1,439
Less than 1.0x	458	48	—	—	35	71	—	—	612

Total commercial	$3,272	$2,114	$1,369	$642	$1,201	$5,043	$328	$34	$14,003

Agricultural:
Greater than 2.0x	$51	$40	$62	$21	$12	$193	$—	$—	$379
1.8x to 2.0x	16	58	35	24	14	51	—	—	198
1.5x to 1.8x	69	42	111	18	19	196	—	—	455
1.2x to 1.5x	107	147	177	98	99	298	—	—	926
1.0x to 1.2x	91	80	61	30	60	257	—	—	579
Less than 1.0x	19	—	4	6	11	13	—	—	53

Total agricultural	$353	$367	$450	$197	$215	$1,008	$—	$—	$2,590

Total mortgage loans:
Greater than 2.0x	$822	$1,199	$1,175	$123	$583	$2,104	$—	$—	$6,006
1.8x to 2.0x	174	273	199	221	200	528	279	—	1,874
1.5x to 1.8x	406	432	143	171	195	1,371	4	—	2,722
1.2x to 1.5x	1,148	406	177	190	172	1,215	—	—	3,308
1.0x to 1.2x	598	123	121	128	220	749	45	34	2,018
Less than 1.0x	477	48	4	6	46	84	—	—	665

Total mortgage loans	$3,625	$2,481	$1,819	$839	$1,416	$6,051	$328	$34	$16,593

(1)	The LTV ratio is derived from current loan balance divided by the fair value of the property. The fair value of the underlying commercial properties is updated annually for each mortgage loan.
(2)	The DSC ratio is calculated using the most recently reported operating income results from property operations divided by annual debt service.

LTV Ratios(1)

	December 31, 2021
	Amortized Cost Basis by Origination Year
	2021	2020	2019	2018	2017	Prior	Revolving Loans Amortized Cost Basis	Revolving Loans Converted to Term Loans Amortized Cost Basis	Total
	(in millions)

Mortgage loans:

Commercial:
0% - 50%	$—	$—	$—	$184	$293	$992	$—	$—	$1,469
50% - 70%	1,944	1,286	339	619	491	2,533	139	—	7,351
70% - 90%	190	236	412	415	276	972	—	—	2,501
90% plus	—	—	—	35	5	73	—	—	113

Total commercial	$2,134	$1,522	$751	$1,253	$1,065	$4,570	$139	$—	$11,434

Agricultural:
0% - 50%	$180	$212	$128	$129	$119	$738	$—	$—	$1,506
50% - 70%	200	268	102	126	87	338	—	—	1,121
70% - 90%	—	—	—	—	—	17	—	—	17
90% plus	—	—	—	—	—	—	—	—	—

Total agricultural	$380	$480	$230	$255	$206	$1,093	$—	$—	$2,644

Total mortgage loans:
0% - 50%	$180	$212	$128	$313	$412	$1,730	$—	$—	$2,975
50% - 70%	2,144	1,554	441	745	578	2,871	139	—	8,472
70% - 90%	190	236	412	415	276	989	—	—	2,518
90% plus	—	—	—	35	5	73	—	—	113

Total mortgage loans	$2,514	$2,002	$981	$1,508	$1,271	$5,663	$139	$—	$14,078

DSC Ratios(2)

	December 31, 2021
	Amortized Cost Basis by Origination Year
	2021	2020	2019	2018	2017	Prior	Revolving Loans Amortized Cost Basis	Revolving Loans Converted to Term Loans Amortized Cost Basis	Total
	(in millions)

Mortgage loans:

Commercial:
Greater than 2.0x	$1,143	$1,243	$210	$772	$485	$2,218	$—	$—	$6,071
1.8x to 2.0x	185	135	182	46	161	372	68	—	1,149
1.5x to 1.8x	275	49	284	211	166	919	48	—	1,952
1.2x to 1.5x	264	95	75	101	253	701	—	—	1,489
1.0x to 1.2x	267	—	—	88	—	287	23	—	665
Less than 1.0x	—	—	—	35	—	73	—	—	108

Total commercial	$2,134	$1,522	$751	$1,253	$1,065	$4,570	$139	$—	$11,434

Agricultural:
Greater than 2.0x	$49	$64	$25	$22	$24	$210	$—	$—	$394
1.8x to 2.0x	52	37	25	14	14	70	—	—	212
1.5x to 1.8x	43	113	28	22	41	193	—	—	440
1.2x to 1.5x	161	179	112	116	72	355	—	—	995
1.0x to 1.2x	75	83	31	77	54	226	—	—	546
Less than 1.0x	—	4	9	4	1	39	—	—	57

Total agricultural	$380	$480	$230	$255	$206	$1,093	$—	$—	$2,644

Total mortgage loans:
Greater than 2.0x	$1,192	$1,307	$235	$794	$509	$2,428	$—	$—	$6,465
1.8x to 2.0x	237	172	207	60	175	442	68	—	1,361
1.5x to 1.8x	318	162	312	233	207	1,112	48	—	2,392
1.2x to 1.5x	425	274	187	217	325	1,056	—	—	2,484
1.0x to 1.2x	342	83	31	165	54	513	23	—	1,211
Less than 1.0x	—	4	9	39	1	112	—	—	165

Total mortgage loans	$2,514	$2,002	$981	$1,508	$1,271	$5,663	$139	$—	$14,078

(1)	The LTV ratio is derived from current loan balance divided by the fair value of the property. The fair value of the underlying commercial properties is updated annually for each mortgage loan.
(2)	The DSC ratio is calculated using the most recently reported operating income results from property operations divided by annual debt service.

Past-Due and Nonaccrual Mortgage Loan Status

The following table provides information relating to the aging analysis of past-due mortgage loans as of December 31, 2022 and 2021, respectively.

Age Analysis of Past Due Mortgage Loans(1)

	Accruing Loans						Non- accruing Loans	Total Loans	Non- accruing Loans with No Allowance	Interest Income on Non- accruing Loans
	Past Due				Current	Total
	30-59 Days	60-89 Days	90 Days or More	Total
	(in millions)

December 31, 2022:
Mortgage loans:
Commercial	$56	$—	$—	$56	$13,947	$14,003	$—	$14,003	$—	$—
Agricultural	3	5	13	21	2,553	2,574	16	2,590	—	—

Total	$59	$5	$13	$77	$16,500	$16,577	$16	$16,593	$—	$—

December 31, 2021:
Mortgage loans:
Commercial	$—	$—	$—	$—	$11,434	$11,434	$—	$11,434	$—	$—
Agricultural	1	1	25	27	2,601	2,628	16	2,644	—	—

Total	$1	$1	$25	$27	$14,035	$14,062	$16	$14,078	$—	$—

(1)	Amounts presented at amortized cost basis.

As of December 31, 2022 and 2021, the carrying values of problem mortgage loans that had been classified as non-accrual loans were $14 million and $14 million, respectively. The carrying values of those mortgage loans are presented net of an allowance of $2 million and $2 million, respectively, as of December 31, 2022 and 2021.

Troubled Debt Restructuring

During the years ended December 31, 2022, 2021 and 2020, the Company identified an immaterial amount of TDRs.

Equity Securities

The table below presents a breakdown of unrealized and realized gains and (losses) on equity securities during the years ended December 31, 2022 and 2021.

Unrealized and Realized Gains (Losses) from Equity Securities

	Year Ended December 31,
	2022	2021
	(in millions)
Net investment gains (losses) recognized during the period on securities held at the end of the period	$(109)	$9
Net investment gains (losses) recognized on securities sold during the period	(36)	(2)

Unrealized and realized gains (losses) on equity securities	$(145)	$7

Trading Securities

As of December 31, 2022 and 2021, respectively, the fair value of the Company’s trading securities was $283 million and $379 million. As of December 31, 2022 and 2021, respectively, trading securities included the General Account’s investment in Separate Accounts had carrying values of $38 million and $44 million.

The table below shows a breakdown of net investment income (loss) from trading securities during the years ended December 31, 2022, 2021 and 2020:

Net Investment Income (Loss) from Trading Securities

	Year Ended December 31,
	2022	2021	2020
	(in millions)
Net investment gains (losses) recognized during the period on securities held at the end of the period	$(35)	$(264)	$96
Net investment gains (losses) recognized on securities sold during the period	(6)	206	10

Unrealized and realized gains (losses) on trading securities	(41)	(58)	106
Interest and dividend income from trading securities	13	92	206

Net investment income (loss) from trading securities	$(28)	$34	$312

Net Investment Income (Loss)

The following table breaks out net investment income (loss) by asset category:

	Year Ended December 31,
	2022	2021	2020
	(in millions)

Fixed maturities	$2,478	$2,293	$2,193
Mortgage loans on real estate	586	547	516
Other equity investments	74	525	79
Policy loans	203	209	198
Trading securities	(28)	34	312
Other investment income	57	47	49

Gross investment income (loss)	3,370	3,655	3,347
Investment expenses	(293)	(172)	(139)

Net investment income (loss)	$3,077	$3,483	$3,208

Investment Gains (Losses), Net

Investment gains (losses), net including changes in the valuation allowances and credit losses are as follows:

	Year Ended December 31,
	2022	2021	2020
	(in millions)

Fixed maturities	$(885)	$834	$801
Mortgage loans on real estate	(66)	20	(45)
Other equity investments(1)	—	—	30
Other	(11)	(1)	1

Investment gains (losses), net	$(962)	$853	$787

(1)	Investment gains (losses), net of Other equity investments includes Real Estate Held for production during the years ended December 31, 2021 and December 31, 2020.

For the years ended December 31, 2022, 2021 and 2020, respectively, investment results passed through to certain participating group annuity contracts as interest credited to policyholders’ account balances totaled $1 million, $2 million and $2 million.

4)	DERIVATIVES

The Company uses derivatives as part of its overall asset/liability risk management primarily to reduce exposures to equity market and interest rate risks. Derivative hedging strategies are designed to reduce these risks from an economic perspective and are all executed within the framework of a “Derivative Use Plan” approved by applicable states’ insurance law. Derivatives are generally not accounted for using hedge accounting, with the exception of TIPS and cash flow hedges, which are discussed further below. Operation of these hedging programs is based on models involving numerous estimates and assumptions, including, among others, mortality, lapse, surrender and withdrawal rates, election rates, fund performance, market volatility and interest rates. A wide range of derivative contracts are used in these hedging programs, including exchange traded equity, currency and interest rate futures contracts, total return and/or other equity swaps, interest rate swap and floor contracts, bond and bond-index total return swaps, swaptions, variance swaps and equity options, credit and foreign exchange derivatives, as well as bond and repo transactions to support the hedging. The derivative contracts are collectively managed in an effort to reduce the economic impact of unfavorable changes in guaranteed benefits’ exposures attributable to movements in capital markets. In addition, as part of its hedging strategy, the Company targets an asset level for all variable annuity products at or above a CTE98 level under most economic scenarios (CTE is a statistical measure of tail risk which quantifies the total asset requirement to sustain a loss if an event outside a given probability level has occurred. CTE98 denotes the financial resources a company would need to cover the average of the worst 2% of scenarios.)

Derivatives Utilized to Hedge Exposure to Variable Annuities with Guarantee Features

The Company has issued and continues to offer variable annuity products with GMxB features which are accounted for as market risk benefits. The risk associated with the GMDB feature is that under-performance of the financial markets could result in GMDB benefits, in the event of death, being higher than what accumulated policyholders’ account balances would support. The risk associated with the GMIB feature is that under-performance of the financial markets could result in the present value of GMIB, in the event of annuitization, being higher than what accumulated policyholders’ account balances would support, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. The risk associated with products that have a GMxB feature and are accounted for as market risk benefits is that under-performance of the financial markets could result in the GMxB features benefits being higher than what accumulated policyholders’ account balances would support.

For GMxB features, the Company retains certain risks including basis, credit spread and some volatility risk and risk associated with actual experience versus expected actuarial assumptions for mortality, lapse and surrender, withdrawal and policyholder election rates, among other things. The derivative contracts are managed to correlate with changes in the value of the GMxB features that result from financial markets movements. A portion of exposure to realized equity volatility is hedged using equity options and variance swaps and a portion of exposure to credit risk is hedged using total return swaps on fixed income indices. Additionally, the Company is party to total return swaps for which the reference U.S. Treasury securities are contemporaneously purchased from the market and sold to the swap counterparty. As these transactions result in a transfer of control of the U.S. Treasury securities to the swap counterparty, the Company derecognizes these securities with consequent gain or loss from the sale. The Company has also purchased reinsurance contracts to mitigate the risks associated with GMDB features and the impact of potential market fluctuations on future policyholder elections of GMIB features contained in certain annuity contracts issued by the Company. The reinsurance of these features is accounted for as purchased market risk benefits. In addition, on June 1, 2021, we ceded legacy variable annuity policies sold by Equitable Financial between 2006-2008 (the “Block”), comprised of non-New York “Accumulator” policies containing fixed rate GMIB and/or GMDB guarantees to CS Life. As this contract provides full risk transfer and thus has the same risk attributes as the underlying direct contracts, the benefits of this treaty are accounted for in the same manner as the underlying gross reserves and therefore the Amounts Due from Reinsurers related to the GMIB with NLG are accounted for as purchased market risk benefits.

The Company has in place an economic hedge program using U.S. Treasury futures to partially protect the overall profitability of future variable annuity sales against declining interest rates.

Derivatives Utilized to Hedge Crediting Rate Exposure on SCS, SIO, MSO and IUL Products/Investment Options

The Company hedges crediting rates in the SCS variable annuity, SIO in the EQUI-VEST variable annuity series, MSO in the variable life insurance products and IUL insurance products. These products permit the contract owner to participate in the performance of an index, ETF or commodity price movement up to a cap for a set period of time. They also contain a protection feature, in which the Company will absorb, up to a certain percentage, the loss of value in an index, ETF or commodity price, which varies by product segment.

In order to support the returns associated with these features, the Company enters into derivative contracts whose payouts, in combination with fixed income investments, emulate those of the index, ETF or commodity price, subject to caps and buffers, thereby substantially reducing any exposure to market-related earnings volatility.

Derivatives Used to Hedge Equity Market Risks Associated with the General Account’s Seed Money Investments in Retail Mutual Funds

The Company’s General Account seed money investments in retail mutual funds expose us to market risk, including equity market risk which is partially hedged through equity-index futures contracts to minimize such risk.

Derivatives Used for General Account Investment Portfolio

The Company maintains a strategy in its General Account investment portfolio to replicate the credit exposure of fixed maturity securities otherwise permissible for investment under its investment guidelines through the sale of CDS. Under the terms of these swaps, the Company receives quarterly fixed premiums that, together with any initial amount paid or received at trade inception, replicate the credit spread otherwise currently obtainable by purchasing the referenced entity’s bonds of similar maturity. These credit derivatives generally have remaining terms of five years or less and are recorded at fair value with changes in fair value, including the yield component that emerges from initial amounts paid or received, reported in net derivative gains (losses).

The Company manages its credit exposure taking into consideration both cash and derivatives based positions and selects the reference entities in its replicated credit exposures in a manner consistent with its selection of fixed maturities. In addition, the Company generally transacts the sale of CDS in single name reference entities of investment grade credit quality and with counterparties subject to collateral posting requirements. If there is an event of default by the reference entity or other such credit event as defined under the terms of the swap contract, the Company is obligated to perform under the credit derivative and, at its option, either pay the referenced amount of the contract less an auction-determined recovery amount or pay the referenced amount of the contract and receive in return the defaulted or similar security of the reference entity for recovery by sale at the contract settlement auction. The Company purchased CDS to mitigate its exposure to a reference entity through cash positions. These positions do not replicate credit spreads.

To date, there have been no events of default or circumstances indicative of a deterioration in the credit quality of the named referenced entities to require or suggest that the Company will have to perform under the CDS that it sold. The maximum potential amount of future payments the Company could be required to make under the credit derivatives sold is limited to the par value of the referenced securities which is the dollar or euro-equivalent of the derivative’s notional amount. The Standard North American CDS Contract or Standard European Corporate Contract under which the Company executes these CDS sales transactions does not contain recourse provisions for recovery of amounts paid under the credit derivative.

The Company purchased 30-year TIPS and other sovereign bonds, both inflation-linked and non-inflation linked, as General Account investments and enters into asset or cross-currency basis swaps, to result in payment of the given bond’s coupons and principal at maturity in the bond’s specified currency to the swap counterparty in return for fixed dollar amounts. These swaps, when considered in combination with the bonds, together result in a net position that is intended to replicate a dollar-denominated fixed-coupon cash bond with a yield higher than a term-equivalent U.S. Treasury bond.

Derivatives Utilized to Hedge Exposure to Foreign Currency Denominated Cash Flows

The Company purchases private placement debt securities and issues funding agreements in the FABN program in currencies other than its functional U.S. dollar currency. The Company enters into cross currency swaps with external counterparties to hedge the exposure of the foreign currency denominated cash flows of these instruments. The foreign currency received from or paid to the cross currency swap counterparty is exchanged for fixed U.S. dollar amounts with improved net investment yields or net product costs over equivalent U.S. dollar denominated instruments issued at that time. The transactions are accounted for as cash flow hedges when they are designated in hedging relationships and qualify for hedge accounting.

These cross currency swaps are for the period the foreign currency denominated private placement debt securities and funding agreement are outstanding, with the longest cross currency swap expiring in 2033. Since these cross currency swaps are designated and qualify as cash flow hedges, the corresponding interest accruals are recognized in Net investment income and in Interest credited to policyholders’ account balances.

The tables below present quantitative disclosures about the Company’s derivative instruments designated in hedging relationships and derivative instruments which have not been designated in hedging relationships, including those embedded in other contracts required to be accounted for as derivative instruments.

The following table presents the gross notional amount and estimated fair value of the Company’s derivatives:

Derivative Instruments by Category

	December 31, 2022			December 31, 2021
		Fair Value			Fair Value
	Notional Amount	Derivative Assets	Derivative Liabilities	Notional Amount	Derivative Assets	Derivative Liabilities
	(in millions)
Derivatives: designated for hedge accounting(1)
Cash flow hedges:
Currency swaps	$1,431	$99	$85	$921	$7	$42
Interest swaps	955	—	294	955	—	395

Total: designated for hedge accounting	2,386	99	379	1,876	7	437
Derivatives: not designated for hedge accounting(1)
Equity contracts:
Futures	4,320	—	—	2,213	—	—
Swaps	11,159	38	—	13,310	5	—
Options	39,863	7,549	3,396	48,380	12,015	5,059
Interest rate contracts:
Futures	12,693	—	—	12,455	—	—
Swaps	1,498	—	166	1,876	—	45
Swaptions	—	—	—	—	—	—
Credit contracts:
Credit default swaps	102	—	2	619	2	3
Currency contracts:
Currency swaps	397	4	13	541	1	—
Other freestanding contracts:
Margin	—	193	—	—	102	—
Collateral	—	142	4,469	—	178	6,154

Total: Not designated for hedge accounting	70,032	7,926	8,046	79,394	12,303	11,261

Embedded derivatives:
SCS, SIO, MSO and IUL indexed features(2)	—	—	4,077	—	—	6,641

Total embedded derivatives	—	—	4,077	—	—	6,641

Total derivative instruments	$72,418	$8,025	$12,502	$81,270	$12,310	$18,339

(1)	Reported in other invested assets in the consolidated balance sheets.
(2)	Reported in policyholders’ account balances in the consolidated balance sheets.

The following table presents the effects of derivative instruments on the consolidated statements of income and comprehensive income (loss).

Derivative Instruments by Category

	Year Ended December 31, 2022				Year Ended December 31, 2021			Year Ended December 31, 2020
	Net Derivatives Gain (Losses)(1)(2)	NII(3)	Interest Credited To Policyholders Account Balances	AOCI	Net Derivatives Gain (Losses)(1)(2)	Interest Credited To Policyholders Account Balances	AOCI	Net Derivatives Gain (Losses)(1)(2)	Interest Credited To Policyholders Account Balances	AOCI
	(in millions)
Derivatives: Designated for hedge accounting
Cash flow hedges:
Currency Swaps	$19	$7	$(4)	$24	$(2)	$(45)	$5	$—	$—	$—
Interest Swaps	(86)	—	—	206	(69)	—	(87)	(9)	—	(87)

Total: Designated for hedge accounting	(67)	7	(4)	230	(71)	(45)	(82)	(9)	—	(87)
Derivatives: Not designated for hedge accounting
Equity contracts:
Futures	349	—	—	—	(607)	—	—	(955)	—	—
Swaps	2,626	—	—	—	(3,608)	—	—	(3,353)	—	—
Options	(2,752)	—	—	—	3,883	—	—	1,663	—	—
Interest rate contracts:
Futures	(1,645)	—	—	—	(727)	—	—	1,745	—	—
Swaps	(492)	—	—	—	(2,316)	—	—	2,832	—	—
Swaptions	—	—	—	—	—	—	—	9	—	—
Credit contracts:
Credit default swaps	8	—	—	—	1	—	—	—	—	—
Currency contracts:
Currency swaps	10	—	—	—	3	—	—	(2)	—	—

Total: Not designated for hedge accounting	(1,896)	—	—	—	(3,371)	—	—	1,939	—	—
Embedded Derivatives:
GMIB reinsurance contracts(4)	—	—	—	—	—	—	—	472	—	—
GMxB derivative features liability(4)	—	—	—	—	—	—	—	(2,238)	—	—
SCS, SIO, MSO and IUL indexed features	2,857	—	—	—	(3,760)	—	—	(1,693)	—	—

Total Embedded Derivatives	2,857	—	—	—	(3,760)	—	—	(3,459)	—	—

Total derivatives instruments	$894	$7	$(4)	$230	$(7,202)	$(45)	$(82)	$(1,529)	$—	$(87)

(1)	Reported in net derivative gains (losses) in the consolidated statements of income (loss).
(2)

For the years ended December 31, 2022, 2021 and 2020, investment fees of $16 million, $15 million and $12 million, respectively, are reported in net derivative gains (losses) in the consolidated statements of income (loss).

(3)	Net Investment Income (“NII”).
(4)	GMIB reinsurance contracts and GMxB derivative features liability are not defined as embedded derivatives under the adoption of ASU 2018-12 effective January 1, 2021.

The following table presents a roll-forward of cash flow hedges recognized in AOCI.

Roll-forward of Cash flow hedges in AOCI

	Year Ended December 31,
	2022	2021	2020
	(in millions)
Balance, beginning of period	$(208)	$(126)	$(38)
Amount recorded in AOCI
Currency swaps	29	(35)	—
Interest swaps	102	(183)	(108)

Total amount recorded in AOCI	131	(218)	(108)
Amount reclassified from AOCI to income
Currency swaps(1)	(5)	40	—
Interest swaps(1)	104	96	20
Total amount reclassified from AOCI to income	99	136	20

Balance, end of period(2)	$22	$(208)	$(126)

(1)

Currency swaps reclassified from AOCI to income are reported in net investment income in the consolidated statements of income (loss). Interest swaps reclassified from AOCI to income are reported in net derivative gains (losses) in the consolidated statements of income (loss).

(2)

The Company does not estimate the amount of the deferred losses in AOCI at years ended December 31, 2022, 2021 and 2020 which will be released and reclassified into Net income (loss) over the next 12 months as the amounts cannot be reasonably estimated.

Equity-Based and Treasury Futures Contracts Margin

All outstanding equity-based and treasury futures contracts as of December 31, 2022 and 2021 are exchange-traded and net settled daily in cash. As of December 31, 2022 and 2021, respectively, the Company had open exchange-traded futures positions on: (i) the S&P 500, Nasdaq, Russell 2000 and Emerging Market indices, having initial margin requirements of $222 million and $90 million, (ii) the 2-year, 5-year and 10-year U.S. Treasury Notes on U.S. Treasury bonds and ultra-long bonds, having initial margin requirements of $103 million and $196 million, and (iii) the Euro Stoxx, FTSE 100, Topix, ASX 200 and EAFE indices as well as corresponding currency futures on the Euro/U.S. dollar, Pound/U.S. dollar, Australian dollar/U.S. dollar, and Yen/U.S. dollar, having initial margin requirements of $16 million and $16 million.

Collateral Arrangements

The Company generally has executed a CSA under the ISDA Master Agreement it maintains with each of its OTC derivative counterparties that requires both posting and accepting collateral either in the form of cash or high-quality securities, such as U.S. Treasury securities, U.S. government and government agency securities and investment grade corporate bonds. The Company nets the fair value of all derivative financial instruments with counterparties for which an ISDA Master Agreement and related CSA have been executed. As of December 31, 2022 and 2021, respectively, the Company held $4.5 billion and $6.2 billion in cash and securities collateral delivered by trade counterparties, representing the fair value of the related derivative agreements. The unrestricted cash collateral is reported in other invested assets. The Company posted collateral of $142 million and $178 million as of December 31, 2022 and 2021, respectively, in the normal operation of its collateral arrangements. The Company is exposed to losses in the event of non-performance by counterparties to financial derivative transactions with a positive fair value. The Company manages credit risk by: (i) entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties governed by master netting agreements, as applicable; (ii) trading through central clearing and OTC parties; (iii) obtaining collateral, such as cash and securities, when appropriate; and (iv) setting limits on single party credit exposures which are subject to periodic management review.

Substantially all of the Company’s derivative agreements have zero thresholds which require daily full collateralization by the party in a liability position. In addition, certain of the Company’s derivative agreements contain credit-risk related contingent features; if the credit rating of one of the parties to the derivative agreement is to fall below a certain level, the party with positive fair value could request termination at the then fair value or demand immediate full collateralization from the party whose credit rating fell and is in a net liability position.

As of December 31, 2022 and 2021 there were no net liability derivative positions with counterparties with credit risk-related contingent features whose credit rating has fallen. All derivatives have been appropriately collateralized by the Company or the counterparty in accordance with the terms of the derivative agreements.

The following tables presents information about the Company’s offsetting of financial assets and liabilities and derivative instruments as of December 31, 2022 and 2021:

Offsetting of Financial Assets and Liabilities and Derivative Instruments

	As of December 31, 2022
	Gross Amount Recognized	Gross Amount Offset in the Balance Sheets	Net Amount Presented in the Balance Sheets	Gross Amount not Offset in the Balance Sheets(1)	Net Amount
	(in millions)
Assets:
Derivative assets	$8,024	$6,980	$1,044	$(848)	$196
Other financial assets	1,791	—	1,791	—	1,791

Other invested assets	$9,815	$6,980	$2,835	$(848)	$1,987

Liabilities:
Derivative liabilities	$7,577	$6,980	$597	$—	$597
Other financial liabilities	4,588	—	4,588	—	4,588

Other liabilities	$12,165	$6,980	$5,185	$—	$5,185

(1)	Financial instruments sent (held).

	As of December 31, 2021
	Gross Amount Recognized	Gross Amount Offset in the Balance Sheets	Net Amount Presented in the Balance Sheets	Gross Amount not Offset in the Balance Sheets(1)	Net Amount
	(in millions)
Assets:
Derivative assets	$12,309	$10,724	$1,585	$(961)	$624
Other financial assets	1,325	—	1,325	—	1,325

Other invested assets	$13,634	$10,724	$2,910	$(961)	$1,949

Liabilities:
Derivative liabilities	$10,738	$10,724	$14	$—	$14
Other financial liabilities	3,502	—	3,502	—	3,502

Other liabilities	$14,240	$10,724	$3,516	$—	$3,516

(1)	Financial instruments sent (held).

5)	CLOSED BLOCK

As a result of demutualization, the Company’s Closed Block was established in 1992 for the benefit of certain individual participating policies that were in force on that date. Assets, liabilities and earnings of the Closed Block are specifically identified to support its participating policyholders.

Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of the Company. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of the Company’s General Account, any of its Separate Accounts or any affiliate of the Company without the approval of the NYDFS. Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account.

The excess of Closed Block liabilities over Closed Block assets (adjusted to exclude the impact of related amounts in AOCI) represents the expected maximum future post-tax earnings from the Closed Block that would be recognized in income from continuing operations over the period the policies and contracts in the Closed Block remain in force. As of January 1, 2001, the Company has developed an actuarial calculation of the expected timing of the Closed Block’s earnings.

If the actual cumulative earnings from the Closed Block are greater than the expected cumulative earnings, only the expected earnings will be recognized in net income. Actual cumulative earnings in excess of expected cumulative earnings at any point in time are recorded as a policyholder dividend obligation because they will ultimately be paid to Closed Block policyholders as an additional policyholder dividend unless offset by future performance that is less favorable than originally expected. If a policyholder dividend obligation has been previously established and the actual Closed Block earnings in a subsequent period are less than the expected earnings for that period, the policyholder dividend obligation would be reduced (but not below zero). If, over the period the policies and contracts in the Closed Block remain in force, the actual cumulative earnings of the Closed Block are less than the expected cumulative earnings, only actual earnings would be recognized in income from continuing operations. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside the Closed Block.

Many expenses related to Closed Block operations, including amortization of DAC, are charged to operations outside of the Closed Block; accordingly, net revenues of the Closed Block do not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

Summarized financial information for the Company’s Closed Block is as follows:

	December 31,
	2022	2021
	(in millions)
Closed Block Liabilities:
Future policy benefits, policyholders’ account balances and other	$5,692	$5,930
Policyholder dividend obligation	—	—
Other liabilities	68	53

Total Closed Block liabilities	5,760	5,983

Assets Designated to the Closed Block:
Fixed maturities AFS, at fair value (amortized cost of $3,171 and $3,185) (allowance for credit losses of $0 and $0)	2,948	3,390
Mortgage loans on real estate (net of allowance for credit losses of $4 and $4)	1,645	1,771
Policy loans	569	602
Cash and other invested assets	—	61
Other assets	187	78

Total assets designated to the Closed Block	5,349	5,902

Excess of Closed Block liabilities over assets designated to the Closed Block	411	81
Amounts included in AOCI:
Net unrealized investment gains (losses), net of policyholders’ dividend obligation: $0 and $0; and net of income tax: $47 and $(43)	(177)	172

Maximum future earnings to be recognized from Closed Block assets and liabilities	$234	$253

The Company’s Closed Block revenues and expenses were as follows:

	Year Ended December 31,
	2022	2021	2020
	(in millions)
Revenues:
Premiums and other income	$125	$144	$157
Net investment income (loss)	221	237	251
Investment gains (losses), net	(3)	4	—

Total revenues	343	385	408

Benefits and Other Deductions:
Policyholders’ benefits and dividends	330	375	399
Other operating costs and expenses	2	3	1

Total benefits and other deductions	332	378	400

Net income (loss), before income taxes	11	7	8
Income tax (expense) benefit	3	(3)	(2)

Net income (loss)	$14	$4	$6

A reconciliation of the Company’s policyholder dividend obligation follows:

	Year Ended December 31,
	2022	2021	2020
	(in millions)
Beginning balance	$—	$160	$2
Unrealized investment gains (losses)	—	(160)	158

Ending balance	$—	$—	$160

6)	DAC AND OTHER DEFERRED ASSETS/LIABILITIES

Changes in the DAC asset for the years ended December 31, 2022, and 2021 were as follows:

	Term	UL	VUL	IUL	GMxB Core	EI	IE	SCS	GMxB Legacy	EG	Momentum	CB(1)	Total
	(in millions)
Balance beginning of the year	$385	$14	$50	$—	$1,639	$156	$121	$1,070	$209	$678	$94	$138	$4,554
Capitalization	18	7	67	—	82	12	39	365	27	74	14	—	705
Amortization(2)	(41)	(1)	(5)	—	(136)	(12)	(13)	(169)	(23)	(41)	(19)	(11)	(471)

Balance, December 31, 2022	$362	$20	$112	$—	$1,585	$156	$147	$1,266	$213	$711	$89	$127	$4,788

(1)	CB” defined as Closed Block
(2)	DAC amortization of $2 million related to Other not reflected in table above.

	Term	UL	VUL	IUL	GMxB Core	EI	IE	SCS	GMxB Legacy	EG	Momentum	CB(1)	Total
	(in millions)
Balance beginning of the year	$403	$5	$6	$—	$1,646	$154	$94	$855	$200	$634	$101	$150	$4,248
Capitalization	26	10	46	—	127	15	38	350	30	85	16	—	743
Amortization(2)	(44)	(1)	(2)	—	(134)	(13)	(11)	(135)	(21)	(41)	(23)	(12)	(437)

Balance, December 31, 2021	$385	$14	$50	$—	$1,639	$156	$121	$1,070	$209	$678	$94	$138	$4,554

(1)	CB” defined as Closed Block
(2)	DAC amortization of $2 million related to Other not reflected in table above.

Prior to the Company’s adoption of ASU 2018-12 effective January 1, 2021, changes in the DAC asset for the year ended 2020 were as follows:

Year Ended December 31,
2020
(in millions)
Balance, beginning of year	$4,225
Capitalization of commissions, sales and issue expenses	564
Amortization:
Impact of assumptions updates and model changes	(866)
All other	(467)

Total amortization	(1,333)
Change in unrealized investment gains and losses	360

Balance, end of year	$3,816

Changes in the Sales Inducement Assets for the years ended December 31, 2022 and 2021 were as follows:

	December 31, 2022		December 31, 2021
	GMxB Core	GMxB Legacy	GMxB Core	GMxB Legacy
	(in millions)
Balance beginning of the year	$147	$222	$158	$246
Capitalization	2	—	2	—
Amortization	(12)	(22)	(13)	(24)

Balance, end of the year	$137	$200	$147	$222

Changes in the Unearned Revenue Liability for the years ended December 31, 2022 and 2021 were as follows:

	December 31, 2022			December 31, 2021
	UL	VUL	IUL	UL	VUL	IUL
	(in millions)
Balance beginning of the year	$80	$501	$—	$60	$481	$—
Capitalization	21	56	—	25	53	—
Amortization	(6)	(32)	—	(5)	(33)	—

Balance, end of the year	$95	$525	$—	$80	$501	$—

Prior to the Company’s adoption of ASU 2018-12 effective January 1, 2021, changes in the Sales Inducement Assets asset for the year ended 2020 were as follows:

Year Ended December 31,
2020
(in millions)
Balance, beginning of year	$431
Amortization charged to income	(26)

Balance, end of year	$405

The following table presents a reconciliation of DAC to the consolidated balance sheet as of December 31, 2022 and 2021.

	Years Ended December 31,
	2022	2021
	(in millions)
Term	$362	$385
UL	20	14
VUL	112	50
IUL	—	—
GMxB Core	1,585	1,639
EQUI-VEST Individual	156	156
Investment Edge	147	121
SCS	1,266	1,070
EQUI-VEST Group	711	678
Momentum	89	94
Closed Block	127	138
Legacy Accumulator	213	209
Other	26	31

Total	$4,814	$4,585

Annually, or as circumstances warrant, we will review the associated decrements assumptions. (i.e. mortality and lapse) based on our multi-year average of companies experience with actuarial judgements to reflect other observable industry trends. In addition to DAC, the Unearned Revenue Liability and Sales Inducement Asset (“SIA”) use similar techniques and quarterly update processes for balance amortization.

During the third quarter of 2022 and 2021, we completed our annual assumption update and the impact to the current period amortization of DAC and DAC like balances due to the new assumptions is immaterial. There were as no other material changes to the inputs, judgements or calculation processes used in the DAC calculation this period or year.

7)	FAIR VALUE DISCLOSURES

U.S. GAAP establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

Level 1	Unadjusted quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2	Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.

Level 3	Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity’s own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

The Company uses unadjusted quoted market prices to measure fair value for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are measured using present value or other valuation techniques. The fair value determinations are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such adjustments do not reflect any premium or discount that could result from offering for sale at one time the Company’s entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value cannot be substantiated by direct comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

Management is responsible for the determination of the value of investments carried at fair value and the supporting methodologies and assumptions. Under the terms of various service agreements, the Company often utilizes independent valuation service providers to gather, analyze, and interpret market information and derive fair values based upon relevant methodologies and assumptions for individual securities. These independent valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of widely accepted valuation models, provide a single fair value measurement for individual securities for which a fair value has been requested. As further described below with respect to specific asset classes, these inputs include, but are not limited to, market prices for recent trades and transactions in comparable securities, benchmark yields, interest rate yield curves, credit spreads, quoted prices for similar securities, and other market-observable information, as applicable. Specific attributes of the security being valued also are considered, including its term, interest rate, credit rating, industry sector, and when applicable, collateral quality and other security- or issuer-specific information. When insufficient market observable information is available upon which to measure fair value, the Company either will request brokers knowledgeable about these securities to provide a non-binding quote or will employ internal valuation models. Fair values received from independent valuation service providers and brokers and those internally modeled or otherwise estimated are assessed for reasonableness.

Assets and Liabilities Measured at Fair Value on a Nonrecurring Basis

Fair value measurements are required on a non-recurring basis for certain assets only when an impairment or other events occur. As of December 31, 2022 and 2021, no assets or liabilities were required to be measured at fair value on a non-recurring basis.

Assets and Liabilities Measured at Fair Value on a Recurring Basis

Assets and liabilities measured at fair value on a recurring basis are summarized below.

Fair Value Measurements as of December 31, 2022

	Level 1	Level 2	Level 3	Total
	(in millions)
Assets:
Investments:
Fixed maturities, AFS:
Corporate(1)	$—	$37,360	$2,103	$39,463
U.S. Treasury, government and agency	—	5,738	—	5,738
States and political subdivisions	—	442	29	471
Foreign governments	—	836	—	836
Residential mortgage-backed(2)	—	777	—	777
Asset-backed(3)	—	8,449	—	8,449
Commercial mortgage-backed	—	3,138	32	3,170
Redeemable preferred stock	—	43	—	43

Total fixed maturities, AFS	—	56,783	2,164	58,947
Other equity investments	137	478	12	627
Trading securities	160	123	—	283
Other invested assets:
Short-term investments	—	485	—	485
Assets of consolidated VIEs/VOEs	—	—	5	5
Swaps	—	(416)	—	(416)
Credit default swaps	—	(2)	—	(2)
Options	—	4,153	—	4,153

Total other invested assets	—	4,220	5	4,225
Cash equivalents	397	258	—	655
Purchased market risk benefits	—	—	10,490	10,490
Assets for market risk benefits	—	—	478	478
Separate Accounts assets(4)	108,378	2,429	1	110,808

Total Assets	$109,072	$64,291	$13,150	$186,513

	Level 1	Level 2	Level 3	Total
	(in millions)

Liabilities:
SCS, SIO, MSO and IUL indexed features’ liability	$—	$4,077	$—	$4,077
Liabilities for market risk benefits	—	—	15,751	15,751

Total Liabilities	$—	$4,077	$15,751	$19,828

(1)	Corporate fixed maturities includes both public and private issues.
(2)	Includes publicly traded agency pass-through securities and collateralized obligations.
(3)	Includes credit-tranched securities collateralized by sub-prime mortgages, credit risk transfer securities and other asset types.
(4)

Separate Accounts assets included in the fair value hierarchy exclude investments in entities that calculate NAV per share (or its equivalent) as a practical expedient. Such investments excluded from the fair value hierarchy include investments in real estate. As of December 31, 2022 the fair value of such investments was $456 million.

Fair Value Measurements as of December 31, 2021

	Level 1	Level 2	Level 3	Total
	(in millions)
Assets:
Investments:
Fixed maturities, AFS:
Corporate(1)	$—	$46,231	$1,493	$47,724
U.S. Treasury, government and agency	—	15,214	—	15,214
States and political subdivisions	—	562	35	597
Foreign governments	—	1,152	—	1,152
Residential mortgage-backed(2)	—	90	—	90
Asset-backed(3)	—	5,897	8	5,905
Commercial mortgage-backed	—	2,321	20	2,341
Redeemable preferred stock	—	53	—	53

Total fixed maturities, AFS	—	71,520	1,556	73,076
Other equity investments	243	434	5	682
Trading securities	193	186	—	379
Other invested assets:
Short-term investments	—	—	—	—
Assets of consolidated VIEs/VOEs	—	—	8	8
Swaps	—	(469)	—	(469)
Credit default swaps	—	(1)	—	(1)
Options	—	6,956	—	6,956

Total other invested assets	—	6,486	8	6,494
Cash equivalents	1,109	273	—	1,382
Purchased market risk benefits	—	—	14,293	14,293
Assets for market risk benefits	—	—	317	317
Separate Accounts assets(4)	140,740	2,565	1	143,306

Total Assets	$142,285	$81,464	$16,180	$239,929

Liabilities:
SCS, SIO, MSO and IUL indexed features’ liability	—	6,641	—	6,641
Liabilities for market risk benefits	—	—	21,672	21,672

Total Liabilities	$—	$6,641	$21,672	$28,313

(1)	Corporate fixed maturities includes both public and private issues.
(2)	Includes publicly traded agency pass-through securities and collateralized obligations.
(3)	Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.
(4)

Separate Accounts assets included in the fair value hierarchy exclude investments in entities that calculate NAV per share (or its equivalent) as a practical expedient. Such investments excluded from the fair value hierarchy include investments in real estate and commercial mortgages. As of December 31, 2021 the fair value of such investments was $404 million.

Public Fixed Maturities

The fair values of the Company’s public fixed maturities are generally based on prices obtained from independent valuation service providers and for which the Company maintains a vendor hierarchy by asset type based on historical pricing experience and vendor expertise. Although each security generally is priced by multiple independent valuation service providers, the Company ultimately uses the price received from the independent valuation service provider highest in the vendor hierarchy based on the respective asset type, with limited exception. To validate reasonableness, prices also are internally reviewed by those with relevant expertise through comparison with directly observed recent market trades. Consistent with the fair value hierarchy, public fixed maturities validated in this manner generally are reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs.

Private Fixed Maturities

The fair values of the Company’s private fixed maturities are determined from prices obtained from independent valuation service providers. Prices not obtained from an independent valuation service provider are determined by using a discounted cash flow model or a market comparable company valuation technique. In certain cases, these models use observable inputs with a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions, taking into account, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Generally, these securities have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model or a market comparable company valuation technique may also incorporate unobservable inputs, which reflect the Company’s own assumptions about the inputs market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the fair value measurement of a security, a Level 3 classification generally is made.

Freestanding Derivative Positions

The net fair value of the Company’s freestanding derivative positions as disclosed in Note 4 of the Notes to these Consolidated Financial Statements are generally based on prices obtained either from independent valuation service providers or derived by applying market inputs from recognized vendors into industry standard pricing models. The majority of these derivative contracts are traded in the OTC derivative market and are classified in Level 2. The fair values of derivative assets and liabilities traded in the OTC market are determined using quantitative models that require use of the contractual terms of the derivative instruments and multiple market inputs, including interest rates, prices, and indices to generate continuous yield or pricing curves, including overnight index swap curves, and volatility factors, which then are applied to value the positions. The predominance of market inputs is actively quoted and can be validated through external sources or reliably interpolated if less observable.

Level Classifications of the Company’s Financial Instruments

Financial Instruments Classified as Level 1

Investments classified as Level 1 primarily include redeemable preferred stock, trading securities, cash equivalents and Separate Accounts assets. Fair value measurements classified as Level 1 include exchange-traded prices of fixed maturities, equity securities and derivative contracts, and net asset values for transacting subscriptions and redemptions of mutual fund shares held by Separate Accounts. Cash equivalents classified as Level 1 include money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less and are carried at cost as a proxy for fair value measurement due to their short-term nature.

Financial Instruments Classified as Level 2

Investments classified as Level 2 are measured at fair value on a recurring basis and primarily include U.S. government and agency securities and certain corporate debt securities, such as public and private fixed maturities. As market quotes generally are not readily available or accessible for these securities, their fair value measures are determined utilizing relevant information generated by market transactions involving comparable securities and often are based on model pricing techniques that effectively discount prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security’s duration, also taking into consideration issuer-specific credit quality and liquidity.

Observable inputs generally used to measure the fair value of securities classified as Level 2 include benchmark yields, reported secondary trades, issuer spreads, benchmark securities and other reference data. Additional observable inputs are used when available, and as may be appropriate, for certain security types, such as prepayment, default, and collateral information for the purpose of measuring the fair value of mortgage- and asset-backed securities. The Company’s AAA-rated mortgage- and asset-backed securities are classified as Level 2 for which the observability of market inputs to their pricing models is supported by sufficient, albeit more recently contracted, market activity in these sectors.

Certain Company products, such as the SCS, EQUI-VEST variable annuity products, IUL and the MSO fund available in some life contracts offer investment options which permit the contract owner to participate in the performance of an index, ETF or commodity price. These investment options, which depending on the product and on the index selected can currently have one, three, five or six year terms, provide for participation in the performance of specified indices, ETF or commodity price movement up to a segment-specific declared maximum rate. Under certain conditions that vary by product, e.g., holding these segments for the full term, these segments also shield policyholders from some or all negative investment performance associated with these indices, ETF or commodity prices. These investment options have defined formulaic liability amounts, and the current values of the option component of these segment reserves are classified as Level 2 embedded derivatives. The fair values of these embedded derivatives are based on data obtained from independent valuation service providers.

Financial Instruments Classified as Level 3

The Company’s investments classified as Level 3 primarily include corporate debt securities, such as private fixed maturities and asset-backed securities. Determinations to classify fair value measures within Level 3 of the valuation hierarchy generally are based upon the significance of the unobservable factors to the overall fair value measurement. Included in the Level 3 classification are fixed maturities with indicative pricing obtained from brokers that otherwise could not be corroborated to market observable data.

The Company has certain variable annuity contracts with GMDB, GMIB, GIB and GWBL and other features in-force that guarantee one of the following:

•	Return of Premium: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals);

•	Ratchet: the benefit is the greatest of current account value, premiums paid (adjusted for withdrawals), or the highest account value on any anniversary up to contractually specified ages (adjusted for withdrawals);

•	Roll-Up: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals) accumulated at contractually specified interest rates up to specified ages;

•	Combo: the benefit is the greater of the ratchet benefit or the roll-up benefit, which may include either a five year or an annual reset; or

•	Withdrawal: the withdrawal is guaranteed up to a maximum amount per year for life.

The Company also issues certain benefits on its variable annuity products that are accounted for as market risk benefits carried at fair value and are also considered Level 3 for fair value leveling.

The GMIBNLG feature allows the policyholder to receive guaranteed minimum lifetime annuity payments based on predetermined annuity purchase rates applied to the contract’s benefit base if and when the contract account value is depleted and the NLG feature is activated. The optional GMIB feature allows the policyholder to receive guaranteed minimum lifetime annuity payments based on predetermined annuity purchase rates.

The GMWB feature allows the policyholder to withdraw at minimum, over the life of the contract, an amount based on the contract’s benefit base. The GWBL feature allows the policyholder to withdraw, each year for the life of the contract, a specified annual percentage of an amount based on the contract’s benefit base. The GMAB feature increases the contract account value at the end of a specified period to a GMAB base. The GIB feature provides a lifetime annuity based on predetermined annuity purchase rates if and when the contract account value is depleted. This lifetime annuity is based on predetermined annuity purchase rates applied to a GIB base. The GMDB feature guarantees that the benefit paid upon death will not be less than a guaranteed benefit base. If the contract’s account value is less than the benefit base at the time a death claim is paid, the amount payable will be equal to the benefit base.

The market risk benefits fair value will be equal to the present value of benefits less the present value of ascribed fees. Considerable judgment is utilized by management in determining the assumptions used in determining present value of benefits and ascribed fees related to lapse rates, withdrawal rates, utilization rates, non-performance risk, volatility rates, annuitization rates and mortality (collectively, the significant MRB assumptions).

Purchased MRB assets, which are accounted for as market risk benefits carried at fair value are also considered Level 3 for fair value leveling. The Purchased MRB asset fair value reflects the present value of reinsurance premiums, net of recoveries, adjusted for risk margins and nonperformance risk over a range of market consistent economic scenarios while the MRB asset and liability reflects the present value of expected future payments (benefits) less fees, adjusted for risk margins and nonperformance risk, attributable to the MRB liability over a range of market-consistent economic scenarios.

The valuations of the Purchased MRB assets incorporate significant non-observable assumptions related to policyholder behavior, risk margins and projections of equity Separate Accounts funds. The credit risks of the counterparty and of the Company are considered in determining the fair values of its Purchased MRB asset after taking into account the effects of collateral arrangements. Incremental adjustment to the risk free curve for counterparty non-performance risk is made to the fair values of the Purchased MRB assets. Risk margins were applied to the non-capital markets inputs to the Purchased MRB valuations.

After giving consideration to collateral arrangements, the Company reduced the fair value of its Purchased MRB asset by $1.1 billion and $1.6 billion as of December 31, 2022 and December 31, 2021, respectively, to recognize incremental counterparty non-performance risk.

The Company’s consolidated VIEs/VOEs hold investments that are classified as Level 3, primarily corporate bonds that are vendor priced with no ratings available, bank loans, non-agency collateralized mortgage obligations and asset-backed securities.

Transfers of Financial Instruments Between Levels 2 and 3

During the year ended December 31, 2022, fixed maturities with fair values of $121 million were transferred out of Level 3 and into Level 2 principally due to the availability of trading activity and/or market observable inputs to measure and validate their fair values. In addition, fixed maturities with fair value of $168 million were transferred from Level 2 into the Level 3 classification. These transfers in the aggregate represent approximately 26.9% of total equity as of December 31, 2022.

During the year ended December 31, 2021, fixed maturities with fair values of $713 million were transferred out of Level 3 and into Level 2 principally due to the availability of trading activity and/or market observable inputs to measure and validate their fair values. In addition, fixed maturities with fair value of $27 million were transferred from Level 2 into the Level 3 classification. These transfers in the aggregate represent approximately 9.9% of total equity as of December 31, 2021.

The tables below present reconciliations for all Level 3 assets and liabilities and changes in unrealized gains (losses) for the years ended December 31, 2022, 2021 and 2020, respectively. Not included below are the changes in balances related to market risk benefits and purchased market risk level 3 assets and liabilities, which are included in Note 9 of the Notes to these Consolidated Financial Statements.

	Corporate	State and Political Subdivisions	CMBS	Asset- backed
	(in millions)
Balance, January 1, 2022	$1,493	$35	$20	$8
Total gains and (losses), realized and unrealized, included in:
Net income (loss) as:
Net investment income (loss)	5	—	—	—
Investment gains (losses), net	(5)	—	—	—

Subtotal	—	—	—	—
Other comprehensive income (loss)	(157)	(5)	(2)	—
Purchases	1,093	—	14	—
Sales	(379)	(1)	—	(2)
Activity related to consolidated VIEs/VOEs	—	—	—	—
Transfers into Level 3(1)	168	—	—	—
Transfers out of Level 3(1)	(115)	—	—	(6)

Balance, December 31, 2022	$2,103	$29	$32	$—

Change in unrealized gains or losses for the period included in earnings for instruments held at the end of the reporting period(2)	$—	$—	$—	$—

Change in unrealized gains or losses for the period included in other comprehensive income for instruments held at the end of the reporting period(2)	$(154)	$(5)	$(2)	$—

Balance, January 1, 2021	$1,687	$39	$—	$20
Total gains and (losses), realized and unrealized, included in:
Net income (loss) as:
Net investment income (loss)	5	—	—	—
Investment gains (losses), net	(16)	—	—	—

Subtotal	(11)	—	—	—
Other comprehensive income (loss)	34	(2)	—	—
Purchases	937	—	20	6
Sales	(468)	(2)	—	(18)
Activity related to consolidated VIEs/VOEs	—	—	—	—
Transfers into Level 3(1)	27	—	—	—
Transfers out of Level 3(1)	(713)	—	—	—

Balance, December 31, 2021	$1,493	$35	$20	$8

Change in unrealized gains or losses for the period included in earnings for instruments held at the end of the reporting period(2)	$—	$—	$—	$—

Change in unrealized gains or losses for the period included in other comprehensive income for instruments held at the end of the reporting period(2)	$28	$(2)	$—	$—

	Corporate	State and Political Subdivisions	CMBS	Asset- backed
	(in millions)
Balance, January 1, 2020	$1,246	$39	$—	$100
Total gains and (losses), realized and unrealized, included in:
Net income (loss) as:
Net investment income (loss)	4	—	—	—
Investment gains (losses), net	(16)	—	—	—

Subtotal	(12)	—	—	—
Other comprehensive income (loss)	(17)	2	—	—
Purchases	513	—	—	20
Sales	(224)	(2)	—	—
Transfers into Level 3(1)	184	—	—	—
Transfers out of Level 3(1)	(3)	—	—	(100)

Balance, December 31, 2020	$1,687	$39	$—	$20

Change in unrealized gains or losses for the period included in earnings for instruments held at the end of the reporting period(2)	$—	$—	$—	$—

Change in unrealized gains or losses for the period included in other comprehensive income for instruments held at the end of the reporting period(2)	$(18)	$2	$—	$—

(1)	Transfers into/out of the Level 3 classification are reflected at beginning-of-period fair values.
(2)

For instruments held as of December 31, 2022 and 2021, amounts are included in net investment income or net derivative gains (losses) in the consolidated statements of income (loss) or unrealized gains (losses) on investments in the consolidated statements of comprehensive income.

	Other Equity Investments(3)	Separate Accounts Assets
	(in millions)
Balance, January 1, 2022	$13	$1
Realized and unrealized gains (losses), included in Net income (loss) as:
Investment gains (losses), reported in net investment income	(1)	—
Net derivative gains (losses)	—	—

Total realized and unrealized gains (losses)	(1)	—
Other comprehensive income (loss)	—	—
Purchases	8	—
Sales	—	—
Other	—	—
Activity related to consolidated VIEs/VOEs	(3)	—
Transfers into Level 3(1)	—	—
Transfers out of Level 3(1)	—	—

Balance, December 31, 2022	$17	$1

Change in unrealized gains or losses for the period included in earnings for instruments held at the end of the reporting period(2)	$(1)	$—

Change in unrealized gains or losses for the period included in other comprehensive income for instruments held at the end of the reporting period(2)	$—	$—

	Other Equity Investments(3)	Separate Accounts Assets
	(in millions)
Balance, January 1, 2021	$15	$1
Realized and unrealized gains (losses), included in Net income (loss) as:
Investment gains (losses), reported in net investment income	2	—
Net derivative gains (losses)	—	—

Total realized and unrealized gains (losses)	2	—
Other comprehensive income (loss)	—	—
Purchases	1	1
Sales	(1)	—
Change in estimate	—	—
Activity related to consolidated VIEs/VOEs	(4)	—
Transfers into Level 3(1)	—	—
Transfers out of Level 3(1)	—	(1)

Balance, December 31, 2021	$13	$1

Change in unrealized gains or losses for the period included in earnings for instruments held at the end of the reporting period(2)	$2	$—

Change in unrealized gains or losses for the period included in other comprehensive income for instruments held at the end of the reporting period(2)	$—	$—

Balance, January 1, 2020	$16	$—
Realized and unrealized gains (losses), included in Net income (loss) as:
Investment gains (losses), reported in net investment income	—	—
Net derivative gains (losses)	—	—

Total realized and unrealized gains (losses)	—	—
Other comprehensive income (loss)	—	—
Purchases	3	1
Sales	—	—
Settlements
Other	—	—
Activity related to consolidated VIEs/VOEs	(4)	—
Transfers into Level 3(1)	—	—
Transfers out of Level 3(1)	—	—

Balance, December 31, 2020	$15	$1

Change in unrealized gains or losses for the period included in earnings for instruments held at the end of the reporting period(2)	$—	$—

Change in unrealized gains or losses for the period included in other comprehensive income for instruments held at the end of the reporting period(2)	$—	$—

(1)	Transfers into/out of the Level 3 classification are reflected at beginning-of-period fair values.
(2)

For instruments held as of December 31, 2022 and 2021, amounts are included in net investment income or net derivative gains (losses) in the consolidated statements of income (loss) or unrealized gains (losses) on investments in the consolidated statements of comprehensive income.

(3)	Other Equity Investments include other invested assets.

Quantitative and Qualitative Information about Level 3 Fair Value Measurements

The following tables disclose quantitative information about Level 3 fair value measurements by category for assets and liabilities as of December 31, 2022 and 2021, respectively.

Quantitative Information about Level 3 Fair Value Measurements as of December 31, 2022

	Fair Value	Valuation Technique	Significant Unobservable Input	Range	Weighted Average(2)
	(Dollars in millions)
Assets:
Investments:
Fixed maturities, AFS:
Corporate	$413	Matrix pricing model	Spread over Benchmark	20 bps - 797 bps	204 bps

	1,029	Market comparable companies	EBITDA multiples Discount Rate Cash flow Multiples Loan to Value	5.3x - 35.8x 9.0% - 45.7% 0.0x - 10.3x 0.0% - 40.4%	13.6x 11.9% 6.1x 12.0%

Other equity investments	4	Market comparable companies	Revenue multiple	0.5x - 10.8x	2.4x

Purchased MRB asset(1)(2)(4)	10,490	Discounted cash flow	Lapse rates Withdrawal rates GMIB utilization rates Non-performance risk Volatility rates - Equity Mortality: Ages 0-40 Ages 41-60 Ages 61-115	0.26% - 26.23% 0.06% - 10.93% 0.04% - 66.66% 54 bps - 124 bps 14% - 32% 0.01% - 0.17% 0.06% - 0.52% 0.32% - 40.00%	1.58% 0.69% 7.39% 69 bps 24% 2.87% (same for all ages) (same for all ages)

Liabilities:
Direct MRB(1)(2)(3)(4)	$15,273	Discounted cash flow	Non-performance risk Lapse rates Withdrawal rates Annuitization rates Mortality : Ages 0-40 Ages 41-60 Ages 61-115	157 bps 0.26% - 35.42% 0.00% - 10.93% 0.04% - 100.00% 0.01% - 0.17% 0.06% - 0.52% 0.32% - 40.00%	157 bps 2.97% 0.68% 5.50% 2.41% (same for all ages) (same for all ages)

(1)

Mortality rates vary by age and demographic characteristic such as gender. Mortality rate assumptions are based on a combination of company and industry experience. A mortality improvement assumption is also applied. For any given contract, mortality rates vary throughout the period over which cash flows are projected for purposes of valuating the embedded derivatives.

(2)

For lapses, withdrawals, and utilizations the rates were weighted by counts, for mortality weighted average rates are shown for all ages combined and for withdrawals the weighted averages were based on an estimated split of partial withdrawal and dollar-for-dollar withdrawals.

(3)	MRB liabilities are shown net of MRB assets. Net amount is made up of $15.8 billion of MRB liabilities and $478 million of MRB assets.
(4)	Includes Legacy and Core products.

Quantitative Information about Level 3 Fair Value Measurements as of December 31, 2021

	Fair Value	Valuation Technique	Significant Unobservable Input	Range	Weighted Average(2)
	(Dollars in millions)
Assets:
Investments:
Fixed maturities, AFS:
Corporate	$ 248	Matrix pricing model	Spread over benchmark	20 - 270 bps	146 bps

	888	Market comparable companies	EBITDA multiples Discount rate Cash flow multiples Loan to Value	4.9x - 62.3x 6.2% - 21.5% 0.5x - 10.0x 3.1% - 63.4%	13.0x 9.1% 5.5x 30.8%

Other equity investments	4	Market comparable companies	Revenue multiple	7.8x - 10.3x	9.5x

Purchased MRB asset(1)(2)(4)	14,293	Discounted cash flow	Lapse rates Withdrawal rates GMIB utilization rates Non-performance risk Volatility rates - Equity Mortality: Ages 0-40 Ages 41-60 Ages 61-115	0.26% - 26.85% 0.19% - 8.34% 0.04% - 66.14% 50 bps - 93 bps 11% - 31% 0.01% - 0.17% 0.06% - 0.53% 0.31% - 40.00%	1.30% 1.20% 6.92% 67 bps 24% 2.59% (same for all ages) (same for all ages)

Liabilities:
Direct MRB(1)(2)(3)(4)	$21,355	Discounted cash flow	Non-performance risk Lapse rates Withdrawal rates Annuitization rates Mortality: Ages 0-40 Ages 41-60 Ages 61-115	111 bps 0.26% - 26.85% 0.00% - 8.34% 0.04% - 100.00% 0.01% - 0.17% 0.06% - 0.53% 0.31% - 40.00%	111 bps 1.68% 1.01% 6.40% 2.82% (same for all ages) (same for all ages)

(1)

Mortality rates vary by age and demographic characteristic such as gender and benefits elected with the policy. Mortality rate assumptions are based on a combination of company and industry experience. A mortality improvement assumption is also applied. For any given contract, mortality rates vary throughout the period over which cash flows are projected for purposes of valuating the embedded derivatives.

(2)

Lapses and pro-rata withdrawal rates were developed as a function of the policy account value. Dollar for dollar withdrawal rates were developed as a function of the dollar for dollar threshold, the dollar for dollar limit. GMIB utilization rates were developed as a function of the GMIB benefit base.

(3)	MRB liabilities are shown net of MRB assets. Net amount is made up of $21.7 billion of MRB liabilities and $317 million of MRB assets.
(4)	Includes Legacy and Core products.

Level 3 Financial Instruments for which Quantitative Inputs are Not Available

Certain Privately Placed Debt Securities with Limited Trading Activity

Excluded from the tables above as of December 31, 2022 and 2021, respectively, are approximately $736 million and $430 million of Level 3 fair value measurements of investments for which the underlying quantitative inputs are not developed by the Company and are not readily available. These investments primarily consist of certain privately placed debt securities with limited trading activity, including residential mortgage- and asset-backed instruments, and their fair values generally reflect unadjusted prices obtained from independent valuation service providers and indicative, non-binding quotes obtained from third-party broker-dealers recognized as market participants. Significant increases or decreases in the fair value amounts received from these pricing sources may result in the Company’s reporting significantly higher or lower fair value measurements for these Level 3 investments.

•	The fair value of private placement securities is determined by application of a matrix pricing model or a market comparable company value technique. The significant unobservable input to the matrix pricing model valuation technique is the spread over the industry-specific benchmark yield curve. Generally, an increase or decrease in spreads would lead to directionally inverse movement in the fair value measurements of these securities. The significant unobservable input to the market comparable company valuation technique is the discount rate. Generally, a significant increase (decrease) in the discount rate would result in significantly lower (higher) fair value measurements of these securities.

•	Residential mortgage-backed securities classified as Level 3 primarily consist of non-agency paper with low trading activity. Included in the tables above as of December 31, 2022 and 2021, there were no Level 3 securities that were determined by application of a matrix pricing model and for which the spread over the U.S. Treasury curve is the most significant unobservable input to the pricing result. Generally, a change in spreads would lead to directionally inverse movement in the fair value measurements of these securities.

•	Asset-backed securities classified as Level 3 primarily consist of non-agency mortgage loan trust certificates, including subprime and Alt-A paper, credit risk transfer securities, and equipment financings. Included in the tables above as of December 31, 2022 and 2021, there were no securities that were determined by the application of matrix-pricing for which the spread over the U.S. Treasury curve is the most significant unobservable input to the pricing result. Significant increases (decreases) in spreads would have resulted in significantly lower (higher) fair value measurements.

Market Risk Benefits

Significant unobservable inputs with respect to the fair value measurement of the Purchased MRB assets and the MRB liabilities identified in the table above are developed using Company data. Future Policyholder behavior is an unobservable market assumption and as such all aspects of policy holder behavior are derived based on recent historical experience. These policyholder behaviors include lapses, pro-rata withdrawals, dollar for dollar withdrawals, GMIB utilization, deferred mortality and payout phase mortality. Many of these policyholder behaviors have dynamic adjustment factors based on the relative value of the rider as compared to the account value in different economic environments. This applies to all variable annuity related products; products with GMxB riders including but not limited to GMIB, GMDB, GWL.

Lapse rates are adjusted at the contract level based on a comparison of the value of the GMxB rider. and the current policyholder account value, which include other factors such as considering surrender charges. Generally, lapse rates are assumed to be lower in periods when a surrender charge applies. A dynamic lapse function reduces the base lapse rate when the guaranteed amount is greater than the account value as in-the-money contracts are less likely to lapse. For valuing Purchased MRB assets and MRB liabilities, lapse rates vary throughout the period over which cash flows are projected.

Carrying Value of Financial Instruments Not Otherwise Disclosed in Note 3 and Note 4 of the Notes to these Consolidated Financial Statements

The carrying values and fair values as of December 31, 2022 and 2021 for financial instruments not otherwise disclosed in Note 3 and Note 4 of the Notes to these Consolidated Financial Statements are presented in the table below:

Carrying Values and Fair Values for Financial Instruments Not Otherwise Disclosed

	Carrying Value	Fair Value
		Level 1	Level 2	Level 3	Total
	(in millions)
December 31, 2022:
Mortgage loans on real estate	$16,464	$—	$—	$14,675	$14,675
Policy loans	$3,563	$—	$—	$3,850	$3,850
Loans to affiliates	$1,900	$—	$1,755	$—	$1,755
Policyholders’ liabilities: Investment contracts	$1,801	$—	$—	$1,645	$1,645
FHLB funding agreements	$8,505	$—	$8,390	$—	$8,390
FABN funding agreements	$7,095	$—	$6,384	$—	$6,384
Separate Accounts liabilities	$10,236	$—	$—	$10,236	$10,236

	Carrying Value	Fair Value
		Level 1	Level 2	Level 3	Total
	(in millions)

December 31, 2021:
Mortgage loans on real estate	$14,016	$—	$—	$14,291	$14,291
Policy loans	$3,540	$—	$—	$4,512	$4,512
Loans to affiliates	$1,900	$—	$1,974	$—	$1,974
Policyholders’ liabilities: Investment contracts	$1,916	$—	$—	$1,980	$1,980
FHLB funding agreements	$6,647	$—	$6,679	$—	$6,679
FABN funding agreements	$6,689	$—	$6,626	$—	$6,626
Separate Accounts liabilities	$11,620	$—	$—	$11,620	$11,620

Mortgage Loans on Real Estate

Fair values for commercial and agricultural mortgage loans on real estate are measured by discounting future contractual cash flows to be received on the mortgage loan using interest rates at which loans with similar characteristics and credit quality would be made. The discount rate is derived based on the appropriate U.S. Treasury rate with a like term to the remaining term of the loan to which a spread reflective of the risk premium associated with the specific loan is added. Fair values for mortgage loans anticipated to be foreclosed and problem mortgage loans are limited to the fair value of the underlying collateral, if lower.

Policy Loans

The fair value of policy loans is calculated by discounting expected cash flows based upon the U.S. Treasury yield curve and historical loan repayment patterns.

Loans to Affiliates

The fair value of loans to affiliates is calculated by matrix or model pricing. The matrix pricing approach to fair value is a discounted cash flow methodology that incorporates market interest rates commensurate with the credit quality and duration of the investment.

FHLB Funding Agreements

The fair values of the Company’s FHLB long term funding agreements’ fair values are determined based on indicative market rates published by FHLB, provided to AB and modeled for each note’s FMV. FHLB Short-term funding agreements’ fair values are reflective of notional/par value plus accrued interest.

FABN Funding Agreements

The fair values of the Company’s FABN funding agreements are determined by Bloomberg’s evaluated pricing service, which uses direct observations or observed comparables.

Policyholder Liabilities — Investment Contracts and Separate Accounts Liabilities

The fair values for deferred annuities and certain annuities, which are included in Policyholders’ account balances and liabilities for investment contracts with fund investments in Separate Accounts are estimated using projected cash flows discounted at rates reflecting current market rates. Significant unobservable inputs reflected in the cash flows include lapse rates and withdrawal rates. Incremental adjustments may be made to the fair value to reflect non-performance risk. Certain other products such as the Company’s association plans contracts, supplementary contracts not involving life contingencies, Access Accounts and Escrow Shield Plus product reserves are held at book value.

Financial Instruments Exempt from Fair Value Disclosure or Otherwise Not Required to be Disclosed

Exempt from Fair Value Disclosure Requirements

Certain financial instruments are exempt from the requirements for fair value disclosure, such as insurance liabilities other than financial guarantees and investment contracts, limited partnerships accounted for under the equity method and pension and other postretirement obligations.

Otherwise Not Required to be Included in the Table Above

The Company’s investment in COLI policies are recorded at their cash surrender value and are therefore not required to be included in the table above. See Note 2 of the Notes to these Consolidated Financial Statements for details of investments in COLI policies.

8)	LIABILITIES FOR FUTURE POLICYHOLDER BENEFITS

The following table summarizes balances and changes in the liability for future policy benefits for nonparticipating traditional and limited pay contracts as of December 31, 2022 and 2021.

Present Value of Expected Net Premiums

	December 31, 2022					December 31, 2021
	Term	Payout - Legacy	Payout - Non-Legacy	Group Pension	Health	Term	Payout - Legacy	Payout - Non-Legacy	Group Pension	Health
	(in millions)
Balance, beginning of year	$2,472	$—	$—	$—	$22	$2,476	$—	$—	$—	$35
Beginning balance at original discount rate	1,854	—	—	—	19	1,750	—	—	—	29
Effect of changes in cash flow assumptions	204	—	—	—	(10)	69	—	—	—	—
Effect of actual variances from expected experience	30	—	—	—	(16)	16	—	—	—	(8)

Adjusted beginning of year balance	2,088	—	—	—	(7)	1,835	—	—	—	21
Issuances	76	—	—	—	—	111	—	—	—	—
Interest accrual	97	—	—	—	—	92	—	—	—	1
Net premiums collected	(192)	—	—	—	1	(184)	—	—	—	(3)

Ending balance at original discount rate	2,069	—	—	—	(6)	1,854	—	—	—	19
Effect of changes in discount rate assumptions	21	—	—	—	—	618	—	—	—	3

Balance, end of year	$2,090	$—	$—	$—	$(6)	$2,472	$—	$—	$—	$22

Present Value of Expected Future Policy Benefits

	December 31, 2022					December 31, 2021
	Term	Payout — Legacy	Payout — Non-Legacy	Group Pension	Health	Term	Payout — Legacy	Payout — Non-Legacy	Group Pension	Health
	(Dollars in millions)
Balance, beginning of year	$4,274	$2,547	$1,114	$683	$2,092	$4,450	$2,250	$1,158	$780	$2,334
Beginning balance of original discount rate	3,225	2,400	883	632	1,915	3,165	1,993	883	686	2,028

	December 31, 2022					December 31, 2021
	Term	Payout — Legacy	Payout — Non-Legacy	Group Pension	Health	Term	Payout — Legacy	Payout — Non-Legacy	Group Pension	Health
	(Dollars in millions)
Effect of changes in cash flow assumptions	$221	$(2)	$(2)	$—	$(5)	$69	$4	$34	$(2)	$—
Effect of actual variances from expected experience	30	(3)	(1)	1	(13)	11	9	(8)	1	(4)

Adjusted beginning of year balance	3,476	2,395	880	633	1,897	3,245	2,006	909	685	2,024
Issuances	83	758	23	—	—	117	490	26	—	—
Interest accrual	166	63	40	21	61	167	61	40	23	65
Benefits payments	(349)	(192)	(98)	(71)	(163)	(304)	(157)	(92)	(76)	(174)

Ending balance at original discount rate	3,376	3,024	845	583	1,795	3,225	2,400	883	632	1,915
Effect of changes in discount rate assumptions	73	(335)	(17)	(60)	(241)	1,049	147	231	51	177

Balance, end of year	$3,449	$2,689	$828	$523	$1,554	$4,274	$2,547	$1,114	$683	$2,092

Net liability for future policy benefits	$1,359	$2,689	$828	$523	$1,560	$1,802	$2,547	$1,114	$683	$2,070
Less: Reinsurance recoverable	(209)	(466)	—	1	(1,242)	(325)	(142)	—	—	(1,641)

Net liability for future policy benefits, after reinsurance recoverable	$1,150	$2,223	$828	$524	$318	$1,477	$2,405	$1,114	$683	$429
Weighted-average duration of liability for future policyholder benefits (years)	7.0	8.1	9.5	7.2	8.7	7.5	8.4	9.6	7.2	8.9

The following table reconciles the net liability for future policy benefits and liability of death benefits to the liability for future policy benefits in the consolidated balance sheet as of December 31, 2022 and 2021.

	December 31, 2022	December 31, 2021
	(in millions)
Reconciliation
Term	$1,359	$1,802
Individual Retirement — Payout	828	1,114
Legacy — Payout	2,689	2,547
Group Pension — Benefit Reserve & DPL	523	683
Health	1,560	2,070
Universal Life — additional liability for death benefits	1,119	1,082

Subtotal	8,078	9,298

	December 31, 2022	December 31, 2021
	(in millions)
Whole Life Closed Block and Open Block products	$5,687	$5,911
Other(1)	608	1,432

Future policyholder benefits total	14,373	16,641

Other policyholder funds and dividends payable	1,562	1,467

Total	$15,935	$18,108

(1)	Primarily consists of Future policy benefits related to Assumed Life and DI, GRP Life Run off, VISL rider and Major Med products.

The following table provides the amount of undiscounted and discounted expected gross premiums and expected future benefits and expenses related to nonparticipating traditional and limited payment contracts as of December 31, 2022 and 2021:

	December 31,
	2022	2021
	(in millions)
Term
Expected future benefit payments and expenses (undiscounted)	$6,002	$5,823
Expected future gross premiums (undiscounted)	7,245	7,198
Expected future benefit payments and expenses (discounted)	3,449	4,274
Expected future gross premiums (discounted)	3,883	5,074
Payout — Legacy
Expected future benefit payments and expenses (undiscounted)	3,947	3,066
Expected future gross premiums (undiscounted)	—	—
Expected future benefit payments and expenses (discounted)	2,607	2,471
Expected future gross premiums (discounted)	—	—
Payout — Non-Legacy
Expected future benefit payments and expenses (undiscounted)	1,460	1,538
Expected future gross premiums (undiscounted)	—	—
Expected future benefit payments and expenses (discounted)	801	1,089
Expected future gross premiums (discounted)	—	—
Group Pension
Expected future benefit payments and expenses (undiscounted)	730	797
Expected future gross premiums (undiscounted)	—	—
Expected future benefit payments and expenses (discounted)	563	662
Expected future gross premiums (discounted)	—	—
Health
Expected future benefit payments and expenses (undiscounted)	2,510	2,687
Expected future gross premiums (undiscounted)	99	120
Expected future benefit payments and expenses (discounted)	1,533	2,052
Expected future gross premiums (discounted)	$78	$108

The tables below summarizes the revenue and interest related to nonparticipating traditional and limited payment contracts for the year ended December 31, 2022 and 2021:

	Gross Premium		Interest Accretion
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
	(in millions)
Revenue and Interest Accretion
Term	$229	$239	$70	$75
Payout Legacy	101	106	63	$60
Payout Non-Legacy	21	19	40	40
Group Pension	—	—	21	23
Health	9	10	61	64

Total	$360	$374	$255	$262

The following table provides the weighted average interest rates for the liability for future policy benefits as of December 31, 2022 and 2021:

	December 31,
	2022	2021
Weighted Average Interest Rate
Term Life
Interest accretion rate	5.7%	5.8%
Current discount rate	5.1%	2.4%
Legacy (Payout)
Interest accretion rate	3.4%	3.1%
Current discount rate	5.0%	2.3%
Individual Retirement (Payout)
Interest accretion rate	4.9%	4.9%
Current discount rate	5.2%	2.6%
Group Pension
Interest accretion rate	3.4%	3.4%
Current discount rate	5.1%	2.3%
Health
Interest accretion rate	3.3%	3.3%
Current discount rate	5.2%	2.5%

Additional Insurance Liability

The following table provides the balance, changes in and the weighted average durations of the additional insurance liabilities for the years ended December 31, 2022 and 2021.

	December 31, 2022	December 31, 2021
	Universal Life	Universal Life
	(Dollars in millions)
Balance, beginning of year	$1,082	$1,013
Beginning balance before AOCI adjustments	1,076	1,005
Effect of changes in interest rate and cash flow assumptions and model changes	8	(4)
Effect of actual variances from expected	25	8

Adjusted BOP Balance	1,109	1,009
Interest accrual	49	45
Net assessments collected	68	85
Benefit payments	(91)	(63)

Ending balance before shadow reserve adjustments	1,135	1,076
Effect of reserve adjustment recorded in AOCI	(15)	6

Balance, end of period	1,120	1,082

Net liability for future policy benefits(1)	1,120	1,082
Less: Reinsurance recoverable	(562)	(547)

Net liability for additional liability, after reinsurance recoverable	$558	$535

Weighted-average duration of additional liability — death benefit (years)	22.0	23.2

The following table provides the revenue, interest and weighted average interest rates, related to the additional insurance liabilities for the years ended and as of December 31, 2022 and 2021.

	Assessments		Interest Accretion
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
	(in millions)
Revenue and Interest Accretion
Universal Life	$666	$850	$49	$45
Total	$666	$850	$49	$45

	December 31,
	2022	2021
Weighted Average Interest Rate
Universal Life	4.5%	4.5%
Interest accretion rate	4.5%	4.5%

9)	MARKET RISK BENEFITS

The following table presents the balances and changes to the balances for the market risk benefits for the GMxB benefits on deferred variable annuities for the twelve months ended and as of December 31, 2022 and 2021.

	December 31, 2022				December 31, 2021
	GMxB Core	GMxB Legacy	Purchased MRB Legacy(3)	Net Legacy	GMxB Core	GMxB Legacy	Purchased MRB Legacy(3)	Net Legacy
	(Dollars in millions)
Balance, beginning of the period (“BOP”)	$1,061	$20,236	$(14,293)	$5,943	$2,143	$24,405	$(3,131)	$21,274
Balance BOP before changes in the instrument specific credit risk	666	19,719	(14,287)	5,432	$1,639	23,944	(3,136)	20,808
Model changes and effect of changes in cash flow assumptions	(5)	317	(137)	180	(279)	(196)	73	(123)
Actual market movement effect	1,060	3,402	(1,278)	2,124	(715)	(2,968)	767	(2,201)
Interest accrual	37	731	(493)	238	7	196	(124)	72
Attributed fees accrued(1)	395	882	(298)	584	386	917	(196)	721
Benefit payments	(36)	(1,179)	669	(510)	(14)	(901)	350	(551)
Actual policyholder behavior different from expected behavior	19	142	(103)	39	40	78	34	112
Changes in future economic assumptions	(1,596)	(8,700)	5,489	(3,211)	(397)	(1,351)	(907)	(2,258)
Issuances	(2)	—	—	—	(1)	—	(11,148)	(11,148)

Balance EOP before changes in the instrument-specific credit risk	538	15,314	(10,438)	4,876	$666	19,719	(14,287)	5,432
Changes in the instrument-specific credit risk(2)	1	(615)	(54)	(669)	395	517	(6)	511

Balance, end of the period (“EOP”)	$539	$14,699	$(10,492)	$4,207	$1,061	$20,236	$(14,293)	$5,943

Weighted-average age of policyholders (years)	63.6	72.6	67.6	N/A	62.6	72.0	67.0	N/A
Net amount at risk	$3,517	$22,631	$10,753	N/A	$1,115	$15,901	$6,341	N/A

(1)	Attributed fees accrued represents the portion of the fees needed to fund future GMxB claims.
(2)	Changes are recorded in OCI.
(3)	Purchased MRB is the impact of non-affiliated reinsurance.

The following table reconciles market risk benefits by the amounts in an asset position and amounts in a liability position to the market risk amounts in the consolidated balance sheet as of December 31, 2022 and 2021.

	December 31, 2022					December 31, 2021
	Direct Asset	Direct Liability	Net Direct MRB	Purchased MRB	Total	Direct Asset	Direct Liability	Net Direct MRB	Purchased MRB	Total
	(in millions)
GMxB Legacy	$(51)	$14,749	$14,698	$(10,493)	$4,205	$(47)	$20,282	$20,235	$(14,293)	$5,942
GMxB Core	(375)	914	539	—	539	(236)	1,297	1,061	—	1,061
Other(1)	(52)	88	36	3	39	(32)	93	60	3	63

Total	$(478)	$15,751	$15,273	$(10,490)	$4,783	$(315)	$21,672	$21,356	$(14,290)	$7,066

(1)	Other primarily includes Individual EQUI-VEST MRB.

10)	POLICYHOLDER ACCOUNT BALANCES

The following table summarizes the balances and changes in policyholders’ account balances for the years ended and as of December 31, 2022 and 2021:

	Universal Life	Variable Universal Life	GMxB Legacy	GMxB Core	SCS(1)	EQUI- VEST Individual	EQUI- VEST Group	Momentum
December 31, 2022	(Dollars in millions)
Balance, beginning of the year	$5,462	$4,193	$746	$99	$33,443	$2,784	$11,952	$705
Issuances	—	—	—	—	—	—	—	—
Premiums received	730	143	72	134	2	46	610	79
Policy charges	(789)	(210)	6	(19)	—	(1)	(5)	—
Surrenders and withdrawals	(86)	(12)	(72)	(30)	(2,452)	(225)	(995)	(148)
Benefit payments	(200)	(85)	(99)	(2)	(209)	(59)	(70)	(2)
Net transfers from (to) separate account	—	75	5	(146)	7,229	28	303	54
Interest credited(2)	224	149	30	6	(2,553)	79	251	15
Other	—	—	—	—	—	—	—	—

Balance, end of the year	$5,341	$4,253	$688	$42	$35,460	$2,652	$12,046	$703

Weighted-average crediting rate	3.62%	3.86%	1.80%	1.05%	1.12%	2.85%	3.00%	2.02%
Net amount at risk(3)	$37,555	$85,086	$22,631	$3,517	$92	$143	$138	$—
Cash surrender value	$3,483	$2,838	$980	$264	$31,856	$2,645	$11,961	$702

(1)	SCS sales are recorded as a Separate Account liability until they are swept into the General Account. This sweep is recorded as Net Transfers from (to) separate account.
(2)	SCS and EQUI-VEST Group includes amounts related to the change in embedded derivative.
(3)

For life insurance products the net amount at risk is death benefit less account value for the policyholder. For variable annuity products the net amount risk is the maximum GMxB NAR for the policyholder.

	Universal Life	Variable Universal Life	GMxB Legacy	GMxB Core	SCS(1)	EQUI- VEST Individual	EQUI- VEST Group	Momentum
December 31, 2021	(Dollars in millions)
Balance, beginning of the year	$5,564	$4,243	$815	$99	$25,654	$2,862	$11,665	$761
Issuances	—	—	—	—	—	—	—	—
Premiums received	787	154	58	144	1	55	602	83
Policy charges	(828)	(214)	—	(5)	—	(1)	(4)	(1)

	Universal Life	Variable Universal Life	GMxB Legacy	GMxB Core	SCS(1)	EQUI- VEST Individual	EQUI- VEST Group	Momentum
	(Dollars in millions)
Surrenders and withdrawals	$(89)	$(185)	$(99)	$(31)	$(2,474)	$(209)	$(877)	$(151)
Benefit payments	(202)	(69)	(77)	(1)	(187)	(63)	(73)	(2)
Net transfers from (to) separate account	—	102	18	(122)	6,692	58	310	—
Interest credited(2)	230	162	31	15	3,757	82	329	15
Other	—	—	—	—	—	—	—	—

AV Balance, December 31, 2021	$5,462	$4,193	$746	$99	$33,443	$2,784	$11,952	$705

Weighted-average crediting rate	3.56%	3.89%	1.82%	1.05%	1.14%	2.87%	2.37%	2.06%
Net amount at risk(3)	$40,138	$84,072	$15,901	$1,115	$—	$92	$7	$—
Cash surrender value	$3,529	$2,893	$1,048	$301	$31,488	$2,776	$11,878	$704

(1)	SCS sales are recorded as a Separate Account liability until they are swept into the General Account. This sweep is recorded as Net Transfers from (to) separate account.
(2)	SCS and EQUI-VEST Group includes amounts related to the change in embedded derivative.
(3)

For life insurance products the net amount at risk is death benefit less account value for the policyholder. For variable annuity products the net amount risk is the maximum GMxB NAR for the policyholder.

The following table reconciles the policyholders account balances to the policyholders’ account balance liability in the consolidated balance sheet as of December 31, 2022 and 2021.

	December 31, 2022	December 31, 2021
	(in millions)
Policyholders’ account balance reconciliation
UL	$5,341	$5,462
VUL	4,253	4,193
GMxB Legacy	688	746
GMxB Core	42	98
EQUI-VEST Individual	2,652	2,784
SCS	35,460	33,443
EQUI-VEST Group	12,046	11,951
Momentum	703	705
Other	2,916	2,736

Balance (exclusive of Funding Agreements)	64,101	62,118
Funding Agreements	15,641	13,354

Balance, end of year	$79,742	$75,472

(1)	Primarily reflects products, IR Payout, IR Other, Investment Edge, Association, Indexed Universal Life, Group Pension and Closed Block.

The following table presents the account values by range of guaranteed minimum crediting rates and the related range of the difference in basis points, between rates being credited policyholders and the respective guaranteed minimums as of December 31, 2022 and 2021.

December 31, 2022
Product(1)	Range of Guaranteed Minimum Crediting Rate	At Guaranteed Minimum	1 Basis Point — 50 Basis Points Above	51 Basis Points — 150 Basis Points Above	Greater Than 150 Basis Points Above	Total
	(in millions)
Universal Life	0.00% - 1.50%	$—	$—	$5	$1	$6
	1.51% - 2.50%	181	197	605	47	1,030
	Greater than 2.50%	3,615	657	—	—	4,272

	Total	$3,796	$854	$610	$48	$5,308

Variable Universal Life	0.00% - 1.50%	$12	$9	$5	$1	$27
	1.51% - 2.50%	411	42	—	—	453
	Greater than 2.50%	3,441	—	—	—	3,441

	Total	$3,864	$51	$5	$1	$3,921

GMxB Legacy	0.00% - 1.50%	$386	$—	$—	$—	$386
	1.51% - 2.50%	560	—	—	—	560
	Greater than 2.50%	35	—	—	—	35

	Total	$981	$—	$—	$—	$981

GMxB Core	0.00% - 1.50%	$257	$—	$—	$—	$257
	1.51% - 2.50%	14	—	—	—	14
	Greater than 2.50%	—	—	—	—	—

	Total	$271	$—	$—	$—	$271

EQUI-VEST Individual	0.00% - 1.50%	$345	$—	$—	$—	$345
	1.51% - 2.50%	46	—	—	—	46
	Greater than 2.50%	2,199	—	62	—	2,261

	Total	$2,590	$—	$62	$—	$2,652

EQUI-VEST Group	0.00% - 1.50%	$109	$5	$366	$3,112	$3,592
	1.51% - 2.50%	11	2	889	—	902
	Greater than 2.50%	6,949	21	330	—	7,300

	Total	$7,069	$28	$1,585	$3,112	$11,794

SCS	0.00% - 1.50%	$27,846	$—	$—	$—	$27,846
	1.51% - 2.50%	5,527	—	—	—	5,527
	Greater than 2.50%	—	—	—	—	—

	Total	$33,373	$—	$—	$—	$33,373

Momentum	0.00% - 1.50%	$15	$301	$122	$7	$445
	1.51% - 2.50%	178	1	—	—	179
	Greater than 2.50%	73	—	5	—	78

	Total	$266	$302	$127	$7	$702

December 31, 2021
Product	Range of Guaranteed Minimum Crediting Rate	At Guaranteed Minimum	1 Basis Point — 50 Basis Points Above	51 Basis Points — 150 Basis Points Above	Greater Than 150 Basis Points Above	Total
	(in millions)
Universal Life	0.00% - 1.50%	$—	$—	$5	$—	$5
	1.51% - 2.50%	197	184	638	—	1,019
	Greater than 2.50%	4,397	—	—	—	4,397

	Total	$4,594	$184	$643	$—	$5,421

Variable Universal Life	0.00% - 1.50%	$8	$7	$—	$—	$15
	1.51% - 2.50%	399	—	—	—	399
	Greater than 2.50%	3,444	—	—	—	3,444

	Total	$3,851	$7	$—	$—	$3,858

GMxB Legacy	0.00% - 1.50%	$394	$—	$—	$—	$394
	1.51% - 2.50%	618	—	—	—	618
	Greater than 2.50%	37	—	—	—	37

	Total	$1,049	$—	$—	$—	$1,049

GMxB Core	0.00% - 1.50%	$293	$—	$—	$—	$293
	1.51% - 2.50%	17	—	—	—	17
	Greater than 2.50%					—

	Total	$310	$—	$—	$—	$310

EQUI-VEST Individual	0.00% - 1.50%	$340	$—	$—	$—	$340
	1.51% - 2.50%	50	—	—	—	50
	Greater than 2.50%	2,331	—	64	—	2,395

	Total	$2,721	$—	$64	$—	$2,785

SCS	0.00% - 1.50%	$26,421	$—	$—	$—	$26,421
	1.51% - 2.50%	6,254	—	—	—	6,254
	Greater than 2.50%					—

	Total	$32,675	$—	$—	$—	$32,675

EQUI-VEST Group	0.00% - 1.50%	$3,395	$5	$—	$—	$3,400
	1.51% - 2.50%	869	3	—	—	872
	Greater than 2.50%	7,435	—	—	—	7,435

	Total	$11,699	$8	$—	$—	$11,707

Momentum	0.00% - 1.50%	$14	$287	$124	$6	$431
	1.51% - 2.50%	190	1	—	—	191
	Greater than 2.50%	77	—	5	—	82

	Total	$281	$288	$129	$6	$704

Separate Account — Summary

The following table presents the balances of and changes in separate account liabilities for the years ended and as of December 31, 2022 and 2021.

December 31, 2022	VUL	GMxB Legacy	GMxB Core	EQUI- VEST Individual	Investment Edge	EQUI- VEST Group	Momentum
	(in millions)

Balance, beginning of year	$14,574	$44,912	$34,973	$5,584	$4,287	$27,509	$4,975
Premiums and deposits	757	240	943	124	1,002	2,104	668
Policy charges	(423)	(682)	(482)	(2)	(1)	(17)	(20)
Surrenders and withdrawals	(380)	(2,824)	(2,303)	(328)	(327)	(1,359)	(753)
Benefit payments	(102)	(702)	(215)	(52)	(34)	(60)	(14)
Investment performance(1)	(2,816)	(8,323)	(6,045)	(1,136)	(733)	(5,481)	(918)
Net transfers from (to) general account	(75)	(5)	146	(28)	(422)	(303)	(54)

Balance, end of year	$11,535	$32,616	$27,017	$4,162	$3,772	$22,393	$3,884

Cash surrender value	$11,555	$32,320	$26,195	$4,129	$3,679	$22,163	$3,879

(1)	Investment performance is reflected net of M&E fees.

December 31, 2021	VUL	GMxB Legacy	GMxB Core	EQUI-VEST Individual	Investment Edge	EQUI- VEST Group	Momentum
	(in millions)

Balance, beginning of year	$12,718	$43,747	$33,754	$5,051	$3,245	$23,530	$4,424
Premiums and deposits	732	225	1,494	158	1,048	2,014	788
Policy charges	(401)	(705)	(490)	(5)	(1)	(16)	(22)
Surrenders and withdrawals	(419)	(3,610)	(3,249)	(421)	(256)	(1,605)	(892)
Benefit payments	(183)	(818)	(223)	(55)	(24)	(63)	(12)
Investment performance(1)	2,229	6,091	3,565	859	407	4,014	689
Net transfers from (to) general account	(102)	(18)	122	(58)	(132)	(310)	—
Other charges(2)	—	—	—	55	—	(55)	—

Balance, end of year	$14,574	$44,912	$34,973	$5,584	$4,287	$27,509	$4,975

Cash surrender value	$14,549	$44,603	$34,041	$5,547	$4,199	$27,265	$4,968

(1)	Investment performance is reflected net of M&E fees.
(2)	EQUI-VEST Group and EQUI-VEST Individual reflects AV transfer of GMxB closed block business from Employee Sponsored and Individual Annuity products..

The following table reconciles the separate account liabilities to the separate account liability balance in the consolidated balance sheet as of December 31, 2022 and 2021.

	December 31, 2022	December 31, 2021
	(in millions)
Separate Account Reconciliation
VUL	$11,535	$14,573
GMxB Legacy	32,616	44,912
GMxB Core	27,017	34,973
EQUI-VEST Individual	4,162	5,584
Investment Edge	3,772	4,287
EQUI-VEST Group	22,393	27,509
Momentum	3,884	4,975
Other(1)	6,100	7,099

Total	$111,479	$143,912

(1)	Primarily reflects Corp and Other products and Employer Sponsored products including Association and Other.

The following table presents the aggregate fair value of separate account assets by major asset category as of December 31, 2022 and 2021:

	December 31, 2022
	Life Insurance & Employee Benefits Products	Individual Variable Annuity Products	Employer - Sponsored Products	Other	Total
	(in millions)
Asset Type
Debt securities	$58	$1	$17	$8	$84
Common Stock	41	32	430	1,686	2,189
Mutual Funds	11,402	68,220	27,639	760	108,021
Bonds and Notes	119	3	1	1,062	1,185

Total	$11,620	$68,256	$28,087	$3,516	$111,479

	December 31, 2021
	Life Insurance & Employee Benefits Products	Individual Variable Annuity Products	Employer - Sponsored Products	Other	Total
	(in millions)
Asset Type
Debt securities	$61	$1	$15	$10	$87
Common Stock	105	35	33	2,584	2,757
Mutual Funds	14,359	90,473	34,311	733	139,876
Bonds and Notes	126	3	—	1,063	1,192

Total	$14,651	$90,512	$34,359	$4,390	$143,912

11)	LEASES

The Company’s operating leases primarily consist of real estate leases for office space. The Company also has operating leases for various types of office furniture and equipment. For certain equipment leases, the Company applies a portfolio approach to effectively account for the RoU operating lease assets and liabilities. For lease agreements for which the lease term or classification was reassessed after the occurrence of a change in the lease terms or a modification of the lease that did not result in a separate contract, the Company elected to combine the lease and related non-lease components for its operating leases; however, the non-lease components associated with the Company’s operating leases are primarily variable in nature and as such are not included in the determination of the RoU operating lease asset and lease liability, but are recognized in the period in which the obligation for those payments is incurred.

The Company’s operating leases may include options to extend or terminate the lease, which are not included in the determination of the RoU operating asset or lease liability unless they are reasonably certain to be exercised. The Company’s operating leases have remaining lease terms of 1 year to 15 years, some of which include options to extend the leases. The Company typically does not include its renewal options in its lease terms for calculating its RoU operating lease asset and lease liability as the renewal options allow the Company to maintain operational flexibility and the Company is not reasonably certain it will exercise these renewal options until close to the initial end date of the lease. The Company’s lease agreements do not contain any material residual value guarantees or material restrictive covenants.

As the Company’s operating leases do not provide an implicit rate, the Company’s incremental borrowing rate, based on the information available at the lease commencement date, is used in determining the present value of lease payments.

The Company primarily subleases floor space within its New Jersey and New York lease properties to various third parties. The lease term for these subleases typically corresponds to the original lease term.

Balance Sheet Classification of Operating Lease Assets and Liabilities

		December 31,
	Balance Sheet Line Item	2022	2021
		(in millions)
Assets
Operating lease assets	Other assets	$148	$215
Liabilities
Operating lease liabilities	Other liabilities	$190	$278

The table below summarizes the components of lease costs for the years ended December 31, 2022, 2021 and 2020.

Lease Costs

	Year Ended December 31,
	2022	2021	2020
	(in millions)
Operating lease cost	$77	$73	$77
Variable operating lease cost	12	10	11
Sublease income	(19)	(18)	(18)

Net lease cost	$70	$65	$70

Maturities of lease liabilities as of December 31, 2022 are as follows:

Maturities of Lease Liabilities

December 31, 2022
(in millions)
Operating Leases:
2023	$85
2024	36
2025	28
2026	23
2027	19
Thereafter	24

Total lease payments	215
Less: Interest	(25)

Present value of lease liabilities	$190

Equitable Financial signed a 15-year lease which is expected to commence in 2023 once certain conditions of the lease are met, relating to approximately 89,000 square feet of space in New York City. Additionally, during December 2021, Equitable Financial amended its Syracuse office lease. The amendment included extending for an additional 5-year period, commencing January 1, 2024, approximately 143,000 square feet of space in Syracuse, NY.

The below table presents the Company’s weighted-average remaining operating lease term and weighted-average discount rate.

Weighted Averages — Remaining Operating Lease Term and Discount Rate

	December 31,
	2022	2021
Weighted-average remaining operating lease term	4 years	5 years
Weighted-average discount rate for operating leases	3.00%	2.90%

Supplemental cash flow information related to leases was as follows:

Lease Liabilities Information

	Year Ended December 31,
	2022	2021	2020
	(in millions)
Cash paid for amounts included in the measurement of lease liabilities:
Operating cash flows from operating leases	$92	$94	$94
Non-cash transactions:
Leased assets obtained in exchange for new operating lease liabilities	$7	$26	$20

12)	REINSURANCE

The Company assumes and cedes reinsurance with other insurance companies. The Company evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability.

The following table summarizes the effect of reinsurance. The impact of the reinsurance transaction described above results in an increase in reinsurance ceded.

	Year Ended December 31,
	2022	2021	2020
	(in millions)
Direct premiums	$764	$762	$764
Reinsurance assumed	180	181	195
Reinsurance ceded	(219)	(193)	(153)

Premiums	$725	$750	$806

Direct charges and fee income	$2,876	$3,125	$2,684
Reinsurance ceded	(651)	(563)	780

Policy charges and fee income	$2,225	$2,562	$3,464

Direct policyholders’ benefits	$2,800	$2,817	$5,233
Reinsurance assumed	180	217	218
Reinsurance ceded	(653)	(627)	(500)

Policyholders’ benefits	$2,327	$2,407	$4,951

Ceded Reinsurance

The Company reinsures most of its new variable life, UL and term life policies on an excess of retention basis. The Company generally retains on a per life basis up to $25 million for single lives and $30 million for joint lives with the excess 100% reinsured. The Company also reinsures risk on certain substandard underwriting risks and in certain other cases.

On October 3, 2022, as part of the Global Atlantic Transaction, Equitable Financial ceded to First Allmerica Financial Life Insurance Company on a combined coinsurance and modified coinsurance basis, a 50% quota share of approximately 360,000 legacy Group EQUI-VEST deferred variable annuity contracts issued by Equitable Financial between 1980 and 2008.

In addition to the above, the Company cedes a portion of its group health, extended term insurance, and paid-up life insurance and substantially all of its individual disability income business through various coinsurance agreements.

Assumed Reinsurance

In addition to the sale of insurance products, the Company currently acts as a professional retrocessionaire by assuming risk from professional reinsurers. The Company assumes accident, life, health, aviation, special risk and space risks by participating in or reinsuring various reinsurance pools and arrangements.

The following table summarizes the purchased market risk benefits, third-party recoverables, amount due to and from reinsurance and assumed reserves.

	December 31,
	2022	2021
	(in millions)
Ceded Reinsurance:
Estimated net fair values of purchased market risk benefits(1)	$10,490	$14,293
Third-party reinsurance recoverables related to insurance contracts	7,131	3,255
Top reinsurers:
Venerable Insurance and Annuity Company (A- KBRA (IFRS) rating)	543	217
First Allmerica-GAF	4,005	—
Ceded group health reserves	14	4
Amount due to reinsurers	282	135
Top reinsurers:
First Allmerica-GAF	147	—
Assumed Reinsurance:
Reinsurance assumed reserves	$701	$917

(1)

The estimated fair values of purchased MRB risks increased $(3.8) billion and $11 billion for the years ended December 31, 2022 and 2021, respectively. For the year ended December 31, 2020, pre-LDTI, the estimated fair value of ceded GMIB reinsurance contracts, considered derivatives increased $393 million.

13)	RELATED PARTY TRANSACTIONS

Parties are considered to be related if one party has the ability to control or exercise significant influence over the other party in making financial or operating decisions.

Cost Sharing and General Service Agreements

Equitable Financial has a general services agreement with Holdings whereby Equitable Financial will benefit from the services received by Holdings and its affiliates. The general services agreement with Holdings replaces existing cost-sharing and general service agreements with various affiliates. Equitable Financial continues to provide services to Holdings and various Affiliates under a separate existing general services agreement with Holdings. Costs allocated to the Company from Holdings totaled $75 million, $30 million and $41 million for the years ended December 31, 2022, 2021 and 2020, respectively, and are allocated based on cost center tracking of expenses. The cost centers are approved annually and are updated based on business area needs throughout the year.

Investment Management and Service Fees and Expenses

EIMG, a subsidiary of Equitable Financial, provides investment management services to EQAT, EQ Premier VIP Trust, 1290 Funds and other trusts, all of which are considered related parties. Investment management and service fees earned are calculated as a percentage of assets under management and are recorded as revenue as the related services are performed.

	Year Ended December 31,
	2022	2021	2020
	(in millions)
Revenue received or accrued for:
Investment management and administrative services provided to EQAT, EQ Premier VIP Trust and 1290 Funds(1)	$708	$757	$724

On June 22, 2021, Holdings completed the formation of EIM, a wholly owned indirect subsidiary of Holdings. Effective August 1, 2021, following the formation of EIM, EIMG terminated, and EIM, entered into certain administrative agreements with separate accounts held by the Company. In addition, on October 1, 2021, the Company entered into an investment advisory and management agreement in which EIM became the investment manager for the Company’s general account portfolio. The Company recorded investment management fee expense from EIM of $92 million and $46 million for the years ended December 31, 2022 and 2021, respectively.

AB provides investment management and related services to various funds held by the Company. The Company recorded investment management fee expense from AB of $44 million, $102 million, and $109 million for the years ended December 31, 2022, 2021 and 2020, respectively.

Distribution Revenue and Expenses with Affiliates

Equitable Distributors receives commissions and fee revenue from Equitable America for sales of its insurance products. The commissions and fees earned from Equitable America are based on the various selling agreements.

	Year Ended December 31,
	2022	2021	2020
	(in millions)
Revenue received or accrued for:
Amounts received or accrued for commissions and fees earned for sale of Equitable America’s insurance products	$82	$38	$38

Equitable Financial pays commissions and fees to Equitable Distribution Holding Corporation and its subsidiaries (“Equitable Distribution”) for sales of insurance products. The commissions and fees paid to Equitable Distribution are based on various selling agreements.

	Year Ended December 31,
	2022	2021	2020
	(in millions)
Expenses paid or accrued for:
Paid or accrued commission and fee expenses for sale of insurance products by Equitable Network	$718	$712	$625

(1)	For years ended 2021 and 2020, amounts included fees received from Other AXA Trusts of $3 million and $4 million.

Insurance-Related Transactions with Affiliates

The reinsurance arrangements with EQ AZ Life Re provide important capital management benefits to Equitable Financial. As of December 31, 2022, the Company’s GMIB reinsurance contract asset with EQ AZ Life Re had carrying values of $77 million and is reported in GMIB contract reinsurance asset, at fair value in the Consolidated Balance Sheets. Ceded premiums and policy fee income in 2022, 2021 and 2020 totaled approximately $48 million, $48 million and $51 million, respectively. Ceded claims paid in 2022, 2021 and 2020 were $105 million, $93 million and $72 million, respectively.

Investments in Unconsolidated Equity Interests in Affiliates

AB VIEs

As of December 31, 2022 and 2021, respectively, the Company held approximately $331 million and $313 million of invested assets in the form of equity interests issued in non-corporate legal entities that were determined by the Company to be VIEs, as further described in Note 2 of the Notes to these Consolidated Financial Statements. These legal entities are related parties of Equitable Financial. The Company reflects these equity interests in the Consolidated Balance Sheets as other equity investments. The net assets of these unconsolidated VIEs are approximately $771 million and $968 million as of December 31, 2022 and 2021, respectively. The Company also has approximately $74 million and $126 million of unfunded commitments as of December 31, 2022 and 2021, respectively with these legal entities.

AXA VIEs

As of December 31, 2022 the Company held no invested assets in the form of equity interests issued in non-corporate legal entities that were determined by the Company to be VIEs. As of December 31, 2021, the Company held $278 million of invested assets in the form of equity interests issued in non-corporate legal entities that were determined by the Company to be VIEs, as further described in Note 2 of the Notes to these Consolidated Financial Statements. These legal entities are related parties of Equitable Financial. The Company reflects these equity interests in the Consolidated Balance Sheets as other equity investments. The net assets of these unconsolidated VIEs were $12.0 billion as of December 31, 2021. The Company also had approximately $157 million of unfunded commitments as of December 31, 2021 with these legal entities.

Loans Issued to Holdings

In June 2021, Equitable Life made a $1.0 billion 10-year term loan to Holdings. The loan has an interest rate of 3.23% and matures in June 2031. As of December 31, 2022 and 2021, the amount outstanding was $1.0 billion.

In November 2019, Equitable Financial made a $900 million loan to Holdings. The loan has an interest rate of one-month LIBOR plus 1.33%. The loan matures on November 24, 2024. As of December 31, 2022 and 2021, the amount outstanding was $900 million.

14)	EMPLOYEE BENEFIT PLANS

Equitable Financial sponsors the following employee benefit plans:

401(k) Plan

Equitable Financial sponsors the Equitable 401(k) Plan, a qualified defined contribution plan for eligible employees and financial professionals. The plan provides for a company contribution, a company matching contribution and a discretionary profit-sharing contribution. Expenses associated with this 401(k) Plan were $17 million, $29 million and $19 million for the years ended December 31, 2022, 2021 and 2020, respectively.

Pension Plan

Equitable Financial sponsors the Equitable Retirement Plan (the “ Equitable Financial QP”), a frozen qualified defined benefit pension plan covering its eligible employees and financial professionals. This pension plan is non-contributory, and its benefits are generally based on a cash balance formula and/or, for certain participants, years of service and average earnings over a specified period in the plan. Effective December 31, 2015, primary liability for the obligations of Equitable Financial under the Equitable Financial QP was transferred from Equitable Financial to AXA Financial, and upon the merger of AXA Financial into Holdings, Holdings assumes primary liability under terms of an Assumption Agreement. Equitable Financial remains secondarily liable for its obligations under the Equitable Financial QP and would recognize such liability in the event Holdings does not perform.

The Equitable Financial QP is not governed by a collective-bargaining agreement and is not under a financial improvement plan or a rehabilitation plan. For the years ended December 31, 2022, 2021 and 2020, (income)/expenses related to the plan were $(25) million, $(12) million and $9 million, respectively.

The following table presents the funded status of the plan:

	December 31,
	2022	2021
	(in millions)
Equitable Retirement Plan
Total plan assets	$1,801	$2,395

Accumulated benefit obligation	$1,614	$2,045

Funded status	111.6%	117.1%

Other Benefit Plans

Equitable Financial also sponsors a non-qualified retirement plan, a medical and life retiree plan, a post-employment plan and deferred compensation plan. The expenses related to these plans were $22 million, $23 million and $32 million for the years ended December 31, 2022, 2021 and 2020, respectively.

15)	SHARE-BASED COMPENSATION PROGRAMS

Compensation costs for years ended December 31, 2022, 2021 and 2020 for share-based payment arrangements as further described herein are as follows:

	Year Ended December 31,
	2022	2021	2020
	(in millions)
Performance Shares	$25	$12	$13
Stock Options	1	—	5
Restricted Stock Unit Awards	35	27	18

Total Compensation Expenses	$61	$39	$36

Income Tax Benefit	$12	$8	$7

Since 2018, Holdings has granted equity awards under the Equitable Holdings, Inc. 2018 Omnibus Incentive Plan and the Equitable Holdings, Inc. 2019 Omnibus Incentive Plan (together the “Omnibus Plans”) which were adopted by Holdings on April 25, 2018 and February 28, 2019 respectively. Awards under the Omnibus Plans are linked to Holdings’ common stock. As of December 31, 2022, the common stock reserved and available for issuance under the Omnibus Plans was 22 million shares. Holdings may issue new shares or use common stock held in treasury for awards linked to Holdings’ common stock.

Equitable Financial’s Participation in Holdings’ Equity Award Plans

Equitable Financial’s employees, financial professionals and directors in 2019 and 2018 were granted equity awards under the Omnibus Plans with the exception of the Holdings restricted stock units (“Holdings RSUs”) granted to financial professionals in 2018. All grants discussed in this section will be settled in shares of Holdings’ common stock except for the RSUs granted to financial professionals in 2019 and 2018 which will be settled in cash.

For awards with graded vesting schedules and service-only vesting conditions, including Holdings RSUs and other forms of share-based payment awards, Holdings applies a straight-line expense attribution policy for the recognition of compensation cost. Actual forfeitures with respect to the 2022, 2021 and 2020 grants were considered immaterial in the recognition of compensation cost.

Annual Awards

Each year, the Compensation Committee of the Holdings’ Board of Directors approves an equity-based award program with awards under the program granted at its regularly scheduled meeting in February. Annual awards under Holdings’ equity programs for 2022, 2021 and 2020 consisted of a mix of equity vehicles including Holdings RSUs, Holdings stock options and Holdings performance shares. If Holdings pays any ordinary dividend in cash, all outstanding Holdings RSUs and performance shares will accrue dividend equivalents in the form of additional Holdings RSUs or performance shares to be settled or forfeited consistent with the terms of the related award.

Holdings RSUs

Holdings RSUs granted to Equitable Financial employees vest ratably in equal annual installments over a three-year period. The fair value of the awards was measured using the closing price of the Holdings share on the grant date, and the resulting compensation expense will be recognized over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible, but not less than one year.

Holdings Stock Options

Holdings stock options granted to Equitable Financial employees have a three-year graded vesting schedule, with one-third vesting on each of the three anniversaries. The total grant date fair value of Holdings stock options will be charged to expense over the shorter of the vesting period or the period up to the date at which the participant becomes retirement eligible, but not less than one year.

Holdings Performance Shares

Holdings performance shares granted to Equitable Financial employees are subject to performance conditions and a three-year cliff-vesting. The performance shares consist of two distinct tranches; one based on Holding’s return-on-equity targets (the “ROE Performance Shares”) and the other based on the Holdings’ relative total shareholder return targets (the “TSR Performance Shares”), each comprising approximately one-half of the award. Participants may receive from 0% to 200% of the unearned performance shares granted. The grant-date fair value of the ROE Performance Shares is established once all of Holdings’ applicable Non-GAAP ROE targets are determined and approved. The fair value of the awards was measured using the closing price of the Holdings share on the grant date.

The grant-date fair value of the TSR Performance Shares was measured using a Monte Carlo approach. Under the Monte Carlo approach, stock returns were simulated for Holdings and the selected peer companies to estimate the payout percentages established by the conditions of the award. The aggregate grant-date fair value of the unearned TSR Performance Shares will be recognized as compensation expense over the shorter of the cliff-vesting period or the period up to the date at which the participant becomes retirement eligible, but not less than one year.

Director Awards

Holdings makes annual grants of unrestricted Holdings shares to non-employee directors of Holdings and Equitable Financial. The fair value of these awards was measured using the closing price of Holdings shares on the grant date. These awards immediately vest and all compensation expense is recognized at the grant date.

Prior Equity Award Grants

In 2017 and prior years, equity awards for employees, financial professional and directors in our businesses were available under the umbrella of AXA’s global equity program. Accordingly, equity awards granted in 2017 and prior years were linked to AXA’s stock.

The fair values of these prior awards are measured at the grant date by reference to the closing price of the AXA ordinary share, and the result, as adjusted for achievement of performance targets and pre-vesting forfeitures, generally is attributed over the shorter of the requisite service period, the performance period, if any, or to the date at which retirement eligibility is achieved and subsequent service no longer is required for continued vesting of the award.

Summary of Stock Option Activity

A summary of activity in the AXA and Holdings option plans during 2022 as follows:

	Options Outstanding
	EQH Shares		AXA Ordinary Shares
	Number Outstanding (In 000’s)	Weighted Average Exercise Price	Number Outstanding (In 000’s)	Weighted Average Exercise Price

Options Outstanding at January 1, 2022	1,664	$21.66	729	€ 22.44
Options granted	—	15.69	—	—
Options exercised	(54)	19.34	(148)	20.40
Options forfeited, net	(20)	22.57	(22)	23.92
Options expired	—	—	—	—

Options Outstanding at December 31, 2022	1,590	$21.72	559	€ 22.92

Aggregate intrinsic value(1)		$4,862		€—

Weighted average remaining contractual term (in years)	6.54		4.00

Options Exercisable at December 31, 2022	1,247	$21.42	529	€ 23.00

Aggregate intrinsic value(1)		$4,183		€—

Weighted average remaining contractual term (in years)	6.40		3.91

(1)

Aggregate intrinsic value, presented in thousands, is calculated as the excess of the closing market price on December 31, 2022 of the respective underlying shares over the strike prices of the option awards. For awards with strike prices higher than market prices, intrinsic value is shown as zero.

A summary of stock option grant assumptions activity in Holdings option plans during years ended December 31, 2022, 2021, and 2020 follows:

	EQH Shares(1)
	2022(2)	2021(2)	2020

Dividend yield	—%	—%	2.59%
Expected volatility	—%	—%	26.00%
Risk-free interest rates	—%	—%	1.19%
Expected life in years	0.0	0.0	6.0
Weighted average fair value per option at grant date	$—	$—	$4.37

(1)

The expected volatility is based on historical selected peer data, the weighted average expected term is determined by using the simplified method due to lack of sufficient historical data, the expected dividend yield based on Holdings’ expected annualized dividend, and the risk-free interest rate is based on the U.S. Treasury bond yield for the appropriate expected term.

(2)	No stock options granted during the years ended December 31, 2022 and 2021.

As of December 31, 2022, approximately $31 thousand of unrecognized compensation cost related to AXA unvested stock option awards is expected to be recognized by the Equitable Financial over a weighted-average period of 0.2 years. Approximately $92 thousand of unrecognized compensation cost related to Holdings unvested stock option awards is expected to be recognized by the Equitable Financial over a weighted average period of 0.15 years.

Summary of Restricted Stock Unit Award Activity

The market price of a Holdings share is used as the basis for the fair value measure of a Holdings RSU. For purposes of determining compensation cost for stock-settled Holdings RSUs, fair value is fixed at the grant date until settlement, absent modification to the terms of the award. For liability-classified cash-settled Holdings and AXA RSUs, fair value is remeasured at the end of each reporting period.

As of December 31, 2022, approximately 1.9 million Holdings RSUs awards remain unvested. Unrecognized compensation cost related to these awards totaled approximately $25 million and is expected to be recognized over a weighted-average period of 1.6 years.

The following table summarizes Holdings restricted share units activity for 2022.

	Shares of Holdings Restricted Stock	Weighted Average Grant Date Fair Value
Unvested as of January 1, 2022	2,391,091	$21.15
Granted	997,973	33.28
Forfeited	(145,072)	28.79
Vested	(1,299,023)	23.71

Unvested as of December 31, 2022	1,944,969	$29.78

Summary of Performance Award Activity

As of December 31, 2022, approximately 1.1 million Holdings remain unvested. Unrecognized compensation cost related to these awards totaled approximately $8 million and is expected to be recognized over a weighted-average period of 1.5 years.

The following table summarizes Holdings and AXA performance awards activity for 2022.

	Shares of Holdings Performance Awards	Weighted- Average Grant Date Fair Value	Shares of AXA Performance Awards	Weighted- Average Grant Date Fair Value
Unvested as of January 1, 2022	993,320	$28.87	52,844	$21.28
Granted	568,749	33.01	—	—
Forfeited	(87,498)	28.41	—	—
Vested	(403,201)	23.89	(52,844)	21.28

Unvested as of December 31, 2022	1,071,369	$32.98	—	$—

16)	INCOME TAXES

A summary of the income tax (expense) benefit in the consolidated statements of income (loss) follows:

	Year Ended December 31,
	2022	2021	2020
	(in millions)
Income tax (expense) benefit:
Current (expense) benefit	$32	$11	$(112)
Deferred (expense) benefit	(420)	(203)	739

Total	$(388)	$(192)	$627

The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before income taxes and noncontrolling interest by the expected Federal income tax rate of 21%. The sources of the difference and their tax effects are as follows:

	Year Ended December 31,
	2022	2021	2020
	(in millions)

Expected income tax (expense) benefit	$(417)	$(273)	$291
Non-taxable investment income	50	79	91
Tax audit interest	(13)	(14)	(8)
Tax settlements/uncertain tax position release	—	—	231
Tax credits	17	28	21
Deferred tax adjustment	(21)	—	—
Other	(4)	(12)	1

Income tax (expense) benefit	$(388)	$(192)	$627

During the fourth quarter of 2020, the Company agreed to the Internal Revenue Service’s Revenue Agent’s Report for its consolidated 2010 through 2013 Federal corporate income tax returns. The impact on the Company’s financial statements and unrecognized tax benefits was a tax benefit of $231 million.

The components of the net deferred income taxes are as follows:

	December 31,
	2022		2021
	Assets	Liabilities	Assets	Liabilities
	(in millions)
Compensation and related benefits	$62	$—	$46	$—
Net operating loss and credits	505	—	732	—
Reserves and reinsurance	986	—	2,072	—
DAC	—	789	—	752
Unrealized investment gains (losses)	1,910	—	—	500
Investments	451	—	—	18
Other	108	—	31	—
Valuation allowance	(1,489)	—	—	—

Total	$2,533	$789	$2,881	$1,270

During the fourth quarter of 2022, the Company established a valuation allowance of $1.5 billion against its deferred tax assets related to unrealized capital losses in the available for sale securities portfolio. When assessing recoverability, the Company considers its ability and intent to hold the underlying securities to recovery. The recent increase in interest rates caused the portfolio to swing to an unrealized loss position. Due to the potential need for liquidity in a macro stress environment, the Company does not currently have the intent to hold the underlying securities to recovery. Based on all available evidence, as of December 31, 2022, the Company concluded that a valuation allowance should be established on the deferred tax assets related to unrealized tax capital losses, net of realized capital gains, that are not more-likely-than-not to be realized.

The Company has Federal net operating loss carryforwards of $2.3 billion and $3.4 billion for the years ending December 31, 2022 and December 31, 2021, respectively which do not expire.

A reconciliation of unrecognized tax benefits (excluding interest and penalties) follows:

	2022	2021	2020
	(in millions)
Balance at January 1,	$295	$281	$297
Additions for tax positions of prior years	—	17	229
Reductions for tax positions of prior years	—	(3)	(250)
Additions for tax positions of current year	—	—	—
Settlements with tax authorities	—	—	5

December 31,	$295	$295	$281

Unrecognized tax benefits that, if recognized, would impact the effective rate	$43	$43	$47

The Company recognizes accrued interest and penalties related to unrecognized tax benefits in tax expense. Interest and penalties included in the amounts of unrecognized tax benefits as of December 31, 2022 and 2021 were $61 million and $47 million, respectively. For 2022, 2021 and 2020, respectively, there were $13 million, $14 million and $(21) million in interest expense (benefit) related to unrecognized tax benefits.

It is reasonably possible that the total amount of unrecognized tax benefits will change within the next 12 months due to the conclusion of IRS proceedings and the addition of new issues for open tax years. The possible change in the amount of unrecognized tax benefits cannot be estimated at this time.

As of December 31, 2022, tax years 2014 and subsequent remain subject to examination by the IRS.

17)	EQUITY

AOCI represents cumulative gains (losses) on items that are not reflected in net income (loss). The balances as of December 31, 2022 and 2021 follow:

	December 31,
	2022	2021
	(in millions)
Unrealized gains (losses) on investments	$(8,873)	$3,194
Market risk benefits — instrument-specific credit risk component	665	(912)
Liability for future policy benefits — current discount rate component	357	(962)
Defined benefit pension plans	(4)	(4)

Total accumulated other comprehensive income (loss)	$(7,855)	$1,316

Less: Accumulated other comprehensive income (loss) attributable to noncontrolling interest

Accumulated other comprehensive income (loss) attributable to Equitable Financial	$(7,855)	$1,316

The components of OCI, net of taxes for the years ended December 31, 2022, 2021 and 2020, follow:

	Year Ended December 31,
	2022	2021	2020
	(in millions)
Change in net unrealized gains (losses) on investments:
Net unrealized gains (losses) arising during the period(1)	$(12,915)	$(2,293)	$4,698
(Gains) losses reclassified into net income (loss) during the period(2)	700	(686)	(633)

Net unrealized gains (losses) on investments	(12,215)	(2,979)	4,065
Adjustments for policyholders’ liabilities, DAC, insurance liability loss recognition and other(3)	755	476	(1,066)

Change in unrealized gains (losses), net of adjustments (net of deferred income tax expense (benefit) of $(1,162), $(665) and $798)	(11,460)	(2,503)	2,999
Change in LFPB discount rate and MRB credit risk, net of tax
Changes in market risk benefits — instrument-specific credit risk (net of deferred income tax expense (benefit) of $331, $13 and $0)	1,247	51	—
Changes in liability for future policy benefits — current discount rate (net of deferred income tax expense (benefit) of $277, $71 and $0)	1,042	267	—

Other comprehensive income (loss), attributable to Equitable Financial	(9,171)	(2,185)	2,999

Cumulative effect of adoption of ASU 2018-02, Long Duration Targeted Improvements (net of deferred income tax expense (benefit) of $0, $(291) and $0)	—	(1,094)	—

Change in accumulated other comprehensive income (loss) attributable to Equitable Financial	$(9,171)	$(3,279)	$2,999

(1)

For 2022, unrealized gains (losses) arising during the period is presented net of a valuation allowance of $1.5 billion established during the fourth quarter of 2022. The Company established the valuation allowance against its deferred tax assets related to unrealized capital losses in the available for sale securities portfolio. See Note 14 of the Notes to these Consolidated Financial Statements for details on the valuation allowance.

(2)

See “Reclassification adjustment” in Note 3 of the Notes to these Consolidated Financial Statements. Reclassification amounts presented net of income tax expense (benefit) of $186 million, $182 million and $(168) million for the years ended December 31, 2022, 2021 and 2020, respectively.

(3)	DAC is pre-LDTI and only reported in 2020.

Investment gains and losses reclassified from AOCI to net income (loss) primarily consist of realized gains (losses) on sales and credit losses of AFS securities and are included in total investment gains (losses), net on the consolidated statements of income (loss). Amounts reclassified from AOCI to net income (loss) as related to defined benefit plans primarily consist of amortization of net (gains) losses and net prior service cost (credit) recognized as a component of net periodic cost and reported in compensation and benefits in the consolidated statements of income (loss). Amounts presented in the table above are net of tax.

18)	COMMITMENTS AND CONTINGENT LIABILITIES

Litigation and Regulatory Matters

Litigation, regulatory and other loss contingencies arise in the ordinary course of the Company’s activities as a diversified financial services firm. The Company is a defendant in a number of litigation matters arising from the conduct of its business. In some of these matters, claimants seek to recover very large or indeterminate amounts, including compensatory, punitive, treble and exemplary damages. Modern pleading practice permits considerable variation in the assertion of monetary damages and other relief. Claimants are not always required to specify the monetary damages they seek, or they may be required only to state an amount sufficient to meet a court’s jurisdictional requirements. Moreover, some jurisdictions allow claimants to allege monetary damages that far exceed any reasonably possible verdict. The variability in pleading requirements and past experience demonstrates that the monetary and other relief that may be requested in a lawsuit or claim often bears little relevance to the merits or potential value of a claim. Litigation against the Company includes a variety of claims including, among other things, insurers’ sales practices, alleged agent misconduct, alleged failure to properly supervise agents, contract administration, product design, features and accompanying disclosure, cost of insurance increases, payments of death benefits and the reporting and escheatment of unclaimed property, alleged breach of fiduciary duties, alleged mismanagement of client funds and other matters.

The outcome of a litigation or regulatory matter is difficult to predict, and the amount or range of potential losses associated with these or other loss contingencies requires significant management judgment. It is not possible to predict the ultimate outcome or to provide reasonably possible losses or ranges of losses for all pending regulatory matters, litigation and other loss contingencies. While it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company’s financial position, based on information currently known, management believes that neither the outcome of pending litigation and regulatory matters, nor potential liabilities associated with other loss contingencies, are likely to have such an effect. However, given the large and indeterminate amounts sought in certain litigation and the inherent unpredictability of all such matters, it is possible that an adverse outcome in certain of the Company’s litigation or regulatory matters, or liabilities arising from other loss contingencies, could, from time to time, have a material adverse effect upon the Company’s results of operations or cash flows in a particular quarterly or annual period.

For some matters, the Company is able to estimate a range of loss. For such matters in which a loss is probable, an accrual has been made. For matters where the Company believes a loss is reasonably possible, but not probable, no accrual is required. For matters for which an accrual has been made, but there remains a reasonably possible range of loss in excess of the amounts accrued or for matters where no accrual is required, the Company develops an estimate of the unaccrued amounts of the reasonably possible range of losses. As of December 31, 2022, the Company estimates the aggregate range of reasonably possible losses, in excess of any amounts accrued for these matters as of such date, to be up to approximately $250 million.

For other matters, the Company is currently not able to estimate the reasonably possible loss or range of loss. The Company is often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from plaintiffs and other parties, investigation of factual allegations, rulings by a court on motions or appeals, analysis by experts and the progress of settlement discussions. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation and regulatory contingencies and updates the Company’s accruals, disclosures and reasonably possible losses or ranges of loss based on such reviews.

In February 2016, a lawsuit was filed in the Southern District of New York entitled Brach Family Foundation, Inc. v. AXA Equitable Life Insurance Company. This lawsuit is a putative class action brought on behalf of all owners of UL policies subject to Equitable Financial’s COI rate increase. In early 2016, Equitable Financial raised COI rates for certain UL policies issued between 2004 and 2008, which had both issue ages 70 and above and a current face value amount of $1 million and above. A second putative class action was filed in the District of Arizona in 2017 and consolidated with the Brach matter in federal court in New York. The consolidated amended class action complaint alleges the following claims: breach of contract; misrepresentations in violation of Section 4226 of the New York Insurance Law; violations of New York General Business Law Section 349; and violations of the California Unfair Competition Law, and the California Elder Abuse Statute. Plaintiffs seek: (a) compensatory damages, costs, and, pre- and post-judgment interest; (b) with respect to their claim concerning Section 4226, a penalty in the amount of premiums paid by the plaintiffs and the putative class; and (c) injunctive relief and attorneys’ fees in connection with their statutory claims. In August 2020, the federal district court issued a decision certifying nationwide breach of contract and Section 4226 classes, and a New York State Section 349 class. Owners of a substantial number of policies opted out of the Brach class action. Most opt-out policies are not yet the subject of litigation. Others filed suit previously, including three federal actions that have been coordinated with the Brach action and contain similar allegations along with additional allegations for violations of state consumer protection statutes and common law fraud. In March 2022, the federal district court issued a summary judgment decision, denying in significant part but granting in part Equitable Financial’s motion and denying the motion filed by plaintiffs in the coordinated actions. In July 2022, the federal district court granted Equitable Financial’s motion to reconsider its summary judgment decision in part and granted summary judgment as to a portion of the Section 4226 class. The federal district court also agreed to consider whether it should decertify the Section 4226 class. In January 2023, the federal district court declined to decertify the class and instead modified it to replace certain class members. Beginning October 30, 2023, the federal district court will hold one consolidated trial for the Brach action and the three coordinated actions. Equitable Financial has commenced settlement discussions with the Brach class action plaintiffs and plaintiffs in the coordinated actions. No assurances can be given about the outcome of those settlement discussions. Equitable Financial has settled actual and threatened litigations challenging the COI increase by individual policyowners and one entity that invested in numerous policies purchased in the life settlement market. Two actions are also pending against Equitable Financial in New York state court. In July 2022, the trial court in one of the New York state court actions, Hobish v. AXA Equitable Life Insurance Company, granted in significant part Equitable Financial’s motion for summary judgment and denied plaintiff’s cross motion. That plaintiff filed a notice of appeal and Equitable filed a notice of cross-appeal. Equitable Financial is vigorously defending each of these matters.

As with other financial services companies, Equitable Financial periodically receives informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations in connection with inquiries and investigations of the products and practices of the Company or the financial services industry. It is the practice of the Company to cooperate fully in these matters.

Obligations under Funding Agreements

Federal Home Loan Bank (“FHLB”)

As a member of the FHLB, Equitable Financial has access to collateralized borrowings. It also may issue funding agreements to the FHLB. Both the collateralized borrowings and funding agreements would require Equitable Financial to pledge qualified mortgage-backed assets and/or government securities as collateral. Equitable Financial issues short-term funding agreements to the FHLB and uses the funds for asset, liability, and cash management purposes. Equitable Financial issues long-term funding agreements to the FHLB and uses the funds for spread lending purposes.

Entering into FHLB membership, borrowings and funding agreements requires the ownership of FHLB stock and the pledge of assets as collateral. Equitable Financial has purchased FHLB stock of $394 million and pledged collateral with a carrying value of $11.8 billion as of December 31, 2022.

Funding agreements are reported in policyholders’ account balances in the consolidated balance sheets. For other instruments used for asset/liability and cash management purposes, see “Derivative and offsetting assets and liabilities” included in Note 4 of the Notes to these Consolidated Financial Statements. The table below summarizes the Company’s activity of funding agreements with the FHLB.

Change in FHLB Funding Agreements during the Year Ended December 31, 2022

	Outstanding Balance at December 31, 2021	Issued During the Period	Repaid During the Period	Long-term Agreements Maturing Within One Year	Long-term Agreements Maturing Within Five Years	Outstanding Balance at December 31, 2022
	(in millions)
Short-term funding agreements:
Due in one year or less	$5,353	$54,316	$(53,790)	$251	$—	$6,130
Long-term funding agreements:
Due in years two through five	1,290	640	—	(251)	—	1,679
Due in more than five years	—	692	—	—	—	692

Total long-term funding agreements	1,290	1,332	—	(251)	—	2,371

Total funding agreements(1)	$6,643	$55,648	$(53,790)	$—	$—	$8,501

(1)

The $4 million and $4 million difference between the funding agreements carrying value shown in fair value table for December 31, 2022 and 2021, respectively, reflects the remaining amortization of a hedge implemented and closed, which locked in the funding agreements borrowing rates.

Funding Agreement-Backed Notes Program (“FABN”)

Under the FABN program, Equitable Financial may issue funding agreements in U.S. dollar or foreign currencies to a Delaware special purpose statutory trust (the “Trust”) in exchange for the proceeds from issuances of fixed and floating rate medium-term marketable notes issued by the Trust from time to time (the “Trust Notes”). The funding agreements have matching interest, maturity and currency payment terms to the applicable Trust Notes. The Company hedges the foreign currency exposure of foreign currency denominated funding agreements using cross currency swaps as discussed in Note 4 of the Notes to these Consolidated Financial Statements. As of December 31, 2022, the maximum aggregate principal amount of Trust Notes permitted to be outstanding at any one time is $10 billion. Funding agreements issued to the Trust, including any foreign currency transaction adjustments, are reported in policyholders’ account balances in the consolidated balance sheets. Foreign currency transaction adjustments to policyholder’s account balances are recognized in net income (loss) as an adjustment to interest credited to policyholders’ account balances and are offset in interest credited to policyholders’ account balances by a release of AOCI from deferred changes in fair value of designated and qualifying cross currency swap cash flow hedges. The table below summarizes Equitable Financial’s issuances of funding agreements under the FABN program.

Change in FABN Funding Agreements during the Year Ended December 31, 2022

	Outstanding Balance at December 31, 2021	Issued During the Period	Repaid During the Period	Long-term Agreements Maturing Within One Year	Long-term Agreements Maturing Within Five Years	Foreign Currency Transaction Adjustment	Outstanding Balance at December 31, 2022
	(in millions)
Short-term funding agreements:
Due in one year or less	$—	$—	$—	$1,500	$—	$—	$1,500
Long-term funding agreements:
Due in years two through five	4,600	400	—	(1,500)	500	—	4,000
Due in more than five years	2,119	—	—	—	(500)	(34)	1,585

Total long-term funding agreements	6,719	400	—	(1,500)	—	(34)	5,585

Total funding agreements(1)	$6,719	$400	$—	$—	$—	$(34)	$7,085

(1)

The $66 million and $70 million difference between the funding agreements notional value shown and carrying value table as of December 31, 2022 and 2021, respectively, reflects the remaining amortization of the issuance cost of the funding agreements and the foreign currency transaction adjustment.

Guarantees and Other Commitments

The Company provides certain guarantees or commitments to affiliates and others. As of December 31, 2022, these arrangements include commitments by the Company to provide equity financing of $1.3 billion to certain limited partnerships and real estate joint ventures under certain conditions. Management believes the Company will not incur material losses as a result of these commitments.

The Company had $17 million of undrawn letters of credit related to reinsurance as of December 31, 2022. The Company had $703 million of commitments under existing mortgage loan agreements as of December 31, 2022.

The Company is the obligor under certain structured settlement agreements it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, the Company owns single premium annuities issued by previously wholly-owned life insurance subsidiaries. The Company has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly-owned subsidiaries be unable to meet their obligations. Management believes the need for the Company to satisfy those obligations is remote.

19)	INSURANCE STATUTORY FINANCIAL INFORMATION

For 2022, 2021 and 2020, respectively, Equitable Financial’s statutory net income (loss) totaled $134 million, $(865) million and $413 million. Statutory surplus, Capital stock and AVR totaled $6.6 billion and $6.5 billion as of December 31, 2022 and 2021, respectively. As of December 31, 2022, Equitable Financial, in accordance with various government and state regulations, had $5 million of securities on deposit with such government or state agencies.

In 2022 and 2020, Equitable Financial paid to its direct parent, which subsequently distributed such amount to Holdings, an ordinary shareholder dividend of $930 million and $2.1 billion, respectively. Equitable Financial did not pay ordinary dividends during 2021 due to operating losses.

Dividend Restrictions

As a domestic insurance subsidiary regulated by the insurance laws of New York State, Equitable Financial is subject to restrictions as to the amounts the Company may pay as dividends and amounts the Company may repay of surplus notes to Holdings.

State insurance statutes also typically place restrictions and limitations on the amount of dividends or other distributions payable by insurance company subsidiaries to their parent companies, as well as on transactions between an insurer and its affiliates. Under the New York insurance laws, which are applicable to Equitable Financial, a domestic stock life insurer may not, without prior approval of the NYDFS, pay an ordinary dividend to its stockholders exceeding an amount calculated based on a statutory formula (“Ordinary Dividend”). Dividends in excess of this amount require the insurer to file a notice of its intent to declare the dividends with the NYDFS and obtain prior approval or non-disapproval from the NYDFS with respect to such dividends (“Extraordinary Dividend”). Due to a permitted statutory accounting practice agreed to with the NYDFS, Equitable Financial will need the prior approval of the NYDFS to pay the portion, if any, of any Ordinary Dividend that exceeds the Ordinary Dividend that Equitable Financial would be permitted to pay under New York insurance law absent the application of such permitted practice (such excess, the “Permitted Practice Ordinary Dividend”).

Applying the formulas above, Equitable Financial could pay an Ordinary Dividend of up to approximately $1.7 billion in 2023.

Intercompany Reinsurance

The company receives statutory reserve credits for reinsurance treaties with EQ AZ Life Re to the extent EQ AZ Life Re holds assets in an irrevocable trust (the “EQ AZ Life Re Trust”). As of December 31, 2022, EQ AZ Life Re holds $1.7 billion of assets in the EQ AZ Life Re Trust and letters of credit of $2.1 billion that are guaranteed by Holdings. Under the reinsurance transactions, EQ AZ Life Re is permitted to transfer assets from the EQ AZ Life Re Trust under certain circumstances. The level of statutory reserves held by EQ AZ Life Re fluctuate based on market movements, mortality experience and policyholder behavior. Increasing reserve requirements may necessitate that additional assets be placed in trust and/or additional letters of credit be secured, which could adversely impact EQ AZ Life Re’s liquidity.

Prescribed and Permitted Accounting Practices

As of December 31, 2022, the following three prescribed and permitted practices resulted in net income (loss) and capital and surplus that is different from the statutory surplus that would have been reported had NAIC statutory accounting practices been applied.

Equitable Financial was granted a permitted practice by the NYDFS to apply SSAP 108, Derivatives Hedging Variable Annuity Guarantees on a retroactive basis from January 1, 2021 through June 30, 2021, after reflecting the impacts of our reinsurance transaction with Venerable. The permitted practice was amended to also permit Equitable Financial to adopt SSAP 108 prospectively as of July 1, 2021 and to consider the impact of both the interest rate derivatives and the general account assets used to fully hedge the interest rate risk inherent in its variable annuity guarantees when determining the amount of the deferred asset or liability under SSAP 108. Application of the permitted practice partially mitigates the New York Insurance Regulation 213 (“Reg 213”) impact of the Venerable Transaction on Equitable Financial’s statutory capital and surplus and enables Equitable Financial to more effectively neutralize the impact of interest rates on its statutory surplus and to better align with our economic hedging program. The impact of applying this permitted practice relative to SSAP 108 as written was an increase of approximately $86 million in statutory special surplus funds, a decrease of $1.3 billion in statutory net income for the year ended December 31, 2022 and an increase of $1.4 billion for the year ended December 31, 2021, which will be amortized over five years for each of the retrospective and prospective components. The permitted practice also reset Equitable Financial’s unassigned surplus to zero as of June 30, 2021 to reflect the transformative nature of the Venerable Transaction.

The NAIC Accounting Practices and Procedures manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted practices by the State of New York. However, Reg 213 adopted in May of 2019 and as amended in February 2020 and March 2021, differs from the NAIC variable annuity reserve and capital framework. Reg 213 requires Equitable Financial to carry statutory basis reserves for its variable annuity contract obligations equal to the greater of those required under (i) the NAIC standard or (ii) a revised version of the NYDFS requirement in effect prior to the adoption of the first amendment for contracts issued prior to January 1, 2020, and for policies issued after that date a new standard that in current market conditions imposes more conservative reserving requirements for variable annuity contracts than the NAIC standard.

The impact of the application of Reg 213 was a decrease of approximately $1.9 billion in statutory surplus as of December 31, 2022 compared to statutory surplus under the NAIC variable annuity framework. Our hedging program is designed to hedge the economics of our insurance liabilities and largely offsets Reg 213 and NAIC framework reserve movements due to interest rates and equities. The NYDFS allows domestic insurance companies a five year phase-in provision for Reg 213 reserves. As of September 30, 2022, Equitable Financial’s Reg 213 reserves were 100% phased-in. As of December 31, 2022, given the prevailing market conditions and business mix, there are no Reg 213 redundant reserves over the US RBC CTE 98 total asset requirement (“TAR”). Finally, the continued application of Reg 213 resulted in a corresponding decrease of $0.7 billion in statutory net income for the year ended December 31, 2022, which was largely offset by net income gains on our hedging program during the same period as noted.

During the fourth quarter 2020, Equitable Financial received approval from NYDFS for its proposed amended Plan of Operation for Separate Account No. 68 (“SA 68”) for our Structured Capital Strategies product and Separate Account No. 69 (“SA 69”) for our EQUI-VEST product Structured Investment Option, to change the accounting basis of these two non-insulated Separate Accounts from fair value to book value in accordance with Section 1414 of the Insurance Law to align with how we manage and measure our overall general account asset portfolio. In order to facilitate this change and comply with Section 4240(a)(10), the Company also sought approval to amend the Plans to remove the requirement to comply with Section 4240(a)(5)(iii) and substitute it with a commitment to comply with Section 4240(a)(5)(i). Similarly, the Company updated the reserves section of each Plan to reflect the fact that Regulation 128 would no longer be applicable upon the change in accounting basis. We applied this change effective January 1, 2021. The impact of the application is an increase of approximately $2.2 billion in statutory surplus and an increase in statutory net income for the year ended December 31, 2022 of $2.3 billion.

As of December 31, 2020 and for the year then ended, there were no differences in net income (loss) and capital and surplus resulting from practices prescribed and permitted by NYDFS and those prescribed by NAIC Accounting Practices and Procedures effective as of December 31, 2020.

The Company cedes a portion of their statutory reserves to EQ AZ Life Re, a captive reinsurer, as part of the Company’s capital management strategy. EQ AZ Life Re prepares financial statements in a special purpose framework for statutory reporting.

Differences between Statutory Accounting Principles and U.S. GAAP

Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from U.S. GAAP. The differences between statutory surplus and capital stock determined in accordance with SAP and total equity under U.S. GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders’ account balances under SAP differ from U.S. GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under U.S. GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) under SAP, Federal income taxes are provided on the basis of amounts currently payable with limited recognition of deferred tax assets while under U.S. GAAP, deferred taxes are recorded for temporary differences between the financial statements and tax basis of assets and liabilities where the probability of realization is reasonably assured; (e) the valuation of assets under SAP and U.S. GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; (f) reporting the surplus notes as a component of surplus in SAP but as a liability in U.S. GAAP; (g) computer software development costs are capitalized under U.S. GAAP but expensed under SAP; (h) certain assets, primarily prepaid assets, are not admissible under SAP but are admissible under U.S. GAAP; and (i) cost of reinsurance which is recognized as expense under SAP and amortized over the life of the underlying reinsured policies under U.S. GAAP.

20)	REDEEMABLE NONCONTROLLING INTEREST

The changes in the components of redeemable noncontrolling interests are presented in the table that follows:

	Year Ended December 31,
	2022	2021	2020
	(in millions)
Balance, beginning of period	$28	$41	$39
Net earnings (loss) attributable to redeemable noncontrolling interests	(3)	—	1
Purchase/change of redeemable noncontrolling interests	(4)	(13)	1

Balance, end of period	$21	$28	$41

21)	REVENUES FROM EXTERNAL CUSTOMERS

Revenue from external customers, by product, is shown in the table that follows:

	Year Ended December 31,
	2022	2021	2020
	(in millions)
Individual Variable Annuity Products
Premiums	$123	$126	$165
Fees(1)	1,792	2,364	2,555
Others	87	72	8

Total	$2,002	$2,562	$2,728

Employer- Sponsored
Premiums	$—	$—	$—
Fees	506	611	500
Others	25	5	4

Total	$531	$616	$504

Life Insurance Products
Premiums	$545	$566	$587
Fees	1,375	1,417	1,421
Others	10	7	23

Total	$1,930	$1,990	$2,031

Employee Benefit Products
Premiums	$46	$40	$36
Fees	—	—	—
Others	8	—	15

Total	$54	$40	$51

Other
Premiums	$11	$18	$18
Fees	12	16	13
Others	1	10	7

Total	$24	$44	$38

(1)	Excludes the amortization/capitalization of unearned revenue liability of $(38) million, $(13) million and $(14) million for the years ended December 31, 2022, 2021 and 2020, respectively.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY

SCHEDULE I

SUMMARY OF INVESTMENTS — OTHER THAN INVESTMENTS IN RELATED PARTIES

AS OF DECEMBER 31, 2022

	Cost(1)	Fair Value	Carrying Value
	(in millions)
Fixed maturities, AFS:
U.S. government, agencies and authorities	$7,049	$5,738	$5,738
State, municipalities and political subdivisions	540	471	471
Foreign governments	985	836	836
Public utilities	6,283	5,303	5,303
All other corporate bonds	39,770	34,160	34,160
Residential mortgage-backed	860	777	777
Asset-backed	8,817	8,449	8,449
Commercial mortgage-backed	3,742	3,170	3,170
Redeemable preferred stocks	41	43	43

Total fixed maturities, AFS	68,087	58,947	58,947
Mortgage loans on real estate(2)	16,593	14,675	16,464
Policy loans	3,563	3,850	3,563
Other equity investments	2,860	2,942	2,942
Trading securities	279	283	283
Other invested assets	2,835	2,835	2,835

Total Investments	$94,217	$83,532	$85,034

(1)

Cost for fixed maturities represents original cost, reduced by repayments and write-downs and adjusted for amortization of premiums or accretion of discount; cost for equity securities represents original cost reduced by write-downs; cost for other limited partnership interests represents original cost adjusted for equity in earnings and reduced by distributions.

(2)	Carrying value for mortgage loans on real estate represents original cost adjusted for amortization of premiums or accretion of discount and reduced by credit loss allowance.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY

SCHEDULE IV

REINSURANCE(1)

AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

	Gross Amount	Ceded to Other Companies	Assumed from Other Companies	Net Amount	Percentage of Amount Assumed to Net
	(in millions)
2022
Life insurance in-force	$379,949	$156,088	$31,337	$255,197	12.3%

Premiums:
Life insurance and annuities	$712	$200	$172	$684	25.1%
Accident and health	52	19	8	41	19.5%

Total premiums	$764	$219	$180	$725	24.8%

2021
Life insurance in-force	$388,520	$164,782	$31,971	$255,710	12.5%

Premiums:
Life insurance and annuities	$709	$170	$173	$712	24.3%
Accident and health	53	23	8	38	21.1%

Total premiums	$762	$193	$181	$750	24.1%

2020
Life insurance in-force	$389,576	$72,110	$32,289	$349,755	9.2%

Premiums:
Life insurance and annuities	$712	$127	$186	$771	24.1%
Accident and health	52	26	9	35	24.8%

Total premiums	$764	$153	$195	$806	24.1%

(1)	Includes amounts related to the discontinued group life and health business.